As filed with the Securities and Exchange Commission on May 1, 2004.
                                                      Registration No. 333-67003
                                                               File No. 811-9044
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 7


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 7


                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)



                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             One National Life Drive
                            Montpelier, Vermont 05604
                                 (802) 229-3113
                         -------------------------------

                                D. Russell Morgan
                            Assistant General Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                           Sutherland Asbill & Brennan
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404
                         -------------------------------

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_X_ on May 1, 2004 pursuant to paragraph (a)(1) of Rule 485
___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interests in a variable account under individual flexible premium variable universal life policies

                            SENTINEL BENEFIT PROVIDER
          A Variable Universal Life Insurance Policy Intended Primarily
                            for the Corporate Market

                               P R O S P E C T U S
                                Dated May 1, 2004

--------------------------------------------------------------------------------
       National Life Insurance Company o Home Office: National Life Drive,
                   Montpelier, Vermont 05604 o 1-800-278-3413
--------------------------------------------------------------------------------
                    National Variable Life Insurance Account


This Prospectus describes the Sentinel Benefit Provider Policy, a flexible premium variable universal life insurance policy offered by National Life Insurance Company. The policy has an insurance component and an investment component. Owners of policies can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives and you can increase or decrease the death benefit payable under your policy. You may also choose between two death benefit compliance tests at the time your policy is issued.

You may allocate premium payments to the National Variable Life Insurance Account, a separate account of National Life. This separate account currently has thirty-one subaccounts, each of which buys shares of specific fund portfolios. The available funds are shown below.



------------------------------    ------------------------------    ------------------------------    ------------------------------
MANAGED BY NL CAPITAL             MANAGED BY FRED ALGER             MANAGED BY AMERICAN CENTURY       MANAGED BY DEUTSCHE ASSET
MANAGEMENT, INC.                  INVESTMENT MANAGEMENT, INC        MANAGEMENT, INC.                  MANAGEMENT, INC.
------------------------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Trust  Alger American Fund               American Century Variable         Scudder VIT Funds
                                                                    Portfolios, Inc.
 Common Stock Fund                  Growth Portfolio                 VP Income & Growth Portfolio       EAFE(R)Equity Index Fund
 Mid Cap Growth Fund                Leveraged AllCap Portfolio       VP Value Portfolio                 Equity 500 Index Fund
 Small Company Fund                 Small Capitalization Portfolio   VP Inflation Protection            Small Cap Index Fund
 Growth Index Fund                                                     Portfolio
 Balanced Fund
 Bond Fund
 Money Market Fund

------------------------------    ------------------------------    ------------------------------    ------------------------------
                                                                    MANAGED BY AIM ADVISORS, INC.:
MANAGED BY THE DREYFUS            MANAGED BY FIDELITY MANAGEMENT &  SUBADVISED BY INVESCO             MANAGED BY J.P. MORGAN
CORPORATION                       RESEARCH COMPANY                  INSTITUTIONAL (N.A.) INC.         INVESTMENT MANAGEMENT, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                  Fidelity Variable Insurance       AIM Variable Insurance Funds       JP Morgan Series Trust II
                                  Product Funds                      INVESCO VIF - Dynamics Fund       JP Morgan International
Dreyfus Socially Responsible        Investment Grade Bond            INVESCO VIF - Health Sciences Fund  Equity Portfolio
  Growth Fund                       Overseas Portfolio               INVESCO VIF - Technology Fund      JP Morgan Small Company
                                                                                                         Portfolio

------------------------------    ------------------------------    ------------------------------    ------------------------------
MANAGED BY MORGAN STANLEY         MANAGED BY NEUBERGER BERMAN       MANAGED BY STRONG CAPITAL         MANAGED BY STRONG CAPITAL
INVESTMENT MANAGEMENT, INC.       MANAGEMENT, INC.                  MANAGEMENT, INC.                  MANAGEMENT, INC.
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal           Neuberger Berman Advisers        Strong Variable Insurance Funds,  Strong Opportunity Fund II
Institutional Funds                Management Trust                  Inc.                             Strong Opportunity Fund II
  Emerging Markets Equity            Partners Portfolio             Mid Cap Growth Fund II
Portfolio
  Core Plus Fixed Income
Portfolio
  High Yield Portfolio
  U. S. Real Estate Portfolio
------------------------------    ------------------------------    ------------------------------    ------------------------------




The value in each subaccount will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios and the deduction of charges. You bear the entire investment risk for all amounts allocated to the various portfolios. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum account value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

It may not be advantageous to purchase this policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It may also not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                        PAGE
Summary of the Benefits and Risks of the Policy...........................................................1
     Summary of Principal Policy Benefits.................................................................1
     Summary of the Principal Risks of Purchasing a Policy................................................2
     Fee Tables...........................................................................................4
National Life Insurance Company ..........................................................................9
The Separate Account and the Portfolios...................................................................9
     The Separate Account ................................................................................9
     The Portfolios.......................................................................................9
     Addition, Deletion or Substitution of Investments....................................................11
     Voting Portfolio Shares..............................................................................12
     Net Investment Return of the Variable Account........................................................13
The Policy................................................................................................14
     Purchasing a Policy..................................................................................14
     Premiums.............................................................................................16
     Transfers............................................................................................17
     Transfer Right for Change in Investment Policy.......................................................18
     Available Automated Fund Management Features.........................................................18
     Account Value........................................................................................18
     Enhancement to Cash Surrender Value in Early Policy Years............................................19
Death Benefit.............................................................................................20
     Ability to Adjust Face Amount........................................................................23
     Payment of Policy Benefits...........................................................................24
     Settlement Options...................................................................................24
Policy Loans..............................................................................................25
Surrenders and Withdrawals................................................................................26
Lapse and Reinstatement...................................................................................29
Charges and Deductions....................................................................................29
     Premium Loads........................................................................................29
     Monthly Deduction....................................................................................30
     Mortality and Expense Risk Charge....................................................................31
     Separate Account Administration Charge...............................................................32
     Transfer Charge......................................................................................32
     Other Charges........................................................................................32
     Possible Charge for National Life's Taxes............................................................32
Supplemental Term Insurance Rider.........................................................................33
Federal Income Tax Considerations.........................................................................33
     Introduction.........................................................................................33
     Tax Status of the Policy.............................................................................33
     Tax Treatment of Policy Benefits.....................................................................34
     Possible Tax Law Changes.............................................................................36
     Possible Charges for National Life's Taxes...........................................................36
Distribution of the Policies..............................................................................37
Legal Matters.............................................................................................37
Other Policy Provisions...................................................................................38
Financial Statements......................................................................................38
Glossary..................................................................................................39
Appendix A................................................................................................A-1
Statement of Additional Information Table of Contents.....................................................B-1



THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY


This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.


SUMMARY OF PRINCIPAL POLICY BENEFITS

LIFE INSURANCE PROTECTION.


The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.


As long as your Policy remains in force, we will pay the Death Benefit to the Beneficiary, when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary term insurance Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

         DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

         If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

         Face Amount; or
         the Cash Surrender Value multiplied by a death benefit factor specified in the Policy.

         If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

         the Face Amount plus the Accumulated Value; or the Cash Surrender Value multiplied by the same death benefit factor that applies to option A.

The Policy must satisfy one of two death benefit compliance tests under federal income tax laws, the Guideline Premium Test or the Cash Value Accumulation Test. You must select on your application which of these tests will apply to your Policy, and your selection, once made, may not be changed. If you choose the cash Value Accumulation Test, then Option A is the only available Death Benefit option.


After a year, you may adjust the Death Benefit by increasing or decreasing the Face Amount of your Policy. If you have chosen the Guideline Premium Test as the federal tax death benefit compliance test, then after a year you may also change the Death Benefit option. SEE "Death Benefit." Changing the Face Amount or Death Benefit option may have tax consequences.


o You can elect to include a Supplemental Term Insurance Rider in you Policy, which will increase the Death Benefit by the Supplemental Term Insurance Amount.

o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS.

     You may borrow against your Policy. The maximum amount of all loans is in most states the Net Account Value less three times the Monthly Deduction for the next Monthly Policy Date. However, the maximum amount of all loans will be different in Vermont and in New York - see "Policy Loans", below. When you take a loan we will transfer an amount equal to the loan to our general account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable.

     After a year, you may request a Withdrawal of Net Account Value. However, you cannot withdraw more than the Net Account Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date. Withdrawals may have tax consequences.


     You may surrender your Policy at any time and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Cash Surrender Value less any Policy loan with accrued interest. Surrendering your Policy may have tax consequences.


VARIETY OF INVESTMENT OPTIONS.

     You may allocate Net Premiums among the subaccounts of the Separate Account. The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

     As your needs or financial goals change, you can change your investment mix by making transfers among the subaccounts of the Separate Account. Currently, you may make an unlimited number of such transfers without charge.

SUMMARY OF THE PRINCIPAL RISKS OF PURCHASING A POLICY

INVESTMENT RISK

     We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy. In addition, we deduct Policy fees and charges from your Account Value, which can significantly reduce your Account Value. During times of poor performance, these deductions will have an even greater impact on your Account Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium.

RISK OF LAPSE.

     If on any Monthly Policy Date the Net Account Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse during the first 5 Policy Years so long as you pay the Cumulative Minimum Monthly Premium. However, any Withdrawal or Policy loan which reduces the Net Cash Surrender value may cause a lapse.

TAX RISKS.


     We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), particularly if you pay the full amount of premiums permitted under the Policy and you select the guideline premium tax compliance test. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should generally be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.


     Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS.

     You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment, for several reasons. These include the premium tax and distribution charges, and the possible adverse tax consequences from an early surrender

     Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS.

     A Policy loan, whether or not repaid, will affect the Account Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account.

     We reduce the amount we pay on the Insured's death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Net Account Value to zero.

     A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

PORTFOLIO COMPANY RISKS

A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.


FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account.


------------------------------------------------------------------------------------------------------------------------
                                                 TRANSACTION FEES
--------------------------- -------------------- --------------------------------- -------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             GUARANTEED CHARGE
--------------------------- -------------------- --------------------------------- -------------------------------------
DISTRIBUTION CHARGE         Upon receipt of      15% of premiums paid up to the    From 15% of premiums paid up to the
                            each premium         Target Premium1, plus 2.5% of     Target Premium1, and 2.5% of
                            payment              premiums paid in excess of        premiums paid in excess of Target
                                                 Target Premium2                   Premium, to. 5% of premiums paid
                                                                                   up to the Target Premium, and 2.5%
                                                                                   of premiums paid in excess of Target
                                                                                   Premium, depending on the Policy Year.2
--------------------------- -------------------- --------------------------------- -------------------------------------
PREMIUM TAX CHARGE:         Upon receipt of      An amount equal to the actual     An amount equal to the actual
                            each premium         amount of premium tax or          amount of premium tax or
                            payment              retaliatory tax assessed on       retaliatory tax assessed on sales
                                                 sales in the jurisdiction in      in the jurisdiction in which the
                                                 which the Policy is sold.         Policy is sold. Premium taxes may
                                                 Premium taxes may range from 2%   range from 2% to as a high as 12%
                                                 to as a high as 12% in certain    in certain jurisdictions in
                                                 jurisdictions in Kentucky.        Kentucky.
--------------------------- -------------------- --------------------------------- -------------------------------------


                                       4


--------------------------- -------------------- --------------------------------- -------------------------------------
TRANSFER FEES               Upon transfer        $25 per transfer in excess of     None
                                                 12 transfers in any one Policy
                                                 Year
--------------------------- -------------------- --------------------------------- -------------------------------------
LOAN                        INTEREST SPREAD3 At the end of each 0.60% per annum
                            of amount held From 0.47% to 0.22% annually of
                            Policy year, or as Collateral amount held as
                            Collateral4 upon death, surrender or lapse, if
                            earlier
--------------------------- -------------------- --------------------------------- -------------------------------------


1 The Target Premium is an amount equal to 1.25 times the annual whole life premium which would apply to a Policy calculated by using the applicable 1980 Commissioners Standard Ordinary Mortality Table and an interest rate of 3.5%.
2 The Distribution Charge is: for Policy Year 1; 13% of premiums paid up to the Target Premium, plus 0.5% of premiums paid in excess of Target Premium; for Policy Years 2 through 7: 15% of premiums paid up to the Target Premium, and 2.5% of premiums paid in excess of Target Premium; and for Policy Years 8 and thereafter: 5% of premiums paid up to the Target Premium, and 2.5% of premiums paid in excess of Target Premium.
3 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Collateral loan account (4% compounded annually).
4 The current loan interest spread is, for Policy Year 1: 0.47% annually of amount held as Collateral; for Policy Years 8 - 10: 0.37% annually of amount held as Collateral; for Policy Years 11 -20: 0.27% annually of amount held as Collateral; and for Policy Years 21 and thereafter: 0.22% annually of amount held as Collateral.

                                      * * *

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

--------------------------------------------------------------------------------------------------------------------------
                                PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT
                                                              GUARANTEED CHARGE            CHARGE
------------------------------ ------------------------------ ---------------------------- -------------------------------
COST OF INSURANCE:5
                               On the Date of Issue of the
                               Policy and on each Monthly
                               Policy Date
o     Minimum and Maximum                                  $0.084 to $83.33 per $1000   $0.014 to $16.99 per $1000 of
      Charge6                                               of Net Amount at Risk per    Net Amount at Risk per month
                                                            month
                                                                                         $0.046 per $1000 of Net
o     Charge for a 45                                      $0.28 per $1000 of Net        Amount at Risk per month
      year old male                                         Amount at Risk per month
      NONSMOKER in the full
      medical preferred
      nonsmoker underwriting
      class, Policy Year 1
------------------------------ ------------------------------ ---------------------------- -------------------------------
MORTALITY AND EXPENSE RISK     On the Date of Issue of the    Annual rate of 0.60% of      Annual rates of from 0.22% to
FEES                           Policy and on each day         the Account Value            0.00%  of Account Value,
                                                                                           depending on Policy Year7
------------------------------ ------------------------------ ---------------------------- -------------------------------
POLICY ADMINISTRATION CHARGE   On the Date of Issue of the    $8.00 per month              $5.50 per month
                               Policy and on each Monthly
                               Policy Date
------------------------------ ------------------------------ ---------------------------- -------------------------------



                                       5

------------------------------ ------------------------------ ---------------------------- -------------------------------
UNDERWRITING CHARGE            On the Date of Issue of the    $1.67 per month in Year 1,   $1.67 per month in Year 1,
                               Policy and on each Monthly     and $3.75 per month in       and $3.75 per month in Years
                               Policy Date                    Years 2 - 5                  2 - 5

------------------------------ ------------------------------ ---------------------------- -------------------------------
SEPARATE ACCOUNT               On the Date of Issue of the    Annual rate of 0.10% of      Annual rate of 0.10% of
ADMINISTRATION CHARGE          Policy and on each day         Account Value during the     Account Value during the
                                                              first 20 Policy Years, and   first 20 Policy Years, and
                                                              annual rate of 0.07%         annual rate of 0.07%
                                                              thereafter                   thereafter
------------------------------ ------------------------------ ---------------------------- -------------------------------
SUPPLEMENTAL TERM INSURANCE    On the Date of Issue of the
RIDER CHARGE5                  Policy and on each Monthly
                               Policy Date
o        Minimum and Maximum                                  $0.084 to $83.33 per $1000   $0.014 to $16.994 per $1000
     Charge6                                                  of Supplemental Term         of Supplemental Term
                                                              Insurance Amount per month   Insurance Amount per month
|X|  Charge for a 45
     year old male nonsmoker                                  $0.28 per $1000 of
     in the full medical                                      Supplemental Term            $0.046 per $1000 of
     preferred nonsmoker                                      Insurance Amount per month   Supplemental Term Insurance
     underwriting class,                                                                   Amount per month
     Policy Year 1

------------------------------ ------------------------------ ---------------------------- -------------------------------


5 Cost of insurance charges vary based on the Insured's Attained Age, Rate Class, underwriting method, Duration, and Net Amount at Risk. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed and current cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

6The minimum guaranteed charge is based on an Insured with the following characteristics: female, preferred nonsmoker, age 20; the minimum current charge is based on an Insured with the following characteristics: female, preferred nonsmoker, age 26; the maximum guaranteed charge is based on an Insured with the following characteristics: all persons at Attained Age 98; the maximum current charge is based on an Insured with the following characteristics: male, guaranteed issue smoker, Attained Age 98, Issue Age 85.

7The current Mortality and Expense Risk Charge is at the following percentages of Account Value: Years 1 - 7: 0.22%;Years 8 -10: 0.12%; Years 11-20: 0.02%, and
Year 21 and thereafter: 0.00%


                                      * * *


The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2003. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):

------------------------------------------------------------- ----------------------------- ----------------------------
                                                                        Minimum                       Maximum
------------------------------------------------------------- ----------------------------- ----------------------------
Total Annual Portfolio Operating Expenses (total of all                  0.30%                         3.03%
expenses that are deducted from portfolio assets including
management fees, 12b-1 fees and other expenses).
------------------------------------------------------------- ----------------------------- ----------------------------

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2003.


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets)5

                                                                                                           Gross Total
                                                                 Management                     Other        Annual
Portfolio                                                           Fees        12b-1 Fees9   Expenses      Expenses
-----------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Trust
      Balanced Fund                                                0.55%            N/A         0.49%         1.04%
      Bond Fund                                                    0.40%            N/A         0.33%         0.73%
      Common Stock Fund                                            0.45%            N/A         0.30%         0.75%
      Growth Index Fund                                            0.30%            N/A         2.73%         3.03%
      Mid Cap Growth Fund                                          0.49%            N/A         0.40%         0.89%
      Money Market Fund                                            0.25%            N/A         0.28%         0.53%
      Small Company Fund                                           0.47%            N/A         0.34%         0.81%
The Alger American Fund
      Alger American Growth Portfolio - Class O Shares             0.75%            N/A         0.10%         0.85%
      Alger American Leveraged AllCap - Class O Shares             0.85%            N/A         0.12%         0.97%
      Alger American Small Capitalization - Class O Shares         0.85%            N/A         0.12%         0.97%
American Century Variable Portfolios, Inc.
      VP Income & Growth Portfolio                                 0.70%            N/A         0.00%         0.70%
      VP Value Portfolio                                           0.95%            N/A         0.00%         0.95%
      VP Inflation Protection                                      0.50%           0.25%        0.00%         0.75%
Dreyfus Socially Responsible Growth Fund, Inc.
      Initial Shares, Socially Responsible Growth Fund, Inc.       0.75%            N/A         0.09%         0.84%
Fidelity Variable Insurance Products
      Investment Grade Bond Portfolio                              0.43%            N/A         0.11%         0.54%
      Overseas Portfolio                                           0.73%            N/A         0.17%         0.90%
AIM Variable Insurance Funds
      INVESCO VIF - Dynamics Fund                                  0.75%            N/A         0.42%      1.1711, 12%
      INVESCO VIF - Health Sciences Fund                           0.75%            N/A         0.33%      1.0811, 12%
      INVESCO VIF - Technology Fund                                0.75%            N/A         0.41%    1.1610, 11, 12%
J.P. Morgan Series Trust II
      JP Morgan International Equity Portfolio                     0.60%            N/A         0.96%         1.56%
      JP Morgan Small Company Portfolio                            0.55%            N/A         0.60%         1.15%
MS Universal Institutional Funds, Inc.
      Core Plus Fixed Income Portfolio                             0.40%            N/A         0.33%         0.73%
      Emerging Markets Equity Portfolio                            1.25%            N/A         0.62%         1.87%
      High Yield Portfolio                                         0.50%            N/A         0.52%         1.02%
      U.S. Real Estate Portfolio                                   0.80%            N/A         0.31%         1.11%
Neuberger Berman Advisers Management Trust
      Partners Portfolio                                           0.83%            N/A         0.07%         0.90%
Scudder VIT Funds
     EAFE Equity Index                                             0.45%            N/A         0.64%       1.09%
     Equity 500 Index                                              0.20%            N/A         0.10%       0.30%
     Small Cap Index                                               0.35%            N/A         0.26%       0.61%



                                       7

Strong Variable Insurance Funds, Inc.
      Mid Cap Growth Fund II Fund                                  0.75%            N/A         0.71%      1.46%
Strong Opportunity Fund II                                         0.75%            N/A         0.65%      1.40%


5 For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were waived during 2003. It is anticipated that these expense reimbursement and fee waiver arrangements will continue at least until December 31, 2004, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:

                                                               Management                   Other       Annual
           Portfolio                                              Fees      12b-1 Fees    Expenses     Expenses
      ---------------------------------------------------------------------------------------------------------
      Sentinel Variable Products Trust
           Balanced Fund                                         0.53%         N/A          0.29%       0.82%
           Bond Fund                                             0.38%         N/A          0.29%       0.67%
           Common Stock Fund                                     0.45%         N/A          0.23%       0.68%
           Growth Index Fund                                     0.30%         N/A          0.31%       0.61%
           Mid Cap Growth Fund                                   0.49%         N/A          0.35%       0.84%
           Money Market Fund                                     0.25%         N/A          0.15%       0.40%
           Small Company Fund                                    0.47%         N/A          0.29%       0.76%
      American Century VP Inflation Protection                   0.50%        0.23%         0.00%       0.73%
      Fidelity Variable Insurance Products:  Overseas            0.73%         N/A          0.13%       0.86%
      Portfolio
      J.P. Morgan Series Trust II:  JP Morgan International      0.60%         N/A          0.60%       1.20%
      Equity
      Morgan Stanley
           Core Plus Fixed Income Portfolio                      0.37%         N/A          0.33%       0.70%
           Emerging Markets Equity Portfolio                     1.13%         N/A          0.62%       1.75%
           High Yield Portfolio                                  0.28%         N/A          0.52%       0.80%
           U.S. Real Estate Portfolio                            0.79%         N/A          0.31%       1.10%
      Scudder
            EAFE Equity Index                                    0.45%         N/A          0.20%       0.65%
            Small Cap Index                                      0.35%         N/A          0.10%       0.45%
      Strong Mid Cap Growth Fund II                              0.75%         N/A          0.43%       1.18%
      Strong Opportunity Fund II                                 0.75%         N/A          0.34%       1.09%

9 Our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Policies for providing distribution and shareholder support services to some Portfolios.

10 As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.

11The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

12The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.


The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

                         NATIONAL LIFE INSURANCE COMPANY

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.


                     THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account's assets are held separate from our other assets and are not part of our general account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See "Addition, Deletion, or Substitution of Investments."

THE PORTFOLIOS

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolios' assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.


------------------------------------------------ ----------------------------- ----------------------------------- -----------------
PORTFOLIO                                        TYPE OF FUND                  INVESTMENT ADVISER                  SUBADVISER
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Sentinel Variable Products Trust:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Common Stock Fund                             Large Value Equity            NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Growth Index Fund                             Index Equity                  NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Mid Cap Growth Fund                           Mid Cap Growth Equity         NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Money Market Fund                             Money Market                  NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Small Company Fund                            Small Blend Equity            NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Bond Fund                                     Investment-Grade Bond         NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Balanced Fund                                 Hybrid Equity and Debt        NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
The Alger American Fund:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Growth Portfolio - Class O Shares             Large Growth Equity           Fred Alger Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Leveraged AllCap Portfolio - Class O Shares   Growth Equity                 Fred Alger Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Small Capitalization Portfolio - Class O      Small Growth Equity           Fred Alger Management, Inc.         None
Shares
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
American Century Variable Portfolios, Inc.:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   VP Income & Growth Portfolio                  Large Value Equity            American Century Investment         None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   VP Value Portfolio                            Mid Cap Value Equity          American Century Investment         None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   VP Inflation Protection Fund, Class II        Income                        American Century Investment         None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Dreyfus Socially Responsible Growth Fund, Inc.   Large Cap Growth              The Dreyfus Corporation             None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Scudder VIT Funds:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   EAFE Equity Index Fund                        International Index Equity    Deutsche Asset Management, Inc.     Northern Trust
                                                                                                                   Company, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Equity 500 Index Fund                         Index Equity                  Deutsche Asset Management, Inc.     Northern Trust
                                                                                                                   Company, Inc
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Small Cap Index Fund                          Index Equity                  Deutsche Asset Management, Inc.     Northern Trust
                                                                                                                   Company, Inc
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Fidelity Variable Insurance Products Funds:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Overseas Portfolio                            International Equity          Fidelity Management & Research    FMR U.K., FMR Far
                                                                               Company                           East, and Fidelity
                                                                                                                 international
                                                                                                                 Investment Advisers
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Investment Grade Bond Portfolio               Investment Grade Bond         Fidelity Management & Research      None
                                                                               Company
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
AIM Variable Insurance Funds
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   VIF-Dynamics Fund                             Mid Cap Growth Equity         A I M Advisors, Inc.                INVESCO
                                                                                                                   Institutional
                                                                                                                   (N.A.), Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   VIF-Health Sciences Fund                      Sector Equity                 A I M Advisors, Inc.                INVESCO
                                                                                                                   Institutional
                                                                                                                   (N.A.), Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   VIF-Technology Fund                           Sector Equity                 A I M Advisors, Inc.                INVESCO
                                                                                                                   Institutional
                                                                                                                   (N.A.), Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------



                                       10


------------------------------------------------ ----------------------------- ----------------------------------- -----------------
J.P. Morgan Series Trust II:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   JP Morgan International Equity Portfolio      International Equity          J.P. Morgan Investment Management   None
                                                                               Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   JP Morgan Small Company Portfolio             Small Blend Equity            J.P. Morgan Investment Management   None
                                                                               Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Morgan Stanley Universal Institutional Funds:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Emerging Markets Equity Portfolio             International Equity          Morgan Stanley Investment           None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Core Plus Fixed Income Portfolio              Investment Grade Bond         Morgan Stanley Investment           None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   High Yield Portfolio                          Below Investment Grade Bond   Morgan Stanley Investment           None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
                                                                               U.S. Real Estate Portfolio Sector
                                                                               Equity Morgan Stanley Investment
                                                                               None Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Neuberger Berman Advisers Management Trust
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Partners Portfolio                            Large Value                   Neuberger Berman Management, Inc.   None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Strong Variable Insurance Funds, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Mid Cap Growth Fund II                        Mid Cap Growth Equity         Strong Capital Management, Inc.     None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Strong Opportunity Fund II, Inc.                 Mid Cap Blend                 Strong Capital Management, Inc.     None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------


THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.


National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2003, the percentages ranged from 0.05% to 0.25%, and the dollar amounts received ranged from $58 to $3,366 per adviser. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.

In addition, our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required These changes include, among others:

     1) making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:
          (i) operating the Separate Account as a management company under the 1940 Act
          (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required
          (iii) combining or substituting separate accounts
          (iv) transferring the assets of the Separate Account to another separate account
          (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
          (vi) making other technical changes in the Policy to conform with any action described herein;

     2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

     3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

     4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

     5) modifying the provisions of the Policies to comply with applicable laws.

If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

NET INVESTMENT RETURN OF THE SEPARATE ACCOUNT


The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account since the inception of the subaccounts through December 31, 2003.


The net investment returns reflect investment income and capital gains and losses less investment management fees and expenses and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.


                                                                                 For the year ended December 31,
                                                            Subaccount
                                                            Effective
                                                               Date       2003      2002      2001      2000     1999
                                                            -----------------------------------------------------------
     Sentinel Variable Products Trust
         Common Stock                                        03/01/99      30.40%   -17.60%    -8.39%       N/A     N/A
         Mid Cap Growth                                      03/01/99      40.75%   -24.33%   -24.50%       N/A     N/A
         Small Company                                       03/01/99      38.36%   -14.20%     5.01%       N/A     N/A
         Growth Index                                        12/01/00      23.00%   -24.28%   -13.72%    -4.33%     N/A
         Bond Portfolio                                      03/01/99       7.44%     8.74%     7.06%     9.23%  -0.62%
         Managed Portfolio                                   03/01/99      19.51%   -10.55%    -7.32%     8.40%   2.41%
         Money Market                                        03/01/99      -0.05%     1.01%     3.38%       N/A     N/A
     Alger
         Alger American Growth Portfolio - Class O Shares    03/01/99      34.11%   -33.21%   -12.10%   -15.05%  28.54%
         Alger American Leveraged AllCap Portfolio -         12/01/00      33.68%   -34.12%   -16.20%    -0.89%     N/A
         Class O Shares
         Alger American Small Capitalization - Class O       03/01/99      41.23%   -26.46%   -29.74%   -27.43%  46.92%
         Shares
     American Century Variable Portfolios, Inc.
         VP Value Portfolio                                  03/01/99      27.95%   -12.90%    12.46%    17.76%   6.58%
         VP Income & Growth Portfolio                        03/01/99      28.34%   -19.63%    -8.65%   -10.91%  18.85%
         VP Inflation Protection                             04/07/03       4.79%       N/A       N/A       N/A     N/A
     Dreyfus
         Dreyfus Socially Responsible Growth                 12/01/2000    25.02%   -29.17%   -22.82%    -0.39%     N/A
     Fidelity: Variable Insurance Products
         Investment Grade Bond                               12/01/2000     4.37%     9.99%     8.12%     2.08%     N/A
         Overseas                                            12/01/2000    42.25%   -20.53%   -21.42%    -0.97%     N/A
     INVESCO
         VIF - Dynamics Fund                                 12/01/00      36.75%   -32.12%   -31.36%     3.26%     N/A
         VIF - Health Sciences Fund                          12/01/00      26.78%   -24.69%   -12.87%     4.85%     N/A
         VIF - Technology Fund                               12/01/00      44.16%   -47.01%   -46.00%    -3.98%     N/A
     J.P. Morgan Series Trust II
         JP Morgan International Equity Portfolio            03/01/99      31.40%   -18.57%   -19.40%   -16.11%  39.93%
         JP Morgan Small Company Portfolio                   03/01/99      34.91%   -21.90%    -8.32%   -11.61%  55.30%
     Neuberger Berman Advisers Management Trust
         Partners Portfolio                                  03/01/99      34.03%   -24.38%    -3.14%     0.37%   8.09%


                                       13

     Strong Variable Insurance Funds, Inc.
         Mid Cap Growth Fund                                 03/01/99      33.17%   -37.75%   -24.56%   -22.35%  87.95%
         Opportunity Fund II                                 03/01/99      35.94%   -27.05%    10.83%    -7.98%  33.84%
     Scudder
         EAFE Equity Index Fund                              05/04/1999    32.31%   -21.85%   -24.93%   -16.93%  20.27%
         Equity 500 Index Fund                               05/04/1999    27.15%   -22.56%   -12.46%    -9.53%  10.60%
         Small Cap Equity Index Fund                         05/04/1999    45.28%   -20.84%     1.74%    -4.18%  17.06%
     Morgan Stanley
         High Yield Portfolio                                12/01/2000    24.73%    -7.57%    -4.78%     3.70%     N/A
         US Real Estate Portfolio                            12/01/2000    36.44%    -1.10%     9.49%     5.78%     N/A
         Fixed Income Portfolio                              12/01/2000     3.81%     6.98%     8.97%     2.49%     N/A
         Emerging Markets Equity Portfolio                   12/01/2000    48.50%    -9.19%    -6.79%    -1.21%     N/A




                                   THE POLICY

         We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

PURCHASING A POLICY

        To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer. The Minimum Initial Premium must be submitted when the Policy is delivered. The Minimum Face Amount of a Policy is generally $5000. The Minimum Initial Premium per set of Policies purchased at the same time and associated with a corporation or its affiliates, a trust or a partnership, or for a Policy owned by an individual, is $100,000.


        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

                  What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.


         This Policy can be issued for Insureds with Issue Ages of at least 20. The maximum Issue Age for full medical underwriting is 85. The maximum Issue Age for guaranteed underwriting and simplified issue underwriting is 65. The Minimum Face Amount is $5000. The Policies are available on a full medical underwriting basis, a simplified issue basis, or a guaranteed issue basis. Before issuing a Policy on a full medical underwriting basis, we will require that the proposed Insured meet certain underwriting standards satisfactory to us. In simplified issue cases, the application will ask 3 medical questions about the Insured. We reserve the right to revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. Acceptance is subject to our underwriting rules. We reserve the right to reject an application for any reason permitted by law.

         The insurance underwriting and the determination of a proposed Insured's Rate Class and whether to accept or reject an application for a Policy is done by National Life. National Life will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

         REPLACEMENT OF EXISTING INSURANCE. It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your insurance agent or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy could be delayed.

         TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

       OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

       CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the later of the 10th day after you receive the Policy, or the 10th day after we mail notice of policy issue to the Owner, or any longer period provided by state law.

         To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

         SPECIALIZED USES OF THE POLICY. For Policies that are intended to be used in multiple employer welfare benefit plans established under ss.419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. Congress is currently considering legislation that might remove some or all of the tax advantage of these plans and the Internal Revenue Service has raised questions about certain of these arrangements under existing law. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "ss.419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.

         Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

PREMIUMS

         MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

         AMOUNT AND TIMING OF PREMIUMS. Each subsequent premium payment must be at least $300. Subject to certain limitations described below, you have considerable flexibility in determining the amount and frequency of premium payments.

         At the time of application, you may select a Planned Annual Premium schedule, based on a periodic billing mode of annual payments. You may request us to send an annual premium reminder notice. You may change the Planned Annual Premium amount. Payments may be made by wire transfer or by check.

         You are not required to pay the Planned Annual Premiums in accordance with any specified annual schedule. You may pay premiums in any amount (subject to the $300 minimum and the limitations described in the next section), frequency and time period. Payment of the Planned Annual Premiums will not, however, guarantee that the Policy will remain in force (except that if such premiums are at least equal to the Cumulative Minimum Monthly Premium, then the Policy will remain in force for at least 5 years). Instead, the duration of the Policy depends upon the Policy's Net Account Value. Thus, even if Planned Annual Premiums are paid, the Policy will lapse whenever the Net Account Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, and the Cumulative Minimum Monthly Premium has been paid).

         Any payments made while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless we are notified in writing that the amount is to be applied as a loan repayment. No premium payments may be made after the Insured reaches Attained Age 99. However, loan repayments will be permitted after Attained Age 99.

         Higher premium payments under Death Benefit Option A, until the Death Benefit Factor times the Cash Surrender Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

         Under Death Benefit Option B, until the Death Benefit Factor times the Cash Surrender Value exceeds the Face Amount plus the Account Value, the level of premium payments will not affect the Net Amount at Risk. (However, both the Account Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.)

         Under either Death Benefit Option, if the Death Benefit is based on the Death Benefit Factor times the Cash Surrender Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

         PREMIUM LIMITATIONS. With regard to a Policy's inside build-up, in the case of Policies to which the Guideline Premium Test for federal income tax law compliance applies, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under such a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be promptly refunded, and in the cases of premiums paid by check, after such check has cleared. If there is an outstanding loan on the Policy, the excess may instead be applied as a loan repayment.

         The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect such change. (See "Federal Income Tax Considerations," below)

         Unless the Insured provides satisfactory evidence of insurability, we reserve the right to limit the amount of any premium payment if it increases the Net Amount at Risk.

         For Policies to which the Cash Value Accumulation Test for federal income tax law compliance applies, the Internal Revenue Code does not provide any limits on premium payments in determining whether a policy qualifies as life insurance under the Code.


         ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Loads. In the application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account. You may change these allocations at any time by written notice to us at our Home Office. The percentages of each Net Premium that may be allocated to any Subaccount must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. Except in the circumstances described in the following paragraph, National Life will allocate the Net Premiums as of the Valuation Date it receives such premium at its Home Office, based on the allocation percentages then in effect. Please note that if you submit your premium to your agent, we will not begin processing the premium until we have received it from your agent's selling firm.


         Any portion of the Initial Premium and any subsequent premiums received by National Life before the end of the free-look period held in the Money Market Subaccount until the earliest of:


        1. the end of the tenth day following receipt of the Policy by the Owner, if we receive at our Home Office a signed delivery receipt for the Policy on or before that date;
        2. the end of the day on which we receive at the Home Office a signed delivery receipt for the Policy, if on or between the eleventh and nineteenth days following receipt of the Policy by the Owner; or
        3. the end of the 20th day following receipt of the Policy by the Owner, otherwise.


         We will then, on the next Valuation Date, allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on the allocation percentage set forth in the application for such Subaccount.

         The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

TRANSFERS

         You may transfer the Account Value among the Subaccounts of the Separate Account on any business day by making a written transfer request to us. Transfer requests must be in a form acceptable to us. Transfers among the Subaccounts of the Separate Account are made as of the Valuation Date on which the request for transfer is received at our Home Office. Please remember that a Valuation Day ends at 4:00 p.m. Eastern Time (i.e., the close of regular trading on the New York Stock Exchange). We must receive your transfer request before 4:00 p.m. Eastern Time for a transfer to be made on that Valuation Day. You may transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount or Subaccounts. However, Account Value may not be allocated to more than ten Subaccounts at any one time.

         Currently an unlimited number of transfers is permitted without charge, and we have no current intent to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice to Policy Owners, to change this policy so as to deduct a transfer charge of up to $25 from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers effected on the same Valuation Date are treated as one transfer transaction. Transfers resulting from Policy loans, the exercise of the transfer right for change of investment policy, and the reallocation from the Money Market Subaccount following the free look period after the date the Policy is delivered, will not be subject to a transfer charge and will not count against the twelve free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY

If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Account Value in such Subaccount to another Subaccount, without regard to any limits on transfers or free transfers.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

       We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued

       DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.

       PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

ACCOUNT VALUE

         The Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the Loan Account. In Policy Years one and two, the Cash Surrender Value is the Account Value reflecting the Distribution Charge Refund, except when the state of governing jurisdiction is New York. In Policy Years 1 to 5 the Cash Surrender Value is further enhanced by reflecting the nonguaranteed enhancement, if applicable, described under "Enhancement of Cash Surrender Value in the Early Policy Years", below. For Policies for which the state of governing jurisdiction is New York, Cash Surrender Value is calculated as the Account Value plus the nonguaranteed enhancement described below under "Enhancement of Cash Surrender Value in the Early Policy Years". After the fifth Policy Anniversary, the Cash Surrender Value is equal to the Account Value. There is no guaranteed minimum for the Account Value in any of the Subaccounts of the Separate Account and, because the Account Value on any future date depends upon a number of variables, it cannot be predetermined.

         The Net Account Value and Net Cash Surrender Value will reflect the Net Premiums paid, investment performance of the chosen Subaccounts of the Separate Account, any transfers, any Withdrawals, any loans, any loan repayments, any loan interest, and charges assessed in connection with the Policy.

         DETERMINATION OF NUMBER OF UNITS FOR THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

         DETERMINATION OF UNIT VALUE. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Date multiplied by the Net Investment Factor for that Subaccount on that Valuation Date.

         NET INVESTMENT FACTOR. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

         The asset charges for mortality and expense risks and for separate account administration will be deducted in determining the applicable Net Investment Factor.

         CALCULATION OF ACCOUNT VALUE. The Account Value is determined first on the date the Initial Premium is credited to the Policy and thereafter on each Valuation Date. On the date the Initial Premium is credited to the Policy, the Account Value will be the Net Premiums received, plus any earnings prior to that date, less the Monthly Deduction(s) due on such date. On each Valuation Date thereafter, the Account Value will be:

         (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

         (2)      The value attributable to the Policy in the Loan Account.

ENHANCEMENT TO CASH SURRENDER VALUE IN THE EARLY POLICY YEARS

For Policies other than those for which the state of governing jurisdiction is New York, National Life currently provides enhancements to the Cash Surrender Values of the Policies during the first five Policy Years, to the extent shown below. National Life intends to recover these enhancements through charge-backs of distribution expenses. The enhancements are not guaranteed, however.


Policy Year                Cash Surrender Value Enhancement

         1                 lesser of:       (w) 4% of the first year premium, or
                                            (x) 2/3 of the total first year
                                                Distribution Charge

         2                 sum of:
                           (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                           (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge

         3                 sum of:
                           (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                           (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge

         4                 60% of the sum of:
                           (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                           (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge

         5                 20% of the sum of:
                           (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                           (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge.

         For Policies for which the state of governing jurisdiction is New York, the enhancement adds to Account Value as shown below:

Policy year 1:       An amount equal to one third (1/3) of first year premium
                     load plus lower of 4% of first year premium or two third of the total first year premium load
Policy year 2        Amount of enhancement in Policy Year 1 plus an amount equal to lower of 6% of second year premium or second year
                     premium load less 2% of second year premium
Policy year 3:       Same as in Policy Year 2
Policy year 4:       60% of enhancement in Policy Year 3
Policy year 5:       20% of enhancement in Policy year 3
Policy year 6 and
thereafter:          Enhancement is zero.


                                  DEATH BENEFIT

         GENERAL. As long as the Policy remains in force, the Death Benefit of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option, unless the claim is contestable in accordance with the terms of the Policy. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. The Death Benefit payable under Option A will be the greater of the Face Amount or the Death Benefit Factor times the Cash Surrender Value on the date of death; under Option B, the Death Benefit will be the greater of the Face Amount plus the Account Value on the date of death, or the Death Benefit Factor times the Cash Surrender Value on the date of death, in each case plus any Supplemental Term Insurance Amount, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

         FEDERAL INCOME TAX LAW COMPLIANCE TEST OPTIONS. The Policy must satisfy either of two death benefit compliance tests in order to qualify as life insurance under section 7702 of the Internal Revenue Code: the Cash Value Accumulation Test or the Guideline Premium Test. Each test effectively requires that the Policy's Death Benefit, plus any outstanding Policy loans and accrued interest, and any unpaid Monthly Deductions, must always be equal to or greater than the Cash Surrender Value multiplied by a certain percentage (the "Death Benefit Factor"). Thus, the Policy has been structured so that the Death Benefit may increase above the Face Amount in order to comply with the applicable test. The Death Benefit Factor for the Guideline Premium Test varies only by age, as shown below:

                                      Death                                         Death
         Attained Age             Benefit Factor               Attained Age     Benefit Factor
         ------------         --------------------------      --------------    ---------------
            40 and under                250%                        70                115%
            45                          215%                      75-90               105%
            50                          185%                        91                104%
            55                          150%                        92                103%
            60                          130%                        93                102%
            65                          120%                        94                101%
                                                                    95+               100%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

        The Death Benefit Factor for the Cash Value Accumulation Test varies by age and sex, and generally such Death Benefit Factors are different from those for the Guideline Premium Test. The Guideline Premium Test also imposes maximum premium limits, whereas the Cash Value Accumulation test does not.

        You must select and specify on the application which of the two federal tax death benefit compliance tests will apply. Once the Policy is issued, you may not change this selection. In general, where maximum accumulation of Account Value during the initial Policy Years is a primary objective, the Cash Value Accumulation Test is more appropriate. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, the Guideline Premium Test is generally more appropriate. You should take into account in considering the Guideline Premium Test that both Option A and Option B are available, and that it is possible to change from time to time between Option A and Option B. Since the selection of the federal tax death benefit compliance test depends on complex factors and may not be changed, prospective purchasers of the Policy should consult with a qualified tax adviser before making this election.

        In 2001 we began to use uni-smoke factors for purposes of testing compliance with section 7702, rather than the smoker distinct factors used previously.

      DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit Options:
Option A and Option B. Policies which use the Guideline Premium Test as the federal tax death benefit compliance test may select either Death Benefit Option A or Option B. You designate the Death Benefit Option in the application, and you may change it as described in "Change in Death Benefit Option," below. Only Option A is available for Policies which use the Cash Value Accumulation Test as the federal tax death benefit compliance test.

      OPTION A. The Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Cash Surrender Value on the Valuation Date on or next following the Insured's date of death multiplied by the applicable Death Benefit Factor, in each case less any outstanding Policy loan and accrued interest thereon, and less any unpaid Monthly Deductions.

      ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40, THE GUIDELINE PREMIUM TEST HAS BEEN ELECTED, AND THERE IS NO POLICY LOAN OUTSTANDING.

      UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE A DEATH BENEFIT OF $200,000, ASSUMING NO POLICY LOANS OUTSTANDING AND NO UNPAID MONTHLY DEDUCTIONS. THE DEATH BENEFIT FACTOR FOR AN INSURED UNDER ATTAINED AGE 40 ON THE POLICY ANNIVERSARY PRIOR TO THE DATE OF DEATH IS 250%. BECAUSE THE DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE CASH SURRENDER VALUE, ANY TIME THE CASH SURRENDER VALUE EXCEEDS $80,000 THE DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE CASH SURRENDER VALUE WILL INCREASE THE DEATH BENEFIT BY $2.50. THUS, A 35 YEAR OLD INSURED WITH A CASH SURRENDER VALUE OF $90,000 WILL HAVE AN DEATH BENEFIT OF $225,000 (2.50 X $90,000, AND A CASH SURRENDER VALUE OF $150,000 WILL HAVE AN DEATH BENEFIT OF $375,000 (2.50 X $150,000).

         Similarly, any time the Cash Surrender Value exceeds $80,000, each dollar taken out of the Cash Surrender Value will reduce the Death Benefit by $2.50. If at any time, however, the Cash Surrender Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

         If the Cash Value Accumulation Test for tax compliance applies to a Policy, the Death Benefit Factors will be different but the above example otherwise applies.

         OPTION B. The Death Benefit is equal to the greater of (a) the Face Amount of the Policy PLUS the Account Value and (b) the Cash Surrender Value on the Valuation Date on or next following the Insured's date of death multiplied by the applicable Death Benefit Factor (shown in the table above), in each case less any outstanding Policy loan and accrued interest thereon, and less any unpaid Monthly Deductions. As noted above, Option B is only available for Policies on which the Guideline Premium Test has been elected.

         ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

         UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN DEATH BENEFIT OF $200,000 PLUS THE CASH SURRENDER VALUE, ASSUMING NO POLICY LOANS OUTSTANDING AND NO UNPAID MONTHLY DEDUCTIONS. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 CASH SURRENDER VALUE WILL HAVE A DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE APPLICABLE DEATH BENEFIT FACTOR IS 250%, THE DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE CASH SURRENDER VALUE. AS A RESULT, IF THE CASH SURRENDER VALUE EXCEEDS $133,333, THE DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE CASH SURRENDER VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE CASH SURRENDER VALUE ABOVE $133,333 WILL INCREASE THE DEATH BENEFIT BY $2.50. AN INSURED WITH A CASH SURRENDER VALUE OF $150,000 WILL HAVE A DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND A CASH SURRENDER VALUE OF $200,000 WILL YIELD A DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE CASH SURRENDER VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE CASH SURRENDER VALUE WILL REDUCE THE DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE CASH SURRENDER VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE CASH SURRENDER VALUE, THE DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE CASH SURRENDER VALUE.

         At Attained Age 99, Option B automatically becomes Option A.

      CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, the Death Benefit Option in effect for Policies which have elected the Guideline Premium Test as the federal tax death benefit compliance test may be changed by sending National Life a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Anniversary on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

      On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Account Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Account Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

      On the effective date of the change, the Death Benefit, Account Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Account Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made..

      If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance (such limitations apply only to Policies to which the Guideline Premium Test for federal income tax law compliance has been elected), we will not effect the change.

      A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

      HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Account Value in the following circumstances. The Death Benefit under Option A will vary with the Account Value whenever the Death Benefit Factor multiplied by the Cash Surrender Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Account Value and (b) the Cash Surrender Value multiplied by the Death Benefit Factor.

      SUPPLEMENTAL TERM INSURANCE. As discussed in more detail under "Supplemental Term Insurance Rider", below, we offer optional term insurance. This rider provides a death benefit upon death of the Insured that supplements the Death Benefit under the base Policy. The death benefit under this rider generally may be more cost effective to you than increasing your Face Amount under the Policy.

ABILITY TO ADJUST FACE AMOUNT

      Subject to certain limitations, you may increase or decrease the Policy's Face Amount by submitting a written application to National Life. The effective date of an increase will be the Monthly Policy Date on or next following our approval of the request, and the effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment of Policy Benefits," below.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below. The Face Amount, and any change in Face Amount, do not include any coverage provided by the Term Rider, if it has been elected.

      INCREASE. To obtain an increase in the Face Amount, you should submit an application for the increase. We reserve the right to require evidence satisfactory to us of the Insured's insurability, if the Net Amount at Risk would increase. For Policies issued on the basis of guaranteed issue underwriting, increases in Face Amount are limited to a maximum of 10% without medical underwriting. Automated annual increases in Face Amount of specified percentages or dollar amounts, or in the amount of premium payments, may be elected. You may not increase the Face Amount after the Insured's Attained Age 85 (Attained Age 65 in the case of guaranteed issue or simplified issue underwriting).

      On the effective date of an increase, and taking the increase into account, the Net Account Value must be greater than the Monthly Deductions then due. If the Net Account Value is not sufficient, the increase will not take effect until you make a sufficient additional premium payment to increase the Net Account Value.

      An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

      DECREASE. By providing a written request, you may decrease the Face Amount of the Policy. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $5000, or may not be less than the minimum amount for which the Policy qualify as life insurance for federal income tax purposes under the Internal Revenue Code.

      A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

      For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the increase in Face Amount provided by the most recent increase; (b) the next most recent increases, in inverse chronological order; and (c) the Face Amount on the Date of Issue.

PAYMENT OF POLICY BENEFITS.

      You may decide the form in which Death Benefit proceeds will be paid. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, the Death Benefit under a Policy will ordinarily be paid to the Beneficiary within seven days after National Life receives proof of the Insured's death at its Home Office and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after National Life receives proof of the Insured's death at its Home Office and all other requirements are satisfied.

       Interest at the annual rate of 4% or any higher rate declared by us or required by law is paid on the Death Benefit from the date of death until payment is made.


      Any amounts payable as a result of surrender, will ordinarily be paid within seven days of receipt of written request at National Life's Home Office in a form satisfactory to National Life. Any amounts payable as a result of a Withdrawal or Policy loan will ordinarily be paid within seven days of the Valuation Date on which such Withdrawal or Policy loan is validly requested. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or draft, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

      Generally, the amount of a payment will be determined as of the date of receipt by National Life of all required documents. However, National Life may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of National Life policyholders.

       If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


SETTLEMENT OPTIONS

      There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

                                  POLICY LOANS

      GENERAL. You may, on any Valuation Date, borrow money from National Life using the Policy as the only security for the loan. In most states, the amount of these loans may not exceed the Policy's Net Account Value on the date of receipt of the loan request, minus three times the Monthly Deduction for the next Monthly Policy Date. In Vermont , the maximum amount of all loans is the Net Account Value. For Policies for which the state of governing jurisdiction is New York, the maximum amount of all loans is calculated as follows:

      As of the beginning of any Policy month, the greater of:

      (1) Account Value plus Net Premium if any, less any Withdrawal, less the Minimum Net Premium, all discounted at the loan interest rate from the succeeding Policy Anniversary to present, less any outstanding Policy loan.

                                       or

      (2) 75% of the Net Account Value as of the date of the loan.

     If the Policy has been purchased for employee benefit funding in the state of New York, then the maximum annual loan as a percentage of Net Account Value per each policy year during the first five Policy Years will not exceed the following percentages:

                             Policy Year Percentage
                                      1 30%
                                      2 45%
                                      3 60%
                                      4 75%
                                      5 90%

      The Company reserves the right to increase the above percentages if the Owner provides a satisfactory written explanation pertaining to any unforeseen substantial loss of income or unforeseen increase in financial obligations.


      While the Insured is living, you may repay all or a portion of a loan and accrued interest. Loans may be taken by making a written request to us at our Home Office. Loan proceeds will be paid within seven days of the Valuation Date on which a valid loan request is received at our Home Office.


      INTEREST RATE CHARGED. We currently charge the following interest rates on Policy loans:

                  Policy Years 1 - 7 : 4.47% per year;
                  Policy Years 8 - 10: 4.37% per year;
                  Policy Years 11 - 20: 4.27% per year; and
                  Policy Years 21 and thereafter: 4.22% per year.

      However, these interest rates are not guaranteed. We may in the future charge our guaranteed maximum interest rates of:

                  Policy Years 1 - 7 : 4.60% per year;
                  Policy Years 8 - 10 :4.50% per year;

                  Policy Years 11 - 20 : 4.40% per year; and
                  Policy Years 21 and thereafter: 4.35% per year.


         Interest is charged from the date of the loan and will be added to the loan balance at the end of the Policy Year and bear interest at the same rate. The tax treatment of no or low cost loans is uncertain (see "Tax Treatment of Policy Benefits, below).

         ALLOCATION OF LOANS AND COLLATERAL. When a Policy loan is taken, Account Value is held in the Loan Account as Collateral for the Policy loan. Account Value is taken from the Subaccounts of the Separate Account based upon the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

         The Collateral for a Policy loan will initially be the loan amount. Any loan interest due and unpaid will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Separate Account, and hold the Collateral in the Loan Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

         INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. We will credit the amount held in the Loan Account as Collateral with interest at an effective annual rate of 4%.

         EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Account Value, and may permanently affect the Death Benefit under the Policy. The effect on the Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts is less than or greater than the interest being credited on the amounts held as Collateral in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

         LOAN REPAYMENTS. We will assume that any payments made while there is an outstanding loan on the Policy are premium payments, rather than loan repayments, unless it receives written instructions that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Loan Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account based on the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

         LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Account Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)


         TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Federal Income Tax Consequences - Distributions from Policies Classified as Modified Endowment Contracts," below.) The tax consequences associated with no or low cost Policy loans from a Policy that is not a modified endowment contract are unclear. A tax adviser should be consulted before taking out a Policy loan.

                           SURRENDERS AND WITHDRAWALS


      At any time before the death of the Insured, you may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value will equal the Cash Surrender Value less any Policy loan and accrued interest. The Net Cash Surrender Value will be determined by National Life on the Valuation Date it receives, at its Home Office, a written surrender request signed by the Owner, and the Policy. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to National Life. We will ordinarily mail surrender proceeds to you within seven days of receipt of the request. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or draft, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.


         A surrender may have Federal income tax consequences. (See "Federal Income Tax Consequences - Tax Treatment of Policy Benefits," below).

         Before the death of the Insured and on any Valuation Date after the first Policy Anniversary, you may withdraw a portion of the Policy's Net Account Value. The maximum Withdrawal is the Net Account Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction on the most recent Monthly Policy Date.

         The Withdrawal will be taken from the Subaccounts of the Separate Account based upon the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

         The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option and federal tax death benefit compliance test in effect and whether the Death Benefit is based on the applicable Death Benefit Factor times the Cash Surrender Value.

         OPTION A. The effect of a Withdrawal on the Face Amount and Death Benefit under Option A and the Guideline Premium Test for tax law compliance is as follows:

                  If the Face Amount divided by the Death Benefit Factor times the Cash Surrender Value exceeds the Account Value just after the Withdrawal, a Withdrawal will reduce the Face Amount by the lesser of such excess and the amount of the Withdrawal.

                  For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40, there is no indebtedness and there is no Term Insurance Amount. The applicable Death Benefit Factor is 250% for an Insured with an Attained Age under 40, if the Guideline Premium Test is in effect as the federal tax death benefit compliance test.

                  UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCOUNT VALUE OF $30,000 WILL HAVE A DEATH BENEFIT OF $300,000. ASSUME THAT THE OWNER TAKES A WITHDRAWAL OF $10,000 THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE DEATH BENEFIT FACTOR IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCOUNT VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

                  If the Face Amount plus the Term Insurance Amount, divided by the applicable Death Benefit Factor times the Cash Surrender Value does not exceed the Cash Surrender Value just after the Withdrawal, then the Face Amount is not reduced. The Face Amount will be reduced by the lesser of such excess or the amount of the Withdrawal.

                  A decrease in total insurance coverage shall apply first to any Supplemental Term Insurance Amount provided by a Term Rider on this Policy, then to any increase in Face Amount in reverse order in which they were made, and then to the Face Amount on the Date of Issue.

                  UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000, AN ACCOUNT VALUE OF $150,000, AND NO TERM INSURANCE AMOUNT WILL HAVE A DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT THE OWNER TAKES A WITHDRAWAL OF $10,000. THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE DEATH BENEFIT FACTOR IS $120,000, WHICH DOES NOT EXCEED THE ACCOUNT VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

         OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                  If the Death Benefit plus any outstanding Policy loans and any unpaid Monthly Deductions equals the Face Amount plus the Account Value, a Withdrawal will reduce the Account Value by the amount of the Withdrawal and thus the Death Benefit will also be reduced by the amount of the Withdrawal.

                  UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCOUNT VALUE OF $90,000 WILL HAVE A DEATH BENEFIT OF $390,000 ($300,000 + $90,000), ASSUMING NO OUTSTANDING POLICY LOANS AND NO UNPAID MONTHLY DEDUCTIONS. ASSUME THE OWNER TAKES A WITHDRAWAL OF $20,000. THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $70,000 ($90,000 - $20,000) AND THE DEATH BENEFIT TO $370,000 ($300,000 +
           $70,000). THE FACE AMOUNT IS UNCHANGED.

                  If the Death Benefit immediately prior to the Withdrawal is based on the applicable Death Benefit Factor times the Cash Surrender Value, the Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Account Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable Death Benefit Factor times the Cash Surrender Value after deducting the amount of the Withdrawal.

                  UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCOUNT VALUE OF $210,000 WILL HAVE A DEATH BENEFIT OF $525,000 ($210,000 X 2.5), ASSUMING NO POLICY LOANS OUTSTANDING AND NO UNPAID MONTHLY DEDUCTIONS. ASSUME THE OWNER TAKES A WITHDRAWAL OF $60,000. THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $150,000 ($210,000 - $60,000), AND THE DEATH BENEFIT TO THE GREATER OF (A) THE FACE AMOUNT PLUS THE ACCOUNT VALUE, OR $450,000 ($300,000 + $150,000) AND (B) THE
         DEATH BENEFIT BASED ON THE APPLICABLE DEATH BENEFIT FACTOR TIMES THE CASH SURRENDER VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

         If you have elected the Cash Value Accumulation Test for tax law compliance, a Withdrawal will decrease Face Amount by an amount equal to the amount withdrawn times 1.00327374.

         Because a Withdrawal can affect the Face Amount and the Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. Since a Withdrawal reduces the Net Account Value, the likelihood that the Policy will lapse is increased. A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance under the Guideline Premium Test, we will not allow such Withdrawal.


        You may request a Withdrawal only by sending a signed written request to the us at our Home Office. A Withdrawal will ordinarily be paid within seven days of the Valuation Date on which a valid Withdrawal request is received.

      A Withdrawal of Net Account Value may have Federal income tax consequences. (See "Federal Income Tax Consequences - Tax Treatment of Policy Benefits," below.)


                             LAPSE AND REINSTATEMENT

         POLICY LAPSE. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Account Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid.

         The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by National Life. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, you would have to during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Net Account Value, plus three times the Monthly Deduction due the date the Grace Period began. The notice sent by National Life will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

         REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years after the beginning of the Grace Period by submitting evidence of the Insured's insurability satisfactory to National Life and payment of an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement, which is, unless otherwise required by state law, the Monthly Policy Date on or next following the date the reinstatement application is approved. However, where the state of governing jurisdiction is New York, such payment is calculated as three times the Monthly Deduction due when the grace period began, plus any Premium Loads, accumulated at 6% per year, plus any debt owed to us on the Policy. Upon reinstatement, the Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Date of Issue as it had prior to the lapse. The Policy Protection Period may not be reinstated.


                             CHARGES AND DEDUCTIONS

      Charges will be deducted in connection with the Policy to compensate National Life for (a) providing the insurance and other benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain mortality and other risks in connection with the Policy; and (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation. National Life may realize a profit from any charges. Any such profit may be used for any purpose, including payment of distribution expenses.

PREMIUM LOADS

      A Premium Load will be deducted from each premium payment. The Premium Load consists of the Distribution Charge and the Premium Tax Charge.

       The Distribution Charge is equal to, in Policy Year 1, 13% of premiums paid during the Policy Year up to the Target Premium, and 0.5% of premiums paid in excess of the Target Premium. In Policy Years 2 through 7, the Distribution Charge is equal to 15% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. In Policy Years 8 and thereafter, the Distribution Charge will be 5% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. For this purpose, the Target Premium equals 1.25 times the annual whole life premium which would be calculated for the Policy using the applicable 1980 Commissioners Standard Ordinary Mortality Table and an interest rate of 3.5%.

      The Premium Tax Charge will vary from state to state, and will be equal to the actual amount of premium tax or retaliatory tax assessed on sales in the jurisdiction in which the Policy is sold. Currently Vermont-domiciled insurance companies are assessed a premium tax or a retaliatory tax on sales of life insurance in all states. Premium taxes generally range from 2% to 3.5%. Premium taxes may range up to 4% for certain cities in South Carolina and 12% for certain jurisdictions in Kentucky.

MONTHLY DEDUCTIONS

      Charges will be deducted from the Account Value on or as of the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components - (a) the Cost of Insurance Charge, (b) the Policy Administration Charge, (c) for Policies issued on the basis of full medical underwriting, the Underwriting Charge, and (d) for Policies containing a Term Rider, the charges associated with the Term Rider. Because portions of the Monthly Deduction, such as the Cost of Insurance Charge, can vary from Policy Month to Policy Month, the Monthly Deduction may vary in amount from Policy Month to Policy Month. The Monthly Deduction will be deducted on a pro rata basis from the Subaccounts of the Separate Account.

         COST OF INSURANCE CHARGE. The monthly Cost of Insurance Charge is calculated by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the Insured's age and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                  (1) NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Death Benefit exceeds the Account Value. It measures the amount that National Life would have to pay in excess of the Policy's Account Value if the Insured died. The actual calculation uses the Death Benefit divided by 1.00327234 to take into account assumed monthly earnings at an annual rate of 4%. The Net Amount at Risk is determined separately for the Face Amount on the Date of Issue and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Account Value is first applied to the Face Amount on the Date of Issue. If the Account Value exceeds the Face Amount on the Date of Issue, the excess is then applied to any increases in Face Amount in the order such increases took effect.

      If the Net Amount at Risk increases, your monthly Cost of Insurance Charge will increase proportionately. The Net Amount at Risk may increase if, for example, the Death Benefit is based on the Face Amount and the Account Value decreases because of negative investment results. The Net Amount at Risk may also increase if the Death Benefit is based on the Death Benefit Factor times the Cash Surrender Value and the Account Value rises because of positive investment results. The Net Amount at Risk may decrease in the opposite situations, and if it does, your monthly Cost of Insurance Charge will decrease proportionately.

         (2) COST OF INSURANCE RATE. Policies may be issued

               (a) after full medical underwriting of the proposed Insured,

               (b) on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy, or

               (c) on a simplified underwriting basis, under which medical underwriting is limited to requiring the proposed Insured to answer three medical questions on the application.

Current cost of insurance rates for Policies issued on a guaranteed issue basis or a simplified underwriting basis are higher than current standard cost of insurance rates for healthy Insureds who undergo medical underwriting.

                  GUARANTEED RATES. The guaranteed maximum cost of insurance rates are set forth in the Policy, and will depend on the Insured's Attained Age, Rate Class, and the applicable 1980 Commissioners Standard Ordinary Smoker/Nonsmoker/Unismoker Mortality Table. If you are based in Montana you must generally select a "unisex" Rate Class.

                  CURRENT RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on the Insured's Attained Age, Rate Class, underwriting method, and Duration. These current cost of insurance rates are set based on National Life's anticipated mortality experience. Generally rates are higher for an older insured, if the Insured is a smoker, or if the Insured is in a substandard rate class (usually because of a health issue). Generally rates are lower for insureds in a fully medically underwritten preferred rate class. Rates may also be higher for a Policy that has a longer Duration, compared to another Policy with identical characteristics and a shorter Duration. As noted above, rates for Policies issued on the basis of guaranteed issue or simplified issue will generally be higher. We periodically review the adequacy of our current cost of insurance rates and may adjust their level if our anticipated mortality experience changes. However, our cost of insurance rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, Rate Class, underwriting method, and with Policies of the same Duration.

         A cost of insurance rate is determined separately for the Face Amount on the Date of Issue and any increases in Face Amount. In calculating the Cost of Insurance Charge, the rate for the Rate Class on the Date of Issue is applied to the Net Amount at Risk for the Face Amount on the Date of Issue (see "Rate Class", below). For each increase in Face Amount, the rate for the Rate Class applicable to the increase is used. If, however, the Death Benefit is based on the Cash Surrender Value times the Death Benefit Factor, the rate for the Rate Class for the Face Amount on the Date of Issue will be used for the amount of the Death Benefit in excess of the total Face Amount.

                  RATE CLASS. The Rate Class of the Insured will affect the guaranteed and current cost of insurance rates. National Life currently places Insureds into, for each of guaranteed issue, simplified issue, and full medical underwriting, male non-smoker, female non-smoker, unisex non-smoker, male smoker, female smoker, unisex smoker, unisex unismoker, male unismoker, and female unismoker Rate Classes. For full medical underwriting cases, preferred and substandard rate classes may also apply. Substandard, Smoker, male, guaranteed issue and simplified issue Rate Classes reflect higher mortality risks. The unisex Rate Classes are not available in certain states.

                  COST OF TERM INSURANCE. For Policies which include the Term Rider, the cost of term insurance under the Rider will be the Supplemental Term Insurance Amount, divided by 1.00327234, times the same cost of insurance rates that apply to the Net Amount at Risk for the Face Amount.

                  POLICY ADMINISTRATION CHARGE. The Policy Administration Charge, which is currently $5.50 per month, will be deducted from the Account Value on or as of the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. The Policy Administration Charge may be increased, but is guaranteed never to exceed $8.00 per month.

                  UNDERWRITING CHARGE. Policies issued on the basis on full medical underwriting will be assessed an Underwriting Charge, deducted monthly as part of the Monthly Deduction. The Underwriting Charge totals $20 in Policy Year 1, and $45 in each of the next four Policy Years. Policies issued on the basis of guaranteed issue or simplified issue will not be assessed an Underwriting Charge.

MORTALITY AND EXPENSE RISK CHARGE

         A daily Mortality and Expense Risk Charge will be assessed against the Separate Account. The current annual rates are set forth below for the various Policy Years of a Policy.

     For Policy Years 1 - 7: 0.22% of Account Value in the Separate Account
     For Policy Years 8 -10: 0.12% of Account Value in the Separate Account
     For Policy Years 11-20: 0.02% of Account Value in the Separate Account; and For Policy Year 21 and thereafter: 0.00% of Account Value in the Separate Account.

      We may increase the above rates for the Mortality and Expense Risk Charge, but the charge is guaranteed not to exceed 0.60% of Account Value in the Separate Account at all times.


SEPARATE ACCOUNT ADMINISTRATION CHARGE

A daily Separate Account Administration Charge is assessed against the Separate Account. This daily charge is assessed at an annual rate of 0.10% of the Account Value in each Subaccount of the Separate Account. This charge is guaranteed not to increase. National Life currently intends to reduce the Separate Account Administration Charge for Policy Years after Policy Year 20 to 0.07% annually. This cost reduction is not guaranteed, however, and will be continued only if our expense experience with the Policies justifies it.

TRANSFER CHARGE

      Currently, unlimited transfers are permitted among the Subaccounts. We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of up to $25 on each transfer in excess of twelve transfers in any Policy Year.

      If imposed, the transfer charge will be deducted from the Subaccounts based on the proportion that each Subaccount's value bears to the total Account Value in the Separate Account. All transfers effected on the same Valuation Date would be treated as one transfer transaction. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of the transfer right due to the change in investment policy of a Subaccount, or the initial reallocation of Account Values from the Money Market Subaccount to other Subaccounts, These transfers will not count against the twelve free transfers in any Policy Year.

OTHER CHARGES

         The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

      We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

         More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.

POSSIBLE CHARGE FOR NATIONAL LIFE'S TAXES

       At the present time, National Life makes no charge for any Federal, state or local taxes (other than state premium taxes or the DAC Tax) that the Company incurs that may be attributable to the Separate Account or to the Policies. National Life, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the Separate Account to National Life's general account. Any investment earnings on tax charges accumulated in the Separate ccount will be retained by National Life.


                        SUPPLEMENTAL TERM INSURANCE RIDER

       At your option, the Term Rider, which is subject to the restrictions and limitations set forth in the Rider, may be included in a Policy. Election of the Term Rider will result in the Death Benefit including the Supplemental Term Insurance Amount. The charge for the Term Rider will be an amount included in the Monthly Deduction equal to the Supplemental Term Insurance Amount, divided by 1.00327234, times the cost of insurance rates which apply based on the Insured's then Attained Age, sex (if applicable) and Rate Class applicable to the Insured on the date of issue of the Term Rider. At issue, costs can be decreased by purchasing a higher Supplemental Term Insurance Amount through the use of the Term Rider, since there is no Target Premium associated with the Supplemental Term Insurance Amount, which may have the effect of reducing the Premium Loads. For Policies issued in the State of Florida, the Supplemental Term Insurance Rider is not available after age 95. For Policies for which the state of governing jurisdiction is New York, the Supplemental Term Insurance Rider expires at the end of day before the insured reaches Attained Age 80.


                         FEDERAL INCOME TAX CONSEQUENCES

INTRODUCTION

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


         In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (I.E., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium tax compliance test.. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

         In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. The Company reserves the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.


         In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


         IN GENERAL. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.


         Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

         Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax

         MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

         If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

         DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

         (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

                  If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

         DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with no or low cost Policy loans is less clear and a tax adviser should be consulted about such loans.

         Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

         WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

         BUSINESS USES OF THE POLICY. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

         SPLIT DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

         Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         TAX SHELTER REGULATIONS. Prospective Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

         ALTERNATIVE MINIMUM TAX. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.


         OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

         CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

         At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

                          DISTRIBUTION OF THE POLICIES

         We have entered into a distribution agreement with Equity Services, Inc. ("ESI") to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

         ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

      National Life is seeking approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.


Dealers are compensated for sales of the Policies by dealer concessions. During the first seven Policy Years, the gross dealer concession will not be more than 15% of the premiums paid up to the target Premium and 2.5% of the premiums paid in excess of the Target Premium. For Policy Years after Policy Year 7, the gross dealer concession will not be more than 5% of the premiums paid, up to the Target Premium, and 2.5% of the premiums in excess of the Target Premium. In addition, dealers will be paid amounts equal to 0.10% per annum of the Account Value in the Separate Account for the first twenty Policy Years, and 0.05% per annum of such amount thereafter. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

         From time to time we may offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent's broker-dealer.

         Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.


      See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.


                                  LEGAL MATTERS


       National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.


                             OTHER POLICY PROVISIONS

       INCONTESTABILITY. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

       Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

      MISSTATEMENT OF AGE AND SEX. If it is found that the amount of any benefit provided by the Policy is incorrect because of misstatement as to age or sex (if applicable), the Account Value and the Death Benefit will be equitably adjusted on the basis of the correct facts. When adjusting the Account Value, the adjustment will take effect on the Monthly Policy Date on or next following the date we have proof to our satisfaction of such misstatement. When adjusting the Death Benefit the adjustment shall take effect as of the Monthly Policy Date preceding the date of death.


                              FINANCIAL STATEMENTS

       The financial statements of National Life and of the relevant subaccounts of the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCOUNT VALUE                          The sum of the  Policy's values in the
                                       Separate Account and the Loan Account.

ATTAINED AGE The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

BENEFICIARY                            The person(s) or entity(ies) designated
                                       to receive all or some of the Death
                                       Benefit when the Insured dies. The
                                       Beneficiary is designated in the
                                       application or if subsequently changed,
                                       as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE                   The Account Value of the Policy
                                       reflecting, in Policy Years 1 and 2, the Distribution Charge Refund, and in Policy
                                       Years 1 to 5, the nonguaranteed
                                       enhancement during the first five Policy years described in this prospectus. The
                                       Cash Surrender Value is equal to the
                                       Account Value on the fifth Policy
                                       Anniversary and thereafter.

COLLATERAL                             The Account Value in the Loan Account
                                       which secures the amount of any Policy
                                       loan.

CUMULATIVE MINIMUM MONTHLY
PREMIUM The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month).

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

DATE OF ISSUE                          The date which is the first Monthly
                                       Policy Date, which is set forth in the
                                       Policy Schedule A. It is used to
                                       determine Policy Years, Policy Months and
                                       Monthly Policy Dates, as well as to
                                       measure suicide and contestable periods.

DEATH BENEFIT                          Under Option A, the greater of (a) the
                                       Face Amount or (b) the Death Benefit
                                       Factor times the Cash Surrender Value on the date of death; under Option B, the greater of (a) the Face Amount plus the Account Value on the date of death, or
                                       (b) the Death Benefit Factor times the
                                       Cash Surrender Value on the date of
                                       death; in each case plus any Supplemental
                                       Term Insurance Amount, less any
                                       outstanding Policy loan and accrued
                                       interest, and less any unpaid Monthly
                                       Deductions.

DEATH BENEFIT FACTOR                   A percentage specified in either the Cash
                                       Value Accumulation Test or the Guideline
                                       Premium Test for qualification of a
                                       Policy as life insurance under the
                                       Internal Revenue Code, which when
                                       multiplied by the Cash Surrender Value,
                                       must always be less than or equal to the Death Benefit plus any outstanding Policy loans, accrued interest thereon, and any unpaid Monthly Deductions, and minus any dividends payable and any Supplemental term Insurance Amount.

DEATH BENEFIT STANDARD                 The Death Benefit Factor multiplied by
                                       the Cash Surrender Value of the Policy on the date of the Insured's death, less the amount of any Monthly Deductions then due, and less any outstanding Policy loans plus accrued interest.

DISTRIBUTION CHARGE                    An amount deducted from each premium to
                                       cover the cost of distribution of the
                                       Policy. The Distribution Charge is equal to, in Policy Year 1, 13% of premiums paid during the Policy Year up to the Target Premium, and 0.5% of premiums paid in excess of the target premium during the Policy Year. In Policy Years 2 through 7, the Distribution Charge is equal to 15% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year.
                                       In Policy Years 8 and thereafter, the
                                       Distribution Charge will be 5% of
                                       premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year.

DISTRIBUTION CHARGE REFUND             An amount which will be added to Account
                                       Value as of the time of the applicable
                                       first year premium payments, to determine the proceeds payable to the Owner upon surrender during in Policy Years 1 or 2.
                                       Such amount shall be equal to the lesser of (a) the Premium Loads on all premiums paid in the first Policy Year, less 2% of such premiums paid in the first Policy
                                       Year, or (b) one third of the Premium
                                       Loads paid on all premiums paid in the
                                       first Policy Year, plus 2% of such
                                       premiums, less the Premium Tax Charge.
                                       The Distribution Charge Refund is zero at all times after the first Policy Year.

DURATION The number of full years the insurance has been in force; for the Face Amount on the Date of Issue, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                            The Face Amount of the Policy on the Date
                                       of Issue plus any increases in Face
                                       Amount and minus any decreases in Face
                                       Amount.

GRACE PERIOD                           A 61-day period measured from the date on
                                       which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment at least equal to three times the Monthly Deduction due the date when the Grace Period began, plus any Premium Loads.

HOME OFFICE                            National Life's Home Office at National
                                       Life Drive, Montpelier, Vermont 05604.

INSURED The person upon whose life the Policy is issued.

ISSUE AGE The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

LOAN ACCOUNT                           Account Value which is held in National
                                       Life's general account as Collateral for Policy loans.

MINIMUM FACE AMOUNT                    The Minimum Face Amount is $5000.

MINIMUM INITIAL PREMIUM                The minimum premium required to issue a
                                       Policy. The Minimum Initial Premium per
                                       set of Policies purchased at the same
                                       time and associated with a corporation or its affiliates, a trust, or a partnership, is $100,000.

MINIMUM MONTHLY PREMIUM                An amount stated in the Policy, the
                                       payment of which each month will keep the Policy from entering a Grace Period during the Policy Protection Period.

MONTHLY DEDUCTION                      The amount deducted in advance from the
                                       Account Value on each Monthly Policy
                                       Date. It includes the Policy
                                       Administration Charge, the Cost of
                                       Insurance Charge, and, if applicable, the Underwriting Charge and the charge for the Term Rider.

MONTHLY POLICY DATE                    The day in each calendar month which is
                                       the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation
                                       Date, the Monthly Policy Date will be
                                       deemed to be the next Valuation Date.

NET ACCOUNT VALUE                      The Account Value of a Policy less any
                                       outstanding Policy loans and accrued
                                       interest thereon.

NET AMOUNT AT RISK                     The amount by which (a) the Death
                                       Benefit, plus any outstanding Policy
                                       loans and accrued interest, and plus any unpaid Monthly Deductions, and divided by
                                       1.0032734 (to take into account earnings of 4% per annum solely for the purpose of computing Net Amount at Risk), exceeds
                                       (b) the Account Value.

NET CASH SURRENDER VALUE               The Cash Surrender Value of a policy less
                                       any outstanding Policy Loans and accrued interest thereon.

NET PREMIUM                            The remainder of a premium after the
                                       deduction of the Premium Loads.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

POLICY ADMINISTRATION CHARGE           A charge currently in the amount of $5.50
                                       per month included in the Monthly
                                       Deduction, which is intended to reimburse
                                       National Life for ordinary administrative expenses. National Life reserves the right to increase this charge up to an amount equal to $8.00 per month.

POLICY ANNIVERSARY                     The same day and month as the Date of
                                       Issue in each later year.

POLICY PROTECTION PERIOD               The first five years after the Date of
                                       Issue of a Policy during which the Policy will not lapse regardless of whether net
                                       Account value is sufficient to cover the Monthly Deductions, provided that premium payments at least equal to the Cumulative
                                       Minimum Monthly Premium have been paid.

POLICY YEAR                            A year that starts on the Date of Issue
                                       or on a Policy Anniversary.

PREMIUM LOADS                          A charge deducted from each premium
                                       payment, which consists of the
                                       Distribution Charge and the applicable
                                       Premium Tax Charge

PREMIUM TAX CHARGE                     A charge deducted from each premium
                                       payment to cover the cost of all
                                       applicable state and local premium taxes.

RATE CLASS                             The classification of the Insured for
                                       cost of insurance purposes. The Rate
                                       Classes are: for each of guaranteed
                                       issue, simplified issue, and full medical underwriting, there are male non-smoker, female non-smoker, unisex non-smoker, male smoker, female smoker, unisex nonsmoker, unisex unismoker, male unismoker, and female unismoker. For full medical underwriting cases, preferred and substandard rate classes may also apply.

SUPPLEMENTAL TERM INSURANCE            Additional insurance coverage provided by
                                       the Term Rider, equal to, AMOUNT under
                                       Option A, the Term Insurance Amount
                                       stated in the Policy less any excess of
                                       (a) the Policy's Death Benefit Standard
                                       over (b) the Policy's Face Amount on the date of the Insured's death, less the amount of any Monthly Deductions then due, and less any outstanding Policy loans and accrued interest thereon, but not less than zero. Under Option B, the Supplemental Term Insurance Amount is equal to the Term Insurance Amount stated in the Policy less any excess of (a) the Policy's Death Benefit Standard over (b) the Policy's Face Amount on the date of the Insured's death, plus the Account
                                       Value of the Policy on the date of the
                                       Insured's Death, less the amount of any
                                       Monthly Deductions then due, and less any outstanding Policy loans and accrued interest thereon, but not less than zero.

TARGET PREMIUM                         An amount equal to 1.25 times the annual
                                       whole life premium which would apply to a Policy calculated by using the applicable
                                       1980 Commissioners Standard Ordinary
                                       Mortality Table and an interest rate of
                                       3.5%.

TERM INSURANCE AMOUNT                  An amount stated in the Policy on which
                                       the Supplemental Term Insurance Amount is based.

TERM RIDER                             An optional benefit that may be included
                                       in a Policy at the owner's option, which provides additional insurance coverage in the form of the Supplemental Term
                                       Insurance Amount.


VALUATION DATE                         Each day that the New York Stock Exchange
                                       is open for business other than the day
                                       after Thanksgiving and any day on which
                                       trading is restricted by directive of the Securities and Exchange Commission.
                                       Unless otherwise indicated, whenever an
                                       event occurs or a transaction is to be
                                       effected on a day that is not a Valuation
                                       Date, it will be deemed to have occurred on the next Valuation Date. A Valuation
                                       Day ends at the close of regular trading of the New York Stock Exchange.

VALUATION PERIOD                       The time between two successive Valuation
                                       Dates. Each Valuation Period includes a
                                       Valuation Date and any non-Valuation Date or consecutive non-Valuation Dates immediately preceding it.

WITHDRAWAL                             A payment made at the request of the
                                       Owner pursuant to the right in the Policy to withdraw a portion of the Policy's Net
                                       Account Value.

                                   APPENDIX A
                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES
                          AND NET CASH SURRENDER VALUES


      The following tables illustrate how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

      The tables on Pages A-2 to A-10 illustrate a Policy issued to a male Insured, Age 40 in the full medical underwriting nonsmoker preferred Rate Class with a Face Amount of $250,000 and Planned Annual Premiums of $3,000 paid at the beginning of each Policy Year. The Death Benefits, Account Values and Net Cash Surrender Values would be lower if the Insured was in a smoker or substandard class, a guaranteed issue class or a simplified issue class, since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years.

      The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the applicable 1980 CSO Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and the Mortality and Expense Risk Charge and the Policy Administration Charge are at the current rates.


      The amounts shown in all tables reflect (1) the Mortality and Expense Risk Charge, (2) the Separate Account Administration Charge, and (3) an averaging of certain other asset charges described below that may be assessed under the Policy. The other asset charges reflected in the Current and Guaranteed illustrations equals an average of 1.03 %.This total is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account. These asset charges do not take into account expense reimbursement arrangements expected to be in place for 2004 for some of the Portfolios. If these reimbursement agreements were reflected, the Account Values and Net Cash Surrender Values of a Policy which allocates Policy Values equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund and Portfolio expenses, see the prospectuses for the Funds accompanying this prospectus.


      The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

      The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

      Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if the actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premiums.

      Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, the Death Benefit compliance test, Face Amount and Planned Annual Premiums requested and the application of the Term Rider, if requested.

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE


$250,000 FACE AMOUNT            MALE INSURED ISSUE AGE 40    FULL MEDICAL
DEATH BENEFIT OPTION A          ANNUAL PREMIUM $3,000        PREFERRED NONSMOKER
CASH VALUE ACCUMULATION TEST

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

       (NET ANNUAL RATE OF RETURN OF -1.70% FOR GUARANTEED CHARGES IN ALL
                YEARS. FOR CURRENT CHARGES, -1.33% FOR THE FIRST
              SEVEN YEARS, -1.23% FOR THE NEXT THREE YEARS, -1.14%
                      FOR THE NEXT 10 YEARS, AND -1.09% FOR
                         YEARS AFTER THE TWENTIETH YEAR)

                                    Guaranteed                                       Current
                  Premium        ------------------                            --------------------
End of            Accumulated                 Cash                                            Cash
Policy            at 5% Int.      Account     Surrender    Death               Account        Surrender      Death
Year              Per Year        Value       Value        Benefit             Value          Value          Benefit
----              --------        -----       -----        -------             -----          -----          -------
  1                   3,150          1,831       1,978       250,000              2,353          2,621         250,000
  2                   6,458          3,507       3,651       250,000              4,570          5,016         250,000
  3                   9,930          5,114       5,114       250,000              6,717          7,017         250,000
  4                  13,577          6,648       6,648       250,000              8,809          8,989         250,000
  5                  17,406          8,110       8,110       250,000             10,850         10,910         250,000
  6                  21,426          9,537       9,537       250,000             12,889         12,889         250,000
  7                  25,647         10,880      10,880       250,000             14,876         14,876         250,000
  8                  30,080         12,433      12,433       250,000             17,126         17,126         250,000
  9                  34,734         13,893      13,893       250,000             19,321         19,321         250,000
 10                  39,620         15,253      15,253       250,000             21,457         21,457         250,000
 11                  44,751         16,510      16,510       250,000             23,554         23,554         250,000
 12                  50,139         17,651      17,651       250,000             25,582         25,582         250,000
 13                  55,796         18,661      18,661       250,000             27,532         27,532         250,000
 14                  61,736         19,529      19,529       250,000             29,399         29,399         250,000
 15                  67,972         20,238      20,238       250,000             31,191         31,191         250,000
 16                  74,521         20,774      20,774       250,000             32,897         32,897         250,000
 17                  81,397         21,120      21,120       250,000             34,522         34,522         250,000
 18                  88,617         21,267      21,267       250,000             36,063         36,063         250,000
 19                  96,198         21,202      21,202       250,000             37,511         37,511         250,000
 20                 104,158         20,897      20,897       250,000             38,856         38,856         250,000
 25                 150,340         14,625      14,625       250,000             43,891         43,891         250,000
 30                 209,282              0           0             0             44,978         44,978         250,000


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT            MALE INSURED ISSUE AGE 40    FULL MEDICAL
DEATH BENEFIT OPTION A          ANNUAL PREMIUM $3,000        PREFERRED NONSMOKER
CASH VALUE ACCUMULATION TEST


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

        (NET ANNUAL RATE OF RETURN OF 4.20% FOR GUARANTEED CHARGES IN ALL
              YEARS. FOR CURRENT CHARGES, 4.59% FOR THE FIRST SEVEN
              YEARS, 4.69% FOR THE NEXT THREE YEARS, 4.80% FOR THE
                          NEXT 10 YEARS, AND 4.85% FOR
                         YEARS AFTER THE TWENTIETH YEAR)


                                     Guaranteed                                       Current
                  Premium         -----------------                            --------------------
End of            Accumulated                 Cash                                            Cash
Policy            at 5% Int.      Account     Surrender    Death               Account        Surrender      Death
Year              Per Year        Value       Value        Benefit             Value          Value          Benefit
----              --------        -----       -----        -------             -----          -----          -------
  1                 3,150          1,959       2,116       250,000              2,499          2,775         250,000
  2                 6,458          3,872       4,035       250,000              5,003          5,467         250,000
  3                 9,930          5,826       5,826       250,000              7,580          7,880         250,000
  4                13,577          7,814       7,814       250,000             10,248         10,428         250,000
  5                17,406          9,841       9,841       250,000             13,016         13,076         250,000
  6                21,426         11,944      11,944       250,000             15,938         15,938         250,000
  7                25,647         14,078      14,078       250,000             18,969         18,969         250,000
  8                30,080         16,553      16,553       250,000             22,453         22,453         250,000
  9                34,734         19,069      19,069       250,000             26,074         26,074         250,000
 10                39,620         21,620      21,620       250,000             29,837         29,837         250,000
 11                44,751         24,205      24,205       250,000             33,775         33,775         250,000
 12                50,139         26,810      26,810       250,000             37,862         37,862         250,000
 13                55,796         29,424      29,424       250,000             42,094         42,094         250,000
 14                61,736         32,036      32,036       250,000             46,478         46,478         250,000
 15                67,972         34,628      34,628       250,000             51,027         51,027         250,000
 16                74,521         37,189      37,189       250,000             55,742         55,742         250,000
 17                81,397         39,703      39,703       250,000             60,636         60,636         250,000
 18                88,617         42,161      42,161       250,000             65,719         65,719         250,000
 19                96,198         44,549      44,549       250,000             70,992         70,992         250,000
 20               104,158         46,843      46,843       250,000             76,462         76,462         250,000
 25               150,340         55,885      55,885       250,000            107,332        107,332         250,000
 30               209,282         56,222      56,222       250,000            145,001        145,001         250,000


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40     FULL MEDICAL
DEATH BENEFIT OPTION A         ANNUAL PREMIUM $3,000         PREFERRED NONSMOKER
CASH VALUE ACCUMULATION TEST


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

       (NET ANNUAL RATE OF RETURN OF 10.10% FOR GUARANTEED CHARGES IN ALL
                YEARS. FOR CURRENT CHARGES, 10.51% FOR THE FIRST
              SEVEN YEARS, 10.62% FOR THE NEXT THREE YEARS, 10.73%
                      FOR THE NEXT 10 YEARS, AND 10.78% FOR
                         YEARS AFTER THE TWENTIETH YEAR)

                                     Guaranteed                                 Current
                  Premium         -----------------                       --------------------
End of            Accumulated                 Cash                                       Cash
Policy            at 5% Int.      Account     Surrender    Death          Account        Surrender      Death
Year              Per Year        Value       Value        Benefit        Value          Value          Benefit
----              --------        -----       -----        -------        -----          -----          -------
 1                 3,150           2,089       2,254        250,000        2,644          2,930         250,000
 2                 6,458           4,254       4,436        250,000        5,453          5,936         250,000
 3                 9,930           6,598       6,598        250,000        8,513          8,813         250,000
 4                13,577           9,133       9,133        250,000       11,868         12,048         250,000
 5                17,406          11,878      11,878        250,000       15,553         15,613         250,000
 6                21,426          14,895      14,895        250,000       19,653         19,653         250,000
 7                25,647          18,161      18,161        250,000       24,161         24,161         250,000
 8                30,080          22,032      22,032        250,000       29,483         29,483         250,000
 9                34,734          26,237      26,237        250,000       35,347         35,347         250,000
10                39,620          30,804      30,804        250,000       41,808         41,808         250,000
11                44,751          35,771      35,771        250,000       48,975         48,975         250,000
12                50,139          41,168      41,168        250,000       56,879         56,879         250,000
13                55,796          47,032      47,032        250,000       65,593         65,593         250,000
14                61,736          53,405      53,405        250,000       75,207         75,207         250,000
15                67,972          60,334      60,334        250,000       85,830         85,830         250,000
16                74,521          67,873      67,873        250,000       97,568         97,568         250,000
17                81,397          76,086      76,086        250,000      110,556        110,556         250,000
18                88,617          85,054      85,054        250,000      124,937        124,937         253,399
19                96,198          94,863      94,863        250,000      140,815        140,815         278,093
20                104,158        105,610     105,610        250,000      158,295        158,295         304,518
25                150,340        177,250     177,250        301,003      276,484        276,484         469,522
30                209,282        283,386     283,386        430,643      466,789        466,789         709,347


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40     FULL MEDICAL
DEATH BENEFIT OPTION A       ANNUAL PREMIUM $3,000         PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

       (NET ANNUAL RATE OF RETURN OF -1.70% FOR GUARANTEED CHARGES IN ALL
                YEARS. FOR CURRENT CHARGES, -1.33% FOR THE FIRST
                  SEVEN YEARS, -1.23% FOR THE NEXT THREE YEARS,
                  -1.14% FOR THE NEXT 10 YEARS, AND -1.09% FOR
                         YEARS AFTER THE TWENTIETH YEAR)

                                          Guaranteed                               Current
                                       -----------------                        -----------------
                       Premium
End of                 Accumulated                 Cash                                      Cash
Policy                 at 5% Int.      Account     Surrender    Death           Account      Surrender   Death
Year                   Per Year        Value       Value        Benefit         Value        Value       Benefit
----                   --------        -----       -----        -------         -----        -----       -------
 1                       3,150          1,831       1,978       250,000          2,353        2,621      250,000
 2                       6,458          3,507       3,651       250,000          4,570        5,016      250,000
 3                       9,930          5,114       5,114       250,000          6,717        7,017      250,000
 4                      13,577          6,648       6,648       250,000          8,809        8,989      250,000
 5                      17,406          8,110       8,110       250,000         10,850       10,910      250,000
 6                      21,426          9,537       9,537       250,000         12,889       12,889      250,000
 7                      25,647         10,880      10,880       250,000         14,876       14,876      250,000
 8                      30,080         12,433      12,433       250,000         17,126       17,126      250,000
 9                      34,734         13,893      13,893       250,000         19,321       19,321      250,000
10                      39,620         15,253      15,253       250,000         21,457       21,457      250,000
11                      44,751         16,510      16,510       250,000         23,554       23,554      250,000
12                      50,139         17,651      17,651       250,000         25,582       25,582      250,000
13                      55,796         18,661      18,661       250,000         27,532       27,532      250,000
14                      61,736         19,529      19,529       250,000         29,399       29,399      250,000
15                      67,972         20,238      20,238       250,000         31,191       31,191      250,000
16                      74,521         20,774      20,774       250,000         32,897       32,897      250,000
17                      81,397         21,120      21,120       250,000         34,522       34,522      250,000
18                      88,617         21,267      21,267       250,000         36,063       36,063      250,000
19                      96,198         21,202      21,202       250,000         37,511       37,511      250,000
20                     104,158         20,897      20,897       250,000         38,856       38,856      250,000
25                     150,340         14,625      14,625       250,000         43,891       43,891      250,000
30                     209,282              0           0             0         44,978       44,978      250,000


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40    FULL MEDICAL
DEATH BENEFIT OPTION A         ANNUAL PREMIUM $3,000        PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

        (NET ANNUAL RATE OF RETURN OF 4.20% FOR GUARANTEED CHARGES IN ALL
                 YEARS. FOR CURRENT CHARGES, 4.59% FOR THE FIRST
                  SEVEN YEARS, 4.69% FOR THE NEXT THREE YEARS,
                   4.80% FOR THE NEXT 10 YEARS, AND 4.85% FOR
                         YEARS AFTER THE TWENTIETH YEAR)

                                          Guaranteed                                   Current
                                       -----------------                          -----------------
                       Premium
End of                 Accumulated                 Cash                                       Cash
Policy                 at 5% Int.      Account     Surrender   Death              Account     Surrender   Death
Year                   Per Year        Value       Value       Benefit            Value       Value       Benefit
----                   --------        -----       -----       -------            -----       -----       -------
 1                       3,150          1,959       2,116      250,000             2,499        2,775     250,000
 2                       6,458          3,872       4,035      250,000             5,003        5,467     250,000
 3                       9,930          5,826       5,826      250,000             7,580        7,880     250,000
 4                      13,577          7,814       7,814      250,000            10,248       10,428     250,000
 5                      17,406          9,841       9,841      250,000            13,016       13,076     250,000
 6                      21,426         11,944      11,944      250,000            15,938       15,938     250,000
 7                      25,647         14,078      14,078      250,000            18,969       18,969     250,000
 8                      30,080         16,553      16,553      250,000            22,453       22,453     250,000
 9                      34,734         19,069      19,069      250,000            26,074       26,074     250,000
10                      39,620         21,620      21,620      250,000            29,837       29,837     250,000
11                      44,751         24,205      24,205      250,000            33,775       33,775     250,000
12                      50,139         26,810      26,810      250,000            37,862       37,862     250,000
13                      55,796         29,424      29,424      250,000            42,094       42,094     250,000
14                      61,736         32,036      32,036      250,000            46,478       46,478     250,000
15                      67,972         34,628      34,628      250,000            51,027       51,027     250,000
16                      74,521         37,189      37,189      250,000            55,742       55,742     250,000
17                      81,397         39,703      39,703      250,000            60,636       60,636     250,000
18                      88,617         42,161      42,161      250,000            65,719       65,719     250,000
19                      96,198         44,549      44,549      250,000            70,992       70,992     250,000
20                     104,158         46,843      46,843      250,000            76,462       76,462     250,000
25                     150,340         55,885      55,885      250,000            107,332     107,332     250,000
30                     209,282         56,222      56,222      250,000            145,001     145,001     250,000



The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40      FULL MEDICAL
DEATH BENEFIT OPTION A        ANNUAL PREMIUM $3,000          PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

       (NET ANNUAL RATE OF RETURN OF 10.10% FOR GUARANTEED CHARGES IN ALL
             YEARS. FOR CURRENT CHARGES, 10.51% FOR THE FIRST SEVEN
             YEARS, 10.62% FOR THE NEXT THREE YEARS, 10.73% FOR THE
                          NEXT 10 YEARS, AND 10.78% FOR
                         YEARS AFTER THE TWENTIETH YEAR)

                                          Guaranteed                                   Current
                 Premium             ------------------                         --------------------
End of           Accumulated                     Cash                                          Cash
Policy           at 5% Int.          Account     Surrender    Death             Account       Surrender      Death
Year             Per Year            Value       Value        Benefit           Value          Value          Benefit
------           --------            -----       -----        -------           -----          -----          -------
 1                 3,150              2,089         2,254       250,000          2,644          2,930         250,000
 2                 6,458              4,254         4,436       250,000          5,453          5,936         250,000
 3                 9,930              6,598         6,598       250,000          8,513          8,813         250,000
 4                13,577              9,133         9,133       250,000         11,868         12,048         250,000
 5                17,406             11,878        11,878       250,000         15,553         15,613         250,000
 6                21,426             14,895        14,895       250,000         19,653         19,653         250,000
 7                25,647             18,161        18,161       250,000         24,161         24,161         250,000
 8                30,080             22,032        22,032       250,000         29,483         29,483         250,000
 9                34,734             26,237        26,237       250,000         35,347         35,347         250,000
10                39,620             30,804        30,804       250,000         41,808         41,808         250,000
11                44,751             35,771        35,771       250,000         48,975         48,975         250,000
12                50,139             41,168        41,168       250,000         56,879         56,879         250,000
13                55,796             47,032        47,032       250,000         65,593         65,593         250,000
14                61,736             53,405        53,405       250,000         75,207         75,207         250,000
15                67,972             60,334        60,334       250,000         85,830         85,830         250,000
16                74,521             67,873        67,873       250,000         97,568         97,568         250,000
17                81,397             76,086        76,086       250,000        110,556        110,556         250,000
18                88,617             85,054        85,054       250,000        124,938        124,938         250,000
19                96,198             94,863        94,863       250,000        140,872        140,872         250,000
20               104,158            105,610       105,610       250,000        158,541        158,541         250,000
25               150,340            178,382       178,382       250,000        280,865        280,865         342,656
30               209,282            299,427       299,427       347,335        483,254        483,254         560,575


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40      FULL MEDICAL
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $3,000          PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

       (NET ANNUAL RATE OF RETURN OF -1.70% FOR GUARANTEED CHARGES IN ALL
                YEARS. FOR CURRENT CHARGES, -1.33% FOR THE FIRST
              SEVEN YEARS, -1.23% FOR THE NEXT THREE YEARS, -1.14%
                      FOR THE NEXT 10 YEARS, AND -1.09% FOR
                         YEARS AFTER THE TWENTIETH YEAR)

                                     Guaranteed                                      Current
                  Premium         -----------------                            --------------------
End of            Accumulated                 Cash                                            Cash
Policy            at 5% Int.      Account     Surrender    Death               Account        Surrender      Death
Year              Per Year        Value       Value        Benefit             Value          Value          Benefit
----              --------        -----       -----        -------             -----          -----          -------
 1                 3,150          1,826       1,973        251,826              2,352          2,620         252,352
 2                 6,458          3,492       3,637        253,492              4,568          5,014         254,568
 3                 9,930          5,085       5,085        255,085              6,710          7,010         256,710
 4                13,577          6,600       6,600        256,600              8,796          8,976         258,796
 5                17,406          8,036       8,036        258,036             10,829         10,889         260,829
 6                21,426          9,431       9,431        259,431             12,856         12,856         262,856
 7                25,647         10,735      10,735        260,735             14,829         14,829         264,829
 8                30,080         12,241      12,241        262,241             17,060         17,060         267,060
 9                34,734         13,643      13,643        263,643             19,232         19,232         269,232
10                39,620         14,935      14,935        264,935             21,339         21,339         271,339
11                44,751         16,114      16,114        266,114             23,400         23,400         273,400
12                50,139         17,163      17,163        267,163             25,384         25,384         275,384
13                55,796         18,067      18,067        268,067             27,279         27,279         277,279
14                61,736         18,815      18,815        268,815             29,080         29,080         279,080
15                67,972         19,386      19,386        269,386             30,793         30,793         280,793
16                74,521         19,765      19,765        269,765             32,405         32,405         282,405
17                81,397         19,936      19,936        269,936             33,923         33,923         283,923
18                88,617         19,890      19,890        269,890             35,339         35,339         285,339
19                96,198         19,613      19,613        269,613             36,645         36,645         286,645
20               104,158         19,078      19,078        269,078             37,826         37,826         287,826
25               150,340         11,460      11,460        261,460             41,641         41,641         291,641
30               209,282              0           0              0             40,624         40,624         290,624


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40     FULL MEDICAL
DEATH BENEFIT OPTION B       ANNUAL PREMIUM $3,000         PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

        (NET ANNUAL RATE OF RETURN OF 4.20% FOR GUARANTEED CHARGES IN ALL
              YEARS. FOR CURRENT CHARGES, 4.59% FOR THE FIRST SEVEN
              YEARS, 4.69% FOR THE NEXT THREE YEARS, 4.80% FOR THE
                          NEXT 10 YEARS, AND 4.85% FOR
                         YEARS AFTER THE TWENTIETH YEAR)

                                      Guaranteed                                      Current
                  Premium         ------------------                           ---------------------
End of            Accumulated                 Cash                                            Cash
Policy            at 5% Int.      Account     Surrender    Death               Account        Surrender      Death
Year              Per Year        Value       Value        Benefit             Value          Value          Benefit
----              --------        -----       -----        -------             -----          -----          -------
 1                  3,150         1,954       2,110        251,954              2,498          2,775         252,498
 2                  6,458         3,856       4,019        253,856              5,000          5,464         255,000
 3                  9,930         5,792       5,792        255,792              7,572          7,872         257,572
 4                 13,577         7,756       7,756        257,756             10,233         10,413         260,233
 5                 17,406         9,748       9,748        259,748             12,990         13,050         262,990
 6                 21,426        11,807      11,807        261,807             15,896         15,896         265,896
 7                 25,647        13,882      13,882        263,882             18,907         18,907         268,907
 8                 30,080        16,283      16,283        266,283             22,362         22,362         272,362
 9                 34,734        18,706      18,706        268,706             25,947         25,947         275,947
10                 39,620        21,141      21,141        271,141             29,662         29,662         279,662
11                 44,751        23,583      23,583        273,583             33,538         33,538         283,538
12                 50,139        26,015      26,015        276,015             37,546         37,546         287,546
13                 55,796        28,419      28,419        278,419             41,676         41,676         291,676
14                 61,736        30,777      30,777        280,777             45,930         45,930         295,930
15                 67,972        33,065      33,065        283,065             50,319         50,319         300,319
16                 74,521        35,262      35,262        285,262             54,835         54,835         304,835
17                 81,397        37,342      37,342        287,342             59,488         59,488         309,488
18                 88,617        39,289      39,289        289,289             64,278         64,278         314,278
19                 96,198        41,079      41,079        291,079             69,199         69,199         319,199
20                104,158        42,673      42,673        292,673             74,244         74,244         324,244
25                150,340        46,119      46,119        296,119            101,368        101,368         351,368
30                209,282        35,683      35,683        285,683            130,421        130,421         380,421


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT        MALE INSURED ISSUE AGE 40     FULL MEDICAL
DEATH BENEFIT OPTION B      ANNUAL PREMIUM $3,000         PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

       (NET ANNUAL RATE OF RETURN OF 10.10% FOR GUARANTEED CHARGES IN ALL
                YEARS. FOR CURRENT CHARGES, 10.51% FOR THE FIRST
              SEVEN YEARS, 10.62% FOR THE NEXT THREE YEARS, 10.73%
                      FOR THE NEXT 10 YEARS, AND 10.78% FOR
                         YEARS AFTER THE TWENTIETH YEAR)

                                      Guaranteed                                 Current
                  Premium         ------------------                       ------------------
End of            Accumulated                 Cash                                     Cash
Policy            at 5% Int.      Account     Surrender    Death           Account     Surrender   Death
Year              Per Year        Value       Value        Benefit         Value       Value       Benefit
----              --------        -----       -----        -------         -----       -----       -------
  1                 3,150          2,083       2,248       252,083           2,643       2,929      252,643
  2                 6,458          4,237       4,419       254,237           5,450       5,933      255,450
  3                 9,930          6,560       6,560       256,560           8,504       8,804      258,504
  4                13,577          9,063       9,063       259,063          11,850      12,030      261,850
  5                17,406         11,764      11,764       261,764          15,521      15,581      265,521
  6                21,426         14,718      14,718       264,718          19,600      19,600      269,600
  7                25,647         17,900      17,900       267,900          24,079      24,079      274,079
  8                30,080         21,657      21,657       271,657          29,359      29,359      279,359
  9                34,734         25,711      25,711       275,711          35,165      35,165      285,165
 10                39,620         30,083      30,083       280,083          41,548      41,548      291,548
 11                44,751         34,798      34,798       284,798          48,611      48,611      298,611
 12                50,139         39,874      39,874       289,874          56,374      56,374      306,374
 13                55,796         45,327      45,327       295,327          64,899      64,899      314,899
 14                61,736         51,180      51,180       301,180          74,262      74,262      324,262
 15                67,972         57,450      57,450       307,450          84,558      84,558      334,558
 16                74,521         64,160      64,160       314,160          95,871      95,871      345,871
 17                81,397         71,333      71,333       321,333         108,318     108,318      358,318
 18                88,617         79,002      79,002       329,002         122,010     122,010      372,010
 19                96,198         87,200      87,200       337,200         137,071     137,071      387,071
 20               104,158         95,946      95,946       345,946         153,631     153,631      403,631
 25               150,340        148,811     148,811       398,811         265,404     265,404      515,404
 30               209,282        217,662     217,662       467,662         445,836     445,836      695,836



The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



                                                                         PAGE

National Life Insurance Company............................................1
National Variable Life Insurance Account...................................1
The Portfolios.............................................................1
Distribution of the Policies...............................................1
Contractual Arrangements between National Life and
  the Funds Investment Advisors or Distributor.............................2
Terms of Underlying Fund Participation Agreements..........................2
Underwriting Procedures....................................................3
Increases in Face Amount...................................................4
Other Policy Provisions....................................................5
Automated Fund Transfer Features...........................................7
Policies Issued in Conjunction with Employee Benefit Plans.................8
Special Rules for Employee Benefit Plans...................................8
Legal Developments Regarding Unisex Actuarial Tables.......................8
Policy Reports.............................................................9
Records  ..................................................................9
Legal Matters..............................................................9
Experts....................................................................9
Financial Statements.......................................................9
Financial Statements.....................................................F-1

[OUTSIDE BACK COVER PAGE]

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-278-3413. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values..

The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
























Investment Company Act of 1940 Registration File No. 811-9044

                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT




   SENTINEL BENEFIT PROVIDER VARIABLE UNIVERSAL LIFE INSURANCE POLICY INTENDED
                       PRIMARILY FOR THE CORPORATE MARKET

                       STATEMENT OF ADDITIONAL INFORMATION









                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604




           This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Benefit Provider Variable Universal Life Insurance Policy intended primarily for the corporate market ("Policy") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2004 by calling 1-800-278-3413, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.








                                Dated May 1, 2004

                                TABLE OF CONTENTS

                                                                         PAGE
National Life Insurance Company............................................1
National Variable Life Insurance Account...................................1
The Portfolios.............................................................1
Distribution of the Policies...............................................1
Contractual Arrangements between National Life
  and the Funds Investment Advisors or Distributor.........................2
Terms of Underlying Fund Participation Agreements..........................2
Underwriting Procedures....................................................3
Increases in Face Amount...................................................4
Other Policy Provisions....................................................5
Automated Fund Transfer Features...........................................7
Policies Issued in Conjunction with Employee Benefit Plans.................8
Special Rules for Employee Benefit Plans...................................8
Legal Developments Regarding Unisex Actuarial Tables.......................8
Policy Reports.............................................................9
Records  9
Legal Matters..............................................................9
Experts....................................................................9
Financial Statements.......................................................9
Financial Statements......................................................F-1

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the VariTrak variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the "Separate Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

The independent public accountant for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:


----------------- ------------------------------------------- --------------------------------------------------------
Fiscal year       Aggregate Amount of Commissions Paid to     Aggregate Amount of Commissions Retained by ESI After
                  ESI*                                        Payments to its Registered Persons and Other
                                                              Broker-Dealers
----------------- ------------------------------------------- --------------------------------------------------------
2000                            $ 1,717,799                                  $ 0
2001                            $ 1,068,571                                  $ 0
2002                            $   380,945                                  $ 0
2003                            $   652,765                                  $ 0
----------------- ------------------------------------------- --------------------------------------------------------

* Includes sales compensation paid to registered persons of ESI.


ESI passes through commissions it receives and does not retain any override as distributor for the Policies.


CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2003, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:


---------------------------------------------------------- ------------------ ----------------------------
                                  Fund                        % of Assets       Revenues National Life
                                                                                 Received During 2003
---------------------------------------------------------- ------------------ ----------------------------
Alger American Fund                                              0.10%                   $ 837
---------------------------------------------------------- ------------------ ----------------------------
American Century Variable Portfolios, Inc.                       0.25%                  $3,366
---------------------------------------------------------- ------------------ ----------------------------
Scudder VIT Funds                                                0.15%*                 $1,535
---------------------------------------------------------- ------------------ ----------------------------
Dreyfus Socially Responsible Growth Fund, Inc.                   0.20%                    $0
---------------------------------------------------------- ------------------ ----------------------------
Fidelity VIP Funds                                               0.10%                   $ 611
---------------------------------------------------------- ------------------ ----------------------------
AIM Variable Insurance Funds                                     0.25%                   $ 310
---------------------------------------------------------- ------------------ ----------------------------
J.P. Morgan Series Trust II                                      0.20%                   $ 163
---------------------------------------------------------- ------------------ ----------------------------
Morgan Stanley Universal Institutional Funds                     0.25%                   $ 800
---------------------------------------------------------- ------------------ ----------------------------
Neuberger Berman Advisers Management Trust                       0.15%                   $ 58
---------------------------------------------------------- ------------------ ----------------------------
Strong VIF and Opportunity Fund II                               0.20%                  $1,837
---------------------------------------------------------- ------------------ ----------------------------


*0.13% with respect to the Equity 500 Index Fund.

These arrangements may change from time to time, and may include more Funds in the future.

TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

Policies may be issued:

               (a) after full medical underwriting of the proposed Insured,

               (b) on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy, or

               (c) on a simplified underwriting basis, under which medical underwriting is limited to requiring the proposed Insured to answer three medical questions on the application.

Current cost of insurance rates for Policies issued on a guaranteed issue basis or a simplified underwriting basis are higher than current standard cost of insurance rates for healthy Insureds who undergo medical underwriting.

In full medical underwriting cases, we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

  -  guaranteed issue
  -  simplified issue

  Full medical underwriting:
  -  male nonsmoker
  -  female nonsmoker
  -  unisex nonsmoker
  -  male smoker
  -  female smoker
  -  unisex smoker,
     unisex unismoker
     male unismoker, and
     female unismoker.

  For full medical underwriting cases, preferred and substandard rates may also apply for each of the above classes.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

Current cost of insurance rates for Policies issued on a guaranteed issue or simplified issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

-  the Insured's Attained Age
-  the Insured's sex
-  the Insured's Rate Class, and
- the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker/Unismoker Mortality Table.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.

OTHER POLICY PROVISIONS

       INDEFINITE POLICY DURATION. The Policy can remain in force indefinitely (in Texas and Maryland, however, the Policy matures at Attained Age 99 at which time National Life will pay the Net Cash Surrender Value to the Owner in one sum unless a Payment Option is chosen, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount is greater than the Account Value, the Face Amount will automatically be decreased to the current Account Value. Also, at Attained Age 99 Option B automatically becomes Option A, and no premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Account Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

      THE POLICY. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

       SPLIT DOLLAR ARRANGEMENTS. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

      For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

       No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on National Life unless in writing and received by National Life.

       National Life does not impose any fee with respect to split dollar arrangements.

       The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

      ASSIGNMENTS. You may assign any and all rights under the Policy. No assignment binds National Life unless in writing and received by us. National Life assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment may have tax consequences.

         SUICIDE. In the event of the Insured's suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), National Life's liability is limited to the payment to the beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit and for which an application is required, the amount which National Life will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

       DIVIDENDS. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash. At the time of the Insured person's death, the Death Benefit will be increased by dividends payable, if any.

       CORRESPONDENCE. All correspondence to you will be deemed to have been sent to you if mailed to you at your last known address.

       SETTLEMENT OPTIONS. In lieu of a single sum payment on death or surrender, an election may be made to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

       PAYMENT OF INTEREST ONLY. Interest at a rate of 3.5% per year will be paid on the amount of the proceeds retained by National Life. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

       PAYMENTS FOR A STATED TIME. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for the number of years selected.

       PAYMENTS FOR LIFE. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

       PAYMENTS OF A STATED AMOUNT. Equal monthly payments will be made until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

       LIFE ANNUITY. Equal monthly payments will be made in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by National Life's then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

       JOINT AND TWO THIRDS ANNUITY. Equal monthly payments, based on an interest rate of 3.5% per year, will be made while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

       50% SURVIVOR ANNUITY. Equal monthly payments, based on an interest rate of 3.5% per year, will be made during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.


We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

DOLLAR COST AVERAGING

       You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

       If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

PORTFOLIO REBALANCING

       You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

       In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

       Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," in the prospectus.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan. Benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net Amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than employee benefit plan Policies (see "Special Rules For Employee Benefit Plans," below) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Within 30 days after each Policy Anniversary, a statement will be sent to you describing the status of your Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Account Value, the amount held as Collateral in the Loan Account, the value in each Subaccount of the Separate Account, premiums paid since the last report, charges deducted since the last report, any Withdrawals since the last report, and the current Net Cash Surrender Value. In addition, a statement will be sent to you showing the status of your Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

      You will receive a semi-annual report containing the financial statements of each Fund in which your Policy has Account Value, as required by the 1940 Act.


RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life.

EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                        NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 2003 and 2002

                                                   PRICEWATERHOUSECOOPERS LLP
                                                   125 High Street
                                                   Boston M A 02 1 10
                                                   Telephone (617) 530
                                                   5000 Facsimlle (617) 530 5001




                         Report of Independent Auditors



 To the Board of Directors and Stockholders of National
 Life lnsurance Company:


 In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in equity, and of cash flows present fairly, in all material respects, the financial position of National Life lnsurance Company and its subsidiaries (National
 Life) at December 31, 2003 and 2002, and the results of their operations and their cash flows for the three years ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

 As discussed in note 2 to the consolidated financial statements, National Life changed its method of accounting for goodwill and certain other intangible assets in 2002. As discussed in note 3 to the consolidated financial statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.


/s/ Pricewaterhousecoopers LLP
------------------------------
Boston, Massachusetts
February 20, 2004

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31,
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                    2003          2002
-------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                  $   213,494   $    98,857
  Available-for-sale debt securities                                           7,281,266     6,342,950
  Available-for-sale equity securities                                           156,618       160,643
  Trading equity securities                                                       26,074        20,097
  Mortgage loans                                                               1,386,055     1,279,723
  Policy loans                                                                   721,971       737,778
  Real estate investments                                                         23,536        35,489
  Other invested assets                                                          256,987       154,536
-------------------------------------------------------------------------------------------------------
    Total cash and invested assets                                            10,066,001     8,830,073

  Deferred policy acquisition costs                                              606,144       580,144
  Accrued investment income                                                      119,292       119,038
  Premiums and fees receivable                                                    23,344        23,318
  Deferred income taxes                                                           27,928        41,091
  Amounts recoverable from reinsurers                                             84,170       370,369
  Present value of future profits of insurance acquired                           62,831        70,746
  Property and equipment, net                                                     44,230        49,183
  Federal income tax recoverable                                                    --           7,229
  Other assets                                                                   161,040       143,530
  Separate account assets                                                        659,604       493,929
-------------------------------------------------------------------------------------------------------
    Total assets                                                             $11,854,584   $10,728,650
=======================================================================================================

LIABILITIES:
  Policy benefit liabilities                                                 $ 4,511,540   $ 4,375,566
  Policyholders' accounts                                                      4,699,978     4,151,159
  Policyholders' deposits                                                         64,338        67,673
  Policy claims payable                                                           37,677        34,295
  Policyholders' dividends                                                       216,130       198,896
  Amounts payable to reinsurers                                                   20,757        17,164
  Collateral held on loaned securities                                            39,835        17,763
  Other liabilities and accrued expenses                                         184,193       127,253
  Federal income tax payable                                                       3,043          --
  Pension and other post-retirement benefit obligations                          181,092       166,462
  Debt                                                                            92,770        69,706
  Separate account liabilities                                                   659,604       493,929
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                         10,710,957     9,719,866
-------------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                                 5,283         5,259

STOCKHOLDER'S EQUITY:
  Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
  shares issued and outstanding)                                                   2,500         2,500
  Additional paid-in capital                                                      34,399         5,000
  Retained earnings                                                            1,027,683       950,081
  Accumulated other comprehensive income                                          73,762        45,944
-------------------------------------------------------------------------------------------------------
    Total stockholder's equity                                                 1,138,344     1,003,525
-------------------------------------------------------------------------------------------------------
    Total liabilities, minority interests and stockholder's equity           $11,854,584   $10,728,650
=======================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                2003            2002           2001
-------------------------------------------------------------------------------------------------------------------
REVENUES:
  Insurance premiums                                                      $   411,226    $   392,053    $   377,596
  Policy and contract charges                                                 103,106         89,087         76,850
  Net investment income                                                       663,471        516,113        516,115
  Net realized loss                                                            (8,001)       (37,513)        (8,696)
  Change in value of trading equity securities                                  4,187         (3,669)        (2,616)
  Mutual fund commission and fee income                                        61,907         53,182         55,537
  Other income                                                                 28,998         18,812         18,358
-------------------------------------------------------------------------------------------------------------------

    Total revenues                                                          1,264,894      1,028,065      1,033,144
-------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                                              168,424        126,161        134,876
  Policy benefits                                                             329,674        339,869        312,010
  Policyholders' dividends and dividend obligations                           126,774        128,062        113,404
  Interest credited to policyholder account liabilities                       244,551        125,467        150,488
  Operating expenses                                                          179,417        163,100        153,751
  Interest expense on debt                                                      5,842          5,848          5,983
  Change in sales practice remediation provision                               (2,384)        (5,373)       (13,802)
  Restructuring charge - mainframe computer operations                           --             --            6,487
  Policy acquisition expenses and amortization of
    present value future profits, net                                         127,424        115,747         97,791
-------------------------------------------------------------------------------------------------------------------

    Total benefits and expenses                                             1,179,722        998,881        960,988
-------------------------------------------------------------------------------------------------------------------

  Income before income taxes, minority interests, and cumulative effect        85,172         29,184         72,156

  Income tax expense                                                            6,801            904         17,540
-------------------------------------------------------------------------------------------------------------------

  Income before minority interests and cumulative effect                       78,371         28,280         54,616
    Minority interests                                                            769          1,927          4,725
-------------------------------------------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT                                                77,602         26,353         49,891
  Cumulative effect of accounting change                                         --             --           (2,052)
-------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                $    77,602    $    26,353    $    47,839
===================================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------
(IN THOUSANDS)                                              2003         2002        2001
--------------------------------------------------------------------------------------------
  Net income                                            $  77,602    $  26,353    $  47,839

OTHER COMPREHENSIVE INCOME:
 Unrealized gain on available-for-sale securities, net     28,138       51,017       31,323
 Change in additional minimum pension liability, net         (320)     (14,770)        --
--------------------------------------------------------------------------------------------

Total comprehensive income                              $ 105,420    $  62,600    $  79,162
============================================================================================

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                               2003           2002          2001
----------------------------------------------------------------------------------------------------
COMMON STOCK:
  Balance at January 1 and December 31                    $     2,500    $     2,500    $     2,500
====================================================================================================

ADDITIONAL PAID-IN CAPITAL:
  Balance at January 1                                    $     5,000    $     5,000    $     5,000
  Capital Contribution                                         29,399           --             --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $    34,399    $     5,000    $     5,000
====================================================================================================

RETAINED EARNINGS:
  Balance at January 1                                    $   950,081    $   933,728    $   885,889
  Net income                                                   77,602         26,353         47,839
  Dividend to Stockholder                                        --          (10,000)          --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $ 1,027,683    $   950,081    $   933,728
====================================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Balance at January 1                                    $    45,944    $     9,697    $   (21,626)
  Unrealized gain on available-for-sale securities, net        28,138         51,017         31,323
  Change in additional minimum pension liability, net            (320)       (14,770)          --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $    73,762    $    45,944    $     9,697
====================================================================================================

TOTAL EQUITY:
  Balance at December 31                                  $ 1,138,344    $ 1,003,525    $   950,925
====================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                               2003          2002            2001
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $    77,602    $    26,353    $    47,839
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Change in:
    Accrued investment income                                                  (254)         2,025         (1,097)
    Policy acquisition costs                                                (52,816)       (50,400)       (39,592)
    Policy liabilities                                                      138,434        119,489         90,557
    Amendment of modco reinsurance agreement with UNUM                      286,161           --             --
    Interest credited to policyholder account liabilities                   244,551        125,467        150,488
    Policy and contract charges                                            (103,106)       (89,087)       (76,850)
    Other liabilities                                                         1,859          6,197          9,502
Provision for deferred income taxes                                          (1,726)       (11,821)         3,449
Net realized investment loss                                                  8,001         37,513          8,696
Net realized options (gain) loss                                            (68,317)       (47,374)        32,192
Amortization of present value of future profits of insurance acquired         7,225          9,492          8,448
Depreciation                                                                  5,698          5,234          2,541
Other                                                                        49,523         53,658        (66,853)
------------------------------------------------------------------------------------------------------------------
  Net cash provided by operating activities                                 592,835        186,746        169,320
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments           3,118,720      2,166,608      2,160,858
  Cost of investments acquired                                           (4,088,462)    (2,793,117)    (2,546,177)
  Acquisition of Sigma                                                         --          (14,188)          --
  Change in policy loans                                                     15,807         14,364         12,580
  Other                                                                     (13,584)          (479)       (10,629)
------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                      (967,519)      (626,812)      (383,368)
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits                                                   665,658        571,688        460,639
  Policyholders' withdrawals                                               (258,273)      (209,776)      (292,661)
  Net change in collateral held on loaned securities                         22,072         (5,788)        (2,380)
  Capital contribution received                                              29,399           --             --
  Dividend to stockholder                                                      --          (10,000)          --
  Issuance of surplus notes                                                  30,000           --             --
  Retirement of surplus notes                                                (7,000)        (2,426)        (1,995)
  Other                                                                       7,465         (4,041)        (9,096)
------------------------------------------------------------------------------------------------------------------
    Net cash provided by financing activities                               489,321        339,657        154,507
------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                        114,637       (100,409)       (59,541)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                          98,857        199,266        258,807
------------------------------------------------------------------------------------------------------------------
  End of year                                                           $   213,494    $    98,857    $   199,266
==================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The Company also maintains an inforce block of disability income insurance contracts. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont." The Company employs approximately 1,000 people, concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp (NLVF), which is the wholly-owned subsidiary of National Life Holding Company (NLHC). NLHC and its subsidiaries are collectively known as the National Life Group. See Note 13 for more information. Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the Closed Block). See Note 12 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 31 general agencies in major metropolitan areas, a system of marketing general agents and independent brokers throughout the United States of America. The Company has in excess of 375,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 29% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Through National Life Capital Management, Inc. (NLCAP) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.7 billion of net assets represent sixteen mutual funds managed on behalf of about 196,000 individual, corporate, and institutional shareholders worldwide.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance company, Life Insurance Company of the Southwest (LSW), NLCAP, and certain other subsidiaries and affiliates. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale debt and equity securities are reported at estimated fair value. Available-for-sale debt and equity securities that experience declines in value are regularly evaluated for other than temporary impairments. Impairment losses for declines in value of fixed maturity investments and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized as realized losses when deemed to be other than temporary. For such securities, realized losses are recorded to reduce amortized cost to fair value. For actively traded securities, fair value is generally quoted market price.

Trading equity securities are reported at estimated fair value. Realized and unrealized gains and losses on trading equity securities are included in change in value of trading equity securities.

Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities, with the amortized cost of the security adjusted in the current period for anticipated changes in future cash flows. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Beneficial interests in securitized financial assets which experience changes in expected future cash flows are written down to fair value with the resulting change included in net realized loss.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net realized loss.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments held for investment purposes are reported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value. In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost. Real estate held for sale is held at the lower of cost or estimated fair value less estimated selling costs.

Options and futures contracts are included in other invested assets and carried at estimated fair value. The estimated fair values of derivatives are based on quoted values. Changes in fair value are reflected in the statements of operations as a component of net investment income.

Investments in partnerships are included in other invested assets and accounted for using the equity method. Impairments are recorded as realized gains or losses if projected future earnings are less than the carrying value of the investment. Changes in the carrying value of limited partnerships are included in unrealized gains and losses, net of related deferred income taxes.

Investments in affordable housing tax credit limited partnerships are accounted for using the equity method, and included in other invested assets. These investments are amortized using the effective yield method within net investment income.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net realized gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Future gross margins or profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Deferred policy acquisition costs assets are regularly evaluated for recoverability from product margins or profits.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the reinvestment interest rate. The Company assumes that the current interest rate environment does not persist, and that new investment interest rates will increase to more typical levels of 7.0% - 7.5% by 2007. If the Company had assumed the continuation of the current interest rate environment and commensurate reductions in estimated gross margins or profits, amortization of deferred policy acquisition costs would have increased by $11.0 million in 2003.

Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels. The Company assumes a rate of investment return (after deduction of fund fees and mortality and expense charges) of 7% in 2004 and 8% thereafter.

During 2003, the Company reviewed estimates of new business acquisition expenses eligible for deferral. As a result of the review, and in consideration of the Company's sales growth, evolution of distribution channels, and overall experience, the Company determined that certain additional expenses should be deferred. These additional expenses include fees paid to general agents for expense reimbursement, agents' benefits, and expenses associated with the Life Event Advantage distribution channel. The Company believes that deferring these additional expenses will provide a better matching of revenues and expenses and will more appropriately reflect the economic benefits of issuing new business. The impact of this change was to increase the deferred policy acquisition costs asset and decrease policy acquisition expenses by $9.2 million in 2003.

Also during 2003, the Company updated its long-term interest rate and investment return assumptions to reflect recent experience and updated expectations, with a resulting decrease to 2003 after-tax earnings of $4.4 million.

During 2002, the Company updated policy acquisition expenses assumptions for life insurance mortality to reflect differing expectations for Closed Block contracts and those contracts outside of the Closed Block. This update in assumptions reduced 2002 after tax earnings by $3.9 million. In addition, the Company revised surrender rate assumptions to reflect updated expectations by policy duration, with a resulting increase to 2002 after-tax earnings of $6.1 million.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired (PVFP) is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to the gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. The PVFP asset is also adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes. See Note 14 for additional information.

GOODWILL AND OTHER INTANGIBLE ASSETS

The Company adopted Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS (FAS 142) effective January 1, 2002. Under FAS 142, other intangible assets having indefinite useful lives and goodwill are not amortized, but instead are tested at least annually for impairment. Intangible assets with finite useful lives are amortized over those lives.

Total goodwill was $3.8 million at December 31, 2003 and 2002 and was included in other assets. Goodwill amortization recorded in 2001 was $0.7 million and was included in operating expenses. Total other intangible assets at December 31, 2003 and 2002 were $11.5 million and were included in other assets. There were no reductions in goodwill or other intangible assets due to impairment during 2003, 2002, or 2001.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

CORPORATE OWNED LIFE INSURANCE (COLI)

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these COLI contracts was $85.8 million and $70.7 million at December 31, 2003 and 2002, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income (loss) was $10.0 million, $(1.8) million, and $(0.5) million in 2003, 2002, and 2001, respectively, and is included in other income.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity policies, variable life policies, and the Company's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders' interests are excluded from revenues and expenses. Statutory required separate account investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 Index. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

The guaranteed minimum interest rates for the Company's fixed interest rate annuities range from 3% to 4.5%. In 2003, the Company made application with various states to sell annuity products with a minimum guaranteed rate of 1.5%. As of December 31, 2003, no contracts had a credited rate below 3%. The guaranteed minimum interest rates for the Company's fixed interest rate universal life insurance policies range from 4% to 4.5%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2003 was 55. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits. See
Note 16 for additional information.

POLICYHOLDERS' DIVIDENDS AND DIVIDEND OBLIGATIONS

Policyholders' dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 12 for additional information on dividend obligations within the Closed Block.

POLICYHOLDER DEPOSITS

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

FEDERAL INCOME TAXES

As in prior years, NLHC will file a consolidated tax return for the tax year ended December 31, 2003. The income tax return will include NLHC and all members within the Company except LSW. LSW will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements. See Note 10 for additional information on changes in minority interests during 2002. See Note 16 for additional information pertaining to treatment of preferred stock issued in 1998 by an affiliate of NLCAP.

NOTE 3 - INVESTMENTS

AVAILABLE FOR SALE DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale (AFS) debt securities and cost for AFS equity securities and estimated fair values for both at December 31 are as follows (in thousands):

                                                                         Gross          Gross
                                                                       Unrealized      Unrealized      Estimated Fair
2003                                                     Cost            Gains          Losses              Value
----------------------------------------------------------------------------------------------------------------------
AFS debt and equity
Securities:
  U.S. government obligations                          $   18,971     $    1,234       $     --          $   20,205
  Government agencies, authorities
     and subdivisions                                      54,423          5,882             --              60,305
  Corporate:
  Communications                                          482,391         54,845              932           536,304
  Consumer & retail                                       360,492         30,816            1,164           390,144
  Financial institutions                                  928,506         74,714            5,163           998,057
  Industrial and chemicals                                238,004         23,813               80           261,737
  Other corporate                                          95,878         14,282                5           110,155
  REITS                                                   119,985          8,691             --             128,676
  Transportation                                          111,202          8,850            5,329           114,723
  Utilities                                             1,013,828         89,146            6,884         1,096,090
----------------------------------------------------------------------------------------------------------------------
Total corporate                                         3,350,286        305,157           19,557         3,635,886
Private placements                                        805,454         66,793            5,876           866,371
Mortgage-backed securities                              2,693,247         32,185           26,933         2,698,499
----------------------------------------------------------------------------------------------------------------------
  Total AFS debt securities                             6,922,381        411,251           52,366         7,281,266
Preferred stocks                                          131,514         13,237              476           144,275
Common stocks                                              10,167          2,219               43            12,343
----------------------------------------------------------------------------------------------------------------------
  Total AFS equity securities                             141,681         15,456              519           156,618
----------------------------------------------------------------------------------------------------------------------
  Total AFS debt and equity
    securities                                         $7,064,062     $  426,707       $   52,885        $7,437,884
======================================================================================================================

                                                     Gross       Gross
                                                   Unrealized  Unrealized   Estimated Fair
        2002                            Cost         Gains       Losses        Value
------------------------------------------------------------------------------------------
AFS debt and equity securities:
  U.S. government obligations        $   39,830   $    1,874   $       17   $   41,687
  Government agencies, authorities
    and subdivisions                     83,977       13,128         --         97,105
  Corporate:
    Communications                      370,031       30,545       12,058      388,518
    Consumer & retail                   370,099       29,785        7,280      392,604
    Financial institutions              746,449       71,244        7,474      810,219
    Industrial and chemicals            280,076       22,871        3,277      299,670
    Other corporate                      64,363        7,029         --         71,392
    REITS                               111,222        9,554         --        120,776
    Transportation                      130,753       11,445       11,685      130,513
    Utilities                           960,057       64,992       53,501      971,548
------------------------------------------------------------------------------------------
  Total corporate                     3,033,050      247,465       95,275    3,185,240
  Private placements                    817,801       65,289       20,405      862,685
  Mortgage-backed securities          2,082,899       73,400           66    2,156,233
------------------------------------------------------------------------------------------
    Total AFS debt securities         6,057,557      401,156      115,763    6,342,950
  Preferred stocks                      124,039       11,718          324      135,433
  Common stocks                          26,016           22          828       25,210
------------------------------------------------------------------------------------------
    Total AFS equity securities         150,055       11,740        1,152      160,643
------------------------------------------------------------------------------------------
    Total AFS debt and equity
      securities                     $6,207,612   $  412,896   $  116,915   $6,503,593
==========================================================================================



Unrealized gains and losses on available-for-sale debt and equity included as a component of securities accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                                  2003          2002        2001
------------------------------------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities                          $  77,841    $ 212,117    $ 120,331
Net unrealized gain (losses) on separate accounts                                    586         (526)        (754)
Net unrealized gain on other invested assets                                         877         --           --
Related deferred policy acquisition costs                                        (28,179)     (48,117)      (9,976)
Related present value of future profits of insurance acquired                       (687)      (7,355)      (4,787)
Related deferred income taxes                                                    (15,063)     (27,617)     (16,809)
Related policyholder dividend obligation                                          (7,237)     (77,485)     (56,682)
  Increase in net unrealized gains                                                28,138       51,017       31,323
Balance, beginning of year                                                        60,714        9,697      (21,626)
------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                           $  88,852    $  60,714    $   9,697
==================================================================================================================

                                                                                     2003         2002
------------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
  Net unrealized gains on available-for-sale securities                           $ 373,822    $ 295,981
  Net unrealized gains on separate accounts                                           2,601        2,015
  Net unrealized gain on other invested assets                                          877         --
  Related deferred policy acquisition costs                                         (87,720)     (59,541)
  Related present value of future profits of insurance acquired                     (11,480)     (10,793)
  Related deferred income taxes                                                     (47,844)     (32,781)
  Related policyholder dividend obligation                                         (141,404)    (134,167)
------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $  88,852    $  60,714
==================================================================================================================

Net other comprehensive income related to unrealized gains and losses on available-for-sale securities for 2003, 2002, and 2001 of $28.1 million, $51.0 million, and $31.3 million is presented net of reclassifications to net income for net realized losses during the period of $(2.5) million, $(35.1) million, and $(20.4) million and net of tax and deferred acquisition cost offsets of $(1.8) million, $(24.1) million, and $(13.8) million, respectively.


The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2003, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
                                                 Amortized   Estimated Fair
                                                    Cost        Value
        ---------------------------------------------------------------------
        Due in one year or less                  $  256,563   $  261,972
        Due after one year through five years     1,146,650    1,242,208
        Due after five years through ten years    1,670,746    1,819,575
        Due after ten years                       1,155,175    1,259,012
        Mortgage-backed securities                2,693,247    2,698,499
        ---------------------------------------------------------------------
          Total                                  $6,922,381   $7,281,266
        =====================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2003, 2002, and 2001 were $2,373.1 million, $1,559.1 million, and $1,544.9 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2003, 2002, and 2001 were $36.1 million, $34.4 million, and $37.8 million,respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2003, 2002, and 2001 were $31.3 million, $11.7 million, and $20.4 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2003, 2002, and 2001 were $2.4 million, $2.1 million, and $0.2 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2003, 2002, and 2001 were $1.1 million, $1.2 million, and $1.1 million, respectively. The following summarizes the components of net realized losses, including other than temporary impairments, by investment category for the years ended December 31 (in thousands):
                                         2003        2002         2001
--------------------------------------------------------------------------
Available-for-sale debt securities     $ (9,309)   $(18,686)   $ (8,634)
Available-for-sale equity securities      1,041     (11,275)     (1,734)
Mortgage loans                           (1,744)       (969)     (1,928)
Real estate investments                   2,550         579       7,828
Other invested assets                      (539)     (7,162)     (4,228)
--------------------------------------------------------------------------
  Total                                $ (8,001)   $(37,513)   $ (8,696)
==========================================================================

Investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003, were as follows (in thousands):

                                  Less than 12 months       12 months or more              Total
--------------------------------------------------------------------------------------------------------------
                                           Unrealized                  Unrealized                 Unrealized
Description of Securities     Fair Value     Losses      Fair Value     Losses        Fair Value    Losses
--------------------------------------------------------------------------------------------------------------
U.S. government obligations   $      100   $     --      $     --     $     --       $     100   $     --
Corporate:
  Communications                  34,125         (582)       10,365         (403)       44,490         (985)
  Consumer & retail               38,187         (624)        7,460       (1,076)       45,647       (1,700)
  Financial institutions         160,277       (5,737)       62,766       (2,856)      223,043       (8,593)
  Industrial and chemicals        27,942         (879)         --           --          27,942         (879)
  Other corporate                  5,005           (5)         --           --           5,005           (5)
  REITS                             --             --          --           --             --           --
  Transportation                  10,255       (1,272)       22,935       (4,560)       33,190       (5,832)
  Utilities                      132,449       (3,703)       54,442       (3,736)      186,891       (7,439)
--------------------------------------------------------------------------------------------------------------
Total corporate                  408,240      (12,802)      157,968      (12,631)      566,208      (25,433)
Mortgage-backed securities     1,272,095      (26,926)        2,695           (7)    1,274,790      (26,933)
--------------------------------------------------------------------------------------------------------------
  Subtotal debt securities     1,680,435      (39,728)      160,663      (12,638)    1,841,098      (52,366)
Preferred stock                    9,998           (2)        8,722         (474)       18,720         (476)
Common stock                        --           --              43          (43)           43          (43)
--------------------------------------------------------------------------------------------------------------
Total securities              $1,690,433   $  (39,730)   $  169,428   $  (13,155)   $1,859,861   $  (52,885)
==============================================================================================================

$26.9 million of the $39.7 million total unrealized losses in the less than 12 months category is in the mortgage backed securities portfolio. All of these securities were purchased in 2003 and were rated AAA at acquisition. These unrealized losses can be explained entirely by the higher level of interest rates at December 31, 2003 compared to those at the time of purchase. The $26.9 million of unrealized losses on mortgage backed securities represents 2.1% of the aggregate fair value of the $1.3 billion in mortgage backed securities with unrealized losses at December 31, 2003. Many of the positions in this category have fair values only marginally below their respective carrying values.

The majority of the $12.8 million unrealized losses on the corporate bond portfolio in the less than 12 months category are in the financial institution and utility portfolios. Many of these bonds were purchased during the low interest rate environment that occurred in the spring and early summer of 2003. All of the unrealized losses on these bonds are interest rate related, not credit related. All of the corporate bonds purchased in 2003 were investment grade at the time of purchase, and none have been subsequently downgraded to non-investment grade.

Virtually all of the unrealized losses in the 12 months or more category are due to corporate bonds. The unrealized losses are concentrated in the transportation, utility, and financial institution sectors. The unrealized losses in the transportation sector are all due to investments in airlines. All the airline bonds are secured by aircraft and the Company anticipates receiving its carrying value in each of these investments. The utility losses consist of six companies with extensive merchant power businesses. Depressed electricity markets caused these companies to report losses in 2002. Each of these companies accessed the capital markets in 2003 and has restructured its operations. Based on these facts and circumstances, the Company believes that the unrealized losses on these bonds at December 31, 2003 are temporary.

The financial institution securities in the 12 months or more unrealized losses category consist of seven positions, five of which are senior tranches in collateralized bond obligations. The five senior tranches have experienced a decline in fair value due to increasing defaults in the underlying portfolios. However, the remaining collateral value is sufficient to cover the Company's carrying value. The other two securities are in other financial institutions that reported operating losses in 2002, which temporarily reduced the fair value of their bonds. At December 31, 2003, both of these securities traded at over ninety percent of the Company's adjusted cost. The Company anticipates that this recovery in fair value will continue, and therefore any remaining unrealized losses are temporary.

While some of the corporate securities highlighted above have traded during 2003 at below eighty percent of adjusted cost, none of the securities have had fair values below 80% of adjusted cost continually since June 30, 2003. All of the above corporate bonds' fair values have increased since December 31, 2002. As a result, none of the unrealized losses highlighted above have been deemed by the Company to be other than temporary. The Company has both the intent and ability to hold these securities until full recovery or maturity.

The Company adopted EITF 99-20 RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS (EITF 99-20) effective April 1, 2001. EITF 99-20 requires that beneficial interests in securitized financial assets which experience other than temporary impairments be written down to fair value with the resulting change being included as a charge against net income. The cumulative effect of adopting EITF 99-20, net of related taxes, was $(2.1) million.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $39.8 million and $17.8 million at December 31, 2003 and 2002, respectively. The fair value of the loaned securities was $38.0 million and $17.1 million at December 31, 2003 and 2002, respectively.

TRADING EQUITY SECURITIES

For the years ended December 31, 2003, 2002, and 2001 the equity securities held in the trading category recorded $0.9 million, $0.3 million, and $1.1 million of net investment income. The cost of trading securities held at December 31, 2003 and 2002 was $27.8 million and $26.7 million. respectively. The total return on these equity investments offsets the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in the deferred compensation liabilities is included in operating expenses.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                 2003           2002
                                               -----------------------
GEOGRAPHIC REGION

New England                                       4.1%            4.7%
Middle Atlantic                                   7.8             8.8
East North Central                                9.7            10.9
West North Central                                5.9             5.9
South Atlantic                                   27.3            26.2
East South Central                                3.6             3.3
West South Central                                9.9             9.4
Mountain                                         15.1            15.2
Pacific                                          16.6            15.6
-----------------------------------------------------------------------
Total                                           100.0%          100.0%
=======================================================================

PROPERTY TYPE
Apartment                                        24.9%           24.5%
Retail                                            9.0            10.6
Office Building                                  37.0            35.7
Industrial                                       25.0            24.7
Hotel/Motel                                       2.2             2.4
Other Commercial                                  1.9             2.1
-----------------------------------------------------------------------
Total                                           100.0%          100.0%
=======================================================================

Total mortgage loans and real estate
  (in thousands)                            $1,409,591      $1,315,212
=======================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                  2003            2002
--------------------------------------------------------------------------
Unimpaired loans                              $ 1,377,854    $ 1,272,695
Impaired loans without valuation allowances            50          1,828
--------------------------------------------------------------------------
        Subtotal                                1,377,904      1,274,523
--------------------------------------------------------------------------
Impaired loans with valuation allowances           10,355          5,660
Related valuation allowances                       (2,204)          (460)
--------------------------------------------------------------------------
        Subtotal                                    8,151          5,200
--------------------------------------------------------------------------
Total                                         $ 1,386,055    $ 1,279,723
==========================================================================

                               2003               2002              2001
--------------------------------------------------------------------------
Impaired loans:
Average total investment       $8,947             $5,647           $6,361
Interest income recognized     $  930             $  584           $  340
Interest received              $  722             $  616           $  207


Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                                 2003           2002         2001
====================================================================================================
Additions for impaired loans charged to realized losses        $ 1,744       $   460        $    36
Changes to previously established valuation allowances               0           (76)        (2,345)
----------------------------------------------------------------------------------------------------
 Increase (decrease) in valuation allowances                     1,744           384         (2,309)
Balance, beginning of year                                         460            76          2,385
----------------------------------------------------------------------------------------------------
Balance, end of year                                           $ 2,204       $   460        $    76
====================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                2003           2002           2001
-------------------------------------------------------------------------------------
Debt securities interest                     $  439,532    $   418,305   $   399,878
Equity securities dividends                      10,189         11,546        12,541
Mortgage loan interest                          104,611        102,593        99,753
Policy loan interest                             45,502         47,216        47,821
Real estate income                                3,889          4,259        10,433
Options                                          69,880        (50,809)      (35,969)
Other investment income                           5,243         (1,336)          (33)
-------------------------------------------------------------------------------------
  Gross investment income                       678,846        531,774       534,424
  Less: investment expenses                      15,375         15,661        18,309
-------------------------------------------------------------------------------------
  Net investment income                      $  663,471    $   516,113   $   516,115
=====================================================================================

Other investment income includes the amortization of investments in affordable housing credits.

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to adopting FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition costs, present value of future profits, and income tax effects was $81,000.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 Index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

Equity indexed annuity contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 Index. At December 31, 2003, total equity indexed annuity liabilities of $1,349.3 million were comprised of $1,053.6 million of host contract and $295.7 million of embedded derivative value. At December 31, 2002, total equity indexed annuity liabilities of $1,104.4 million were comprised of $876.8 million of host contract and $227.6 million of embedded derivative value. Policyholder account liabilities at December 31, 2003, and 2002 were $1,335.9 million and $1,130.3 million, respectively.

Results of operations for 2003, 2002 and 2001 included after-tax earnings from equity indexed annuities of $19.2 million, $16.6 million and $12.1 million, respectively. The cost of options, surrender gains and changes in assumptions favorably impacted results of operations in 2003.

Interest credited to policyholder account liabilities expense includes the interest and index related changes in the equity indexed annuity host contract and embedded derivative liabilities.

For 2001, operating net income attributable to equity indexed annuities was increased $9.2 million in accordance with the provisions of FAS 133.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

In 2001, the Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. As originally issued, the principal was to be returned provided there had been no default or bankruptcy of Mirant Corporation by July 15, 2004. Mirant declared bankruptcy in July 2003. Prior to the bankruptcy, the swap contracts were marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(6.4) million at December 31, 2002. An investment loss of $5.2 million and $1.2 million was recorded to recognize the decline in value of the credit default swap in 2002 and 2001, respectively. Unrealized gains of $0.5 million and $0.3 million were recorded to fair value the debt instrument at December 31, 2002 and 2001, respectively. As a result of the 2003 bankruptcy, the Company received cash of $0.4 million and 2.25% interest rate $10.0 million par bonds due 2021 from Mirant. The net carrying value of the initial investment at December 31, 2002 was essentially equal to the fair value of the settlement received, and accordingly no additional losses were recorded in 2003.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The Company's potential loss under this agreement cannot exceed the $6.0 million par value. The fair value of the credit swap at December 31, 2003 and December 2002 was zero. Cumulative gain or loss on the credit swap from inception is zero.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed annuity products for the current policy year is essentially zero. The notional amounts of futures and credit default swaps at December 31 were as follows (in thousands):

                                                    2003         2002
------------------------------------------------------------------------
Notional amounts:
  Futures                                         $12,332      $ 4,235
  Credit default swaps                            $ 6,000      $16,000
========================================================================

The carrying value of options, futures, and credit default swaps at December 31 were as follows (in thousands):
                                                            2003        2002
-------------------------------------------------------------------------------
Carrying values:
Options purchased (included in other invested assets)   $ 147,067    $  34,153
Options written (included in other liabilities)           (57,825)     (11,422)
Futures (included in other invested assets)                 1,510          573
Credit default swaps (included in other liabilities)          -0-       (6,400)
-------------------------------------------------------------------------------
Net carrying value                                      $  90,752    $  16,904
===============================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                           2003                              2002
-------------------------------------------------------------------------------------------------------------------
                                                 Carrying      Estimated Fair   Carrying Value    Estimated Fair
                                                  Value           Value                              Value
-------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                        $ 213,494       $  213,494        $   98,857      $    98,857
Available-for-sale debt securities               7,281,266        7,281,266         6,342,950        6,342,950
Available-for-sale equity securities               156,618         156,618            160,643          160,643
Trading equity securities                           26,074           26,074            20,097           20,097
Mortgage loans                                   1,386,055        1,532,112         1,279,723        1,453,334
Policy loans                                       721,971          726,223           737,778          706,069
Derivatives                                         90,752           90,752            16,904           16,904
Investment products                              3,990,229        4,064,029         3,494,055        3,512,929
Debt                                                92,770           98,601            69,706           68,600


For cash and cash equivalents carrying value approximates estimated fair value. Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (incluappropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy rate (including loan appropriate provisions for mortality and repayments).

The estimated fair values of derivatives are based on quoted values. Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold after 2001, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with UNUM. In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the agreements, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the statements of operations includes income of $11.6 million, $11.4 million, and $11.0 million for 2003, 2002, and 2001, respectively, related to the Company's disability income reinsurance.

Interest costs included in reinsurance agreements in place at December 31, 2003 and 2002 are either fixed rate, or vary based solely on the Company's net investment income earnings rate. As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as an increase in policy liabilities expense.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2003 and 2002 was $49.2 billion and $45.1 billion, respectively.

Transactions between the Closed Block (see Note 12) and non-Closed Block operations have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                         2003         2002          2001
----------------------------------------------------------------------------
Insurance premiums:
Direct                                 $ 472,873    $ 459,391    $ 441,567
Reinsurance assumed                        1,326        1,104        1,186
Reinsurance ceded                        (62,973)     (68,442)     (65,157)
----------------------------------------------------------------------------
  Total insurance premiums             $ 411,226    $ 392,053    $ 377,596
============================================================================

Increase in policy liabilities:
Direct                                 $ 180,498    $ 134,195    $ 137,315
Reinsurance ceded                        (12,074)      (8,034)      (2,439)
---------------------------------------------------------------------------
  Total increase in policy liabilities $ 168,424    $ 126,161    $ 134,876
===========================================================================

Policy benefits:
Direct                                 $ 405,077    $ 405,553    $ 375,588
Reinsurance assumed                        2,958          129           11
Reinsurance ceded                        (78,361)     (65,813)     (63,589)
---------------------------------------------------------------------------
  Total policy benefits                $ 329,674    $ 339,869    $ 312,010
===========================================================================

Policyholders' dividends:
Direct                                 $ 130,275    $ 131,682    $ 117,038
Reinsurance ceded                         (3,501)      (3,620)      (3,634)
---------------------------------------------------------------------------
  Total policyholders' dividends       $ 126,774    $ 128,062    $ 113,404
===========================================================================


NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                          2003         2002         2001
----------------------------------------------------------------------------
Balance, beginning of year             $ 580,144    $ 577,861    $ 539,690
Acquisition costs deferred               139,768      114,945       90,757
Amortization during the year             (85,589)     (64,545)     (42,610)
Adjustment to equity during the year     (28,179)     (48,117)      (9,976)
----------------------------------------------------------------------------
Balance, end of year                   $ 606,144    $ 580,144    $ 577,861
============================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation ofthe expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

                                                        2003                    2002                      2001
------------------------------------------------------------------------------------------------------------------------
                                                 Amount        Rate      Amount       Rate        Amount        Rate
------------------------------------------------------------------------------------------------------------------------
Current                                          $  8,527               $ 12,725                  $ 14,091
Deferred                                          (11,821)                (1,726)                    3,449
                                                 --------               --------                  --------
  Total income tax expense                       $  6,801               $    904                  $ 17,540
                                                 ========               ========                  ========
Expected income taxes                            $ 29,810     35.0%     $ 10,212      35.0%       $ 25,095       35.0%
Dividends received deduction                       (1,226)    (1.4)       (2,089)     (7.2)           (691)      (1.0)
Affordable housing tax credit                      (7,518)    (8.8)       (8,313)    (28.5)         (6,779)      (9.5)
Audit settlements                                 (10,508)   (12.3)          335       1.2              --         --
Corporate owned life insurance                     (3,879)    (4.6)          283       1.0            (159)      (0.2)
Other, net                                            122      0.1           476       1.6              74        0.1
------------------------------------------------------------------------------------------------------------------------
  Total income tax expense                       $  6,801               $    904                  $ 17,540
                                                 ========               ========                  ========
Effective federal income tax rate                              8.0%                    3.1%                       24.4%
                                                          ========                ========                    ========

The Company received $1.8 million in 2003, and paid $25.6 million and $39.3 million in federal income taxes during 2002 and 2001, respectively. Components of net deferred income tax assets at December 31 were as follows (in thousands):


                                                            2003       2002
-------------------------------------------------------------------------------
Deferred income tax assets:
  Debt and equity securities                             $   7,731  $  12,922
  Pension and other post retirement liabilities             63,141     58,186
  Policy liabilities                                       175,980    186,187
  Other liabilities and accrued expenses                    32,175     26,777
  Affordable housing tax credit carryforwards               12,993      6,799
  Other                                                      3,757      2,025
-------------------------------------------------------------------------------
    Total deferred income tax assets                       295,777    292,896
-------------------------------------------------------------------------------

Deferred income tax liabilities:
  Net unrealized gain on available-for-sale securities   $  47,844  $  32,781
  Deferred policy acquisition costs                        176,887    167,891
  Present value of future profits of insurance acquired     26,009     28,539
  Property and investments                                   8,845      8,815
    Other                                                    8,264     13,779
-------------------------------------------------------------------------------
      Total deferred income tax liabilities                267,849    251,805
-------------------------------------------------------------------------------
Total net deferred income tax assets                     $  27,928  $  41,091
===============================================================================

Management believes it is more likely than not that the Company will realize the benefit deferred tax of assets.

The Company has affordable housing tax credit carryforwards of $13.0 million that begin to expire in 2021.

National Life's federal income tax returns are routinely audited by the Internal Revenue Service. The IRS has examined National Life's tax returns through 1999. In management's opinion adequatetax liabilities have been established for all open years.

Settlements between the Company and the IRS during 2003 resulted in a reduction in tax expense of $10.5 million. In 2003 the Company formally elected to participate in, and was admitted to, a settlement program with the IRS related to a transaction entered into in 1998. The settlement reduced 2003 tax expense by $6.3 million. The IRS also completed the audit of the Company's tax return for 1999. As a result of the audit settlement and other actions, the Company reduced 2003 tax expense by $4.2 million.

NOTE 7 - BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. This pension plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees, agency staff, and agents. Substantially all employees who began service prior to July 1, 2001, and agents and agency staff employees who began service prior to June 1, 2000, may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded and the Company therefore pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                       Pension Benefits                       Other Benefits
                                            ---------------------------------------------------------------------------
                                               2003         2002          2001        2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year     $ 197,439    $ 176,846    $ 162,691    $  28,464    $  24,064    $  21,820
  Service cost for benefits earned during
    the period                                  4,837        4,578        3,731        1,094          984          807
  Interest cost on benefit obligation          13,127       12,971       12,668        1,898        1,783        1,714
  Actuarial losses                             13,655       14,379       10,155        5,656        3,189        1,323
  Increase (decrease) in benefits due to
    plan amendments                              --          1,085         --         (3,407)        --           --
  Benefits paid                               (11,113)     (12,420)     (12,399)      (1,794)      (1,556)      (1,600)
-----------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year           $ 217,945    $ 197,439    $ 176,846    $  31,911    $  28,464    $  24,064
=======================================================================================================================
CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year            $  79,743    $  89,928    $ 106,982
    Actual income (loss) on plan assets        13,733       (4,613)     (11,474)
    Benefits paid                              (5,692)      (5,572)      (5,580)
--------------------------------------------------------------------------------
  Plan assets, end of year                  $  87,784    $  79,743    $  89,928
================================================================================

                                                          Pension Benefits                        Other Benefits
                                                -------------------------------------------------------------------------
                                                   2003        2002          2001          2003        2002         2001
-------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Funded plans:
-------------------------------------------------------------------------------------------------------------------------
  Benefit obligation                            $ 131,497    $ 117,064    $  97,956         --           --          --
  Plan assets                                     (87,784)     (79,743)     (89,928)        --           --          --
  Benefit obligation greater than plan assets      43,713       37,321        8,028
  Benefit obligation - other plans                 86,448       80,375       78,890    $  31,911    $  28,464   $  24,064
  Unrecognized actuarial (losses) gains           (38,326)     (33,691)      (7,600)      (3,132)       2,524       6,114
  Unrecognized prior service (costs) benefits        (979)      (1,085)        --          4,417        1,285       1,560
  Accrued benefit cost at September 30             90,856       82,920       79,318       33,196       32,273      31,738
  Payments subsequent to measurement
    date                                           (1,461)      (1,602)      (1,712)        --           --          --
-------------------------------------------------------------------------------------------------------------------------
  Accrued benefit cost at December 31           $  89,395    $  81,318    $  77,606       33,196    $  32,273   $  31,738
==========================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):


                                                        Pension Benefits                       Other Benefits
                                                 ---------------------------------------------------------------------
                                                   2003       2002       2001           2003        2002       2001
----------------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the
 period                                          $  4,837    $  4,578    $  3,731    $  1,094    $    984    $    807
Interest cost on benefit obligation                13,127      12,971      12,668       1,898       1,783       1,714
Expected (income) on plan assets                   (6,152)     (7,407)     (9,377)       --          --          --
Net amortization of unrecognized losses
 (gains)                                            1,439         308      (1,974)       --          (401)       (700)
Amortization of prior service costs (benefits)
 and plan amendments                                  106        --          --          (275)       (275)       (275)
----------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in
 operating expenses)                             $ 13,357    $ 10,450    $  5,048    $  2,717    $  2,091    $  1,546
======================================================================================================================

The total accumulated benefit obligation (ABO) for those defined benefit pension plans that were not separately funded was $83.0 million and $77.0 million at December 31, 2003 and 2002, respectively. The total ABO for the separately funded defined benefit pension plans was $117.8 million and $104.9 million at December 31, 2003 and 2002, respectively.

          The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                           Pension Benefits                                 Other Benefits
                                    --------------------------------------------------------------------------------
                                        2003             2002          2001          2003        2002         2001
--------------------------------------------------------------------------------------------------------------------
Discount rate                           6.25%            6.75%          7.5%         6.25%       6.75%         7.5%
Rate of increase in future
  compensation levels                3.0% - 6.5%     3.0% - 10.0%   3.0% - 10.0%
Expected long term return on plan
  assets                                 8.0%             8.0%          8.5%


Additional minimum pension liabilities at December 31, 2003 and 2002, were $23.2 million and $22.7 million, respectively, for pension benefits where the excess of the ABO liability over the plan assets exceeded the accrued benefit cost. There was no minimum funding obligation at December 31, 2001. These liabilities are included, net of income tax effects of $8.1 million and $7.9 million, as a component of accumulated other comprehensive income in 2003 and 2002, respectively.

The projected health care cost trend rate (HCCTR) in 2004 for the pre-65 population was eliminated due to a plan amendment and for the post-65 population was 10%. These projected rates decline linearly to 5% in 2008 and remain level thereafter. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (APBO) by about $2.8 million and increase the 2003 service and interest cost components of net periodic postretirement benefit cost by about $1.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.4 million and the 2003 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The Company modified its pension plans for active employees during 2002 to increase certain death benefit provisions for those plan participants who were not currently receiving benefit payments, and to reflect changes in pension regulations. These changes generated prior service costs of $1.1 million which will be amortized over the participants' average remaining service periods.

The Company modified its postretirement plans for active employees' and early retirees' medical insurance benefits during 2003 to limit the Company's exposure to future increases in medical insurance costs. Under the terms of the modification, the Company will contribute up to a fixed limit annually toward participants' medical insurance premiums. Premium costs above the fixed limit will be the responsibility of the plan participant. This change generated prior service benefits of $3.4 million at December 31, 2003, which will be amortized over the participants' average remaining service periods.

The Company provides employee thrift and 401(k) plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of NLCAP). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents. These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

See Note 17 for information on pension and other defined benefit postretirement plan curtailments to be recorded in 2004.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the
Act) was signed into law in December 2003. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Financial Accounting Standards Board (FASB) subsequently issued FSP No. FAS 106-1 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (FSP 106-1). In accordance with FSP 106-1, benefit obligations and net periodic postretirement benefit cost projections included in these financial statements or accompanying notes do not reflect the effects of the Act on the plans. Specific authoritative guidance on the accounting for the federal subsidy is pending and that guidance, when issued, could require the Company to change previously reported information.
NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                            2003                  2002
--------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                       $ 62,770              $ 69,706
        Initially $70.0 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. $7.0 million was repurchased in September 2003. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices.
        All interest and principal payments require prior written approval by the State of Vermont Department of Banking, Insurance, Securities and Health Care
        Administration.
7.50% Surplus Notes:                                                                         30,000                  --
        $30 million.  Issued by LSW to NLVF, maturing August 2033, interest payable annually on August 10. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. All interest and principal payments require prior written approval by the State of Texas Department of
        Insurance.
--------------------------------------------------------------------------------------------------------------------------
        Total debt                                                                         $ 92,770              $ 69,706
==========================================================================================================================

Interest paid on the 8.25% surplus notes was $5.8 million in 2003, 2002, and 2001. Interest paid on the 7.50% surplus notes was $86,000 in 2003, and $-0- in 2002 and 2001. The Company also had a 6.57% term note, initially $4.4 million, which matured in March 2002. Interest paid on the term note was $-0-, $26,000, and $0.2 million in 2003, 2002, and 2001, respectively.

The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 60 basis points. The outstanding balance was $-0- as of December 31, 2003 and 2002. The Company also has a $10 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the Banknorth line of credit was $-0- as of December 31, 2003 and 2002. Total interest on the combined lines of credit was $2,100 for 2003, $0.1 million for 2002 and $7,000 for 2001.

During 2003, the Company retired $7.0 million of the 8.25% Surplus Notes. As part of the retirement, original issue costs and discount totaling $0.1 million were expensed. A repurchase premium of $0.3 million was also expensed. These costs are included in operating expenses.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2003 and 2002, were $63.4 million and $51.2 million, respectively.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2003, 2002, and 2001 and are included in the consolidated statements of operations as change in sales practice remediation provision.

The Company leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc. (AITE), Livingston, New Jersey. The current lease term ends on November 1, 2006. The lease contains clauses and penalties for termination prior to the end of the lease term.

The following is a schedule of future minimum lease payments as of December 31, 2003 (in millions):


                                                          Operating
Year                                                       Leases
-------------------------------------------------------------------
2004                                                       $  3.9
2005                                                          3.9
2006                                                          3.3
2007                                                           --
2008 and beyond                                                --
-------------------------------------------------------------------
Total minimum lease payments                               $ 11.1
===================================================================

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $46.9 million. The partnership has been profitable for at least five years. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2003 and 2002 the Company's portion of the partnership equity was $(7.7) million and $(7.8) million, respectively, and was included in other liabilities. The negative equity is primarily due to cumulative partnership cash distributions exceeding GAAP-basis partnership earnings. In the opinion of management, sufficient collateral exists in the event the Company is required to perform on the debt guarantee. Please see Note 16 for additional information.

NOTE 10 - ACQUISITION

On June 28, 2002, the Company entered into a Stock Purchase Agreement with Provident Mutual Life Insurance Company and Provident Mutual Holding Company (Provident) through NLCAP, its wholly-owned subsidiary. The Company acquired all of the issued and outstanding capital stock of Sigma American Corporation (Sigma), thereby acquiring Provident's partnership interest in Sentinel Management Company, Sentinel Advisory Company, Sentinel Administrative Services Company, and American Guaranty & Trust Company (AG&T).

The purchase price was $14.2 million in cash. The effect of the cash purchase was to reduce minority interest by $6.6 million, record asset related purchase GAAP adjustments of $(3.9) million, and record intangible assets for the net present value of interests in various management, administrative, and service contracts of $11.5 million. The intangible assets acquired have indefinite useful lives and are assessed annually for impairment.

The Company agreed to pay Provident an annual fee equal to 0.50% of the average daily net assets of the funds for which 1717 Capital Management Company (1717 Capital) is the broker-dealer of record, a registered representative of 1717 Capital is the registered representative of record, or which are otherwise under AG&T management. This agreement is effective for the five years following the purchase date. The results of operations of Sigma are included in the consolidated statements of operations beginning June 28, 2002. Had the purchase been made January 1, 2001, pro-forma consolidated net income would have increased by approximately $.5 million in 2002 and $1.9 million in 2001. These pro-forma results are not necessarily indicative of the actual results that might have occurred had the Company owned all of Sigma since that date. (unaudited)

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
          OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to AITE. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001, and the final payment of benefits was made in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses. See Note 9 for minimum lease obligations for the mainframe outsourcing agreement.

NOTE 12 - NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $17.1 and $10.9 million was required at December 31, 2003 and 2002, respectively. There was no corresponding obligation required for 2001. Similarly, unrealized gains and losses on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $141.4 and $134.2 million at December 31, 2003 and 2002, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2003 and 2002 was $158.5 and $145.1 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2003 and 2002, and for the three years ended December 31, 2003, is as follows (in thousands):

                                                                                          2003        2002
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Policy liabilities and accruals                                                     $3,967,596   $3,895,712
  Other liabilities                                                                       10,351        9,346
--------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                 $3,977,947   $3,905,058
==============================================================================================================
ASSETS:
  Cash and cash equivalents                                                           $   68,709   $   37,615
  Available-for-sale debt and equity securities                                        2,338,609    2,227,844
  Mortgage loans                                                                         430,461      437,097
  Policy loans                                                                           584,255      610,672
  Accrued investment income                                                               49,222       53,017
  Premiums and fees receivable                                                            15,799       16,423
  Other assets                                                                           101,087      110,939
--------------------------------------------------------------------------------------------------------------
    Total assets                                                                      $3,588,142   $3,493,607
==============================================================================================================

  Excess of reported closed block liabilities over closed block assets                $  389,805   $  411,451
  Closed block accumulated other comprehensive gain represented above                       --           --
--------------------------------------------------------------------------------------------------------------
  Maximum future earnings to be recognized from closed block assets and liabilities   $  389,805   $  411,451
==============================================================================================================

                                                                             2003         2002         2001
--------------------------------------------------------------------------------------------------------------
REVENUES:
  Premiums and other income                                               $ 272,103    $ 281,272    $ 295,418
  Net investment income                                                     222,076      232,088      212,626
  Net investment (loss) gain                                                 (1,559)     (10,468)       1,269
--------------------------------------------------------------------------------------------------------------
    Total revenues                                                          492,620      502,892      509,313
--------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                                             50,922       42,430       70,167
  Policy benefits                                                           250,013      259,451      249,658
  Policyholders' dividends                                                  128,096      129,897      115,716
  Interest credited to policyholder account liabilities                      11,099       12,317       11,712
  Operating expenses                                                         12,697       12,913       14,976
  Commission expenses                                                         3,946        5,873        7,747
--------------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                             456,773      462,881      469,976
--------------------------------------------------------------------------------------------------------------

  Pre-tax results of operations                                              35,847       40,011       39,337
    Income taxes                                                             14,201       14,019       13,768

  Closed block results of operations                                         21,646       25,992       25,569
  Other comprehensive income:
  Unrealized loss                                                              --           (700)     (12,610)
--------------------------------------------------------------------------------------------------------------
    Total closed block comprehensive income                               $  21,646    $  25,292    $  12,959
==============================================================================================================

  Excess of reported closed block liabilities over closed block assets:
  Beginning of year                                                       $ 411,451    $ 436,743    $ 449,702
    Closed block comprehensive income                                        21,646       25,292       12,959
--------------------------------------------------------------------------------------------------------------
  End of year                                                             $ 389,805    $ 411,451    $ 436,743
==============================================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2003 and 2002 were $2,183.2 million and $2,083.7 million, respectively. Mortgage valuation allowances on Closed Block mortgage loans were $0.8 million and $0.5 million at December 31, 2003 and 2002, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding common stock class B shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. NLVF has assets and operations in 2003 related to issuance of $200 million in senior notes and $20 million in trust preferred securities issued through the trust vehicle. See
Note 8 for more information. Prior to 2003, assets and operations had been limited to those related to investments funded by a 2002 dividend from National Life, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $10 million dividend to its parent, NLVF, during 2002. There were no dividends paid or declared in 2003 or 2001 by National Life, NLVF, or NLHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner. Statutory surplus at December 31, 2003 was $452.4 million. 2003 statutory net gain from operations was $18.8 million.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.


NOTE 14 - PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Interest accrued on present value of future profits of insurance acquired (PVFP) was $4.4 million, $4.8 million, and $5.4 million for the three years ended December 31, 2003, 2002, and 2001, respectively. The Company holds PVFP attributable to two purchased blocks of insurance. The first block was purchased in February 1996 and accrues interest at 5.88%. The second block was purchased in July 1999 and accrues interest at 5.30%. Amortization of PVFP was $7.2 million, $9.5 million, and $8.4 million for the three years ended December 31, 2003, 2002, and 2001, respectively. Projected amortization of PVFP during the next five years is as follows (in thousands):
                                                Projected
        Year                                   Amortization
        -----------------------------------------------------
        2004                                   $      8,809
        2005                                          7,974
        2006                                          6,987
        2007                                          6,677
        2008                                          6,193

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NOTE 15 - PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 76.5% and 67.8% of the face value of total insurance inforce at December 31, 2003 and 2002, respectively. The premiums on participating life insurance policies were 64.9%, 63.9% and 68.8% of total individual life insurance premiums in 2003, 2002, and 2001, respectively.

NOTE 16 - NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB revised Interpretation No. 46, "Consolidation of Variable Interest Entities - , interpretation of ARB No. 51" (FIN 46R). "Accounting Research Bulletin, No. 51, Consolidated Financial Statements" (ARB
51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved through ownership of a majority voting interest. FIN 46R clarifies the application of ARB 51, to certain "variable interest entities" (VIE) and addresses consolidation by business enterprises of VIEs where the equity investment at risk is not sufficient to permit the entity to finance its activities without additional support, where the equity investors lack one or more characteristics of a controlling financial interest, or where the equity investors have voting rights that are disproportionate to their economic interests. Companies adopting FIN 46R must first identify VIEs with which they are involved and then determine whether they require consolidation. A company is deemed the "primary beneficiary" of a VIE if it holds a majority of the VIE's variable interest, and is therefore required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46R. Application of FIN 46R to VIEs owned prior to December 31, 2003 will be required on January 1, 2005. Application of FIN 46R to VIEs entered into subsequent to December 31, 2003 will be required immediately.

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $48.0 million. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2003 and 2002 the Company's portion of the partnership equity was $(7.7) million and $(7.8) million, respectively, and was included in other liabilities. See Note 9 for more information. Management anticipates that adoption of FIN 46R will require consolidation of Lake Carlton Arms, with a corresponding increase in real estate investments, debt outstanding, and establishment of a receivable from the minority partner for withdrawals in excess of accumulated earnings.

The Company is continuing to evaluate the potential impact of adopting FIN 46R on the Company's results of operations and financial position. Management believes adoption of FIN 46R will not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In April 2003, the Financial Accounting Standards Board's (FASB's) Derivative Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG
B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. The effective date of the implementation guidance is October 1, 2003. The Company has reviewed its reinsurance receivables/(payables) and insurance products and believes that there are no embedded derivatives requiring bifurcation under DIG B36.

In July 2003, the Accounting Standards Executive Committee issued SoP 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SoP 03-1). SoP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. It also provides guidance on accounting for guaranteed minimum death benefits and for determining the classification of reinsurance contracts as either primarily investment or insurance at inception. The Company is currently assessing the effect that adoption of SoP 03-01 would have on its financial position and results of operations. The Company currently estimates the after-tax cumulative affect of adopting SoP 03-1 will be $1.8 million.

In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (FAS 150). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Included in the provisions of FAS 150 is guidance on the classification of certain mandatorily redeemable securities. In November 2003, the FASB issued "FSP 150-3 Effective Date, Disclosures, and Transition for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests under FAS 150" (FSP 150-3). Under the terms of FSP 150-3, the provisions of FAS 150 have been indefinitely deferred pending further action by the FASB.

The Company previously issued $5 million in mandatorily redeemable preferred stock through a subsidiary of NLCAP. Dividend payments on the preferred stock are currently included in minority interests expense, and the preferred stock outstanding is included in minority interests. Under the provisions of FAS 150, if subsequently adopted by the FASB in its current form, the dividend payments on the preferred stock will become interest expense on debt and the preferred stock included in debt liabilities.

NOTE 17 - OUTSOURCING INFORMATION TECHNOLOGY ACTIVITIES

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. Under the terms of the agreements, the 158 employees affected were offered positions with Keane effective February 1, 2004, and substantially all accepted. There were no termination or other special benefits provided to the affected employees by the Company, primarily due to the employee transition agreement established with Keane, and therefore no additional expenses were accrued at December 31, 2003.

As the outsourcing decision occurred after the measurement date for both the Company's pension and other post-employment benefit obligations, remeasurement of the plans obligations and the recording of curtailment effects will be in 2004.

The pension benefit obligation will be reduced in 2004 by $4.3 million, with a corresponding reduction in unrecognized losses. Projected pension service costs for 2004 will be reduced by $0.8 million. Other post-employment benefit obligations will be reduced by $0.3 million, with a corresponding reduction in unrecognized losses. Projected service costs for 2004 will be reduced by $0.2 million. The curtailment will reduce deferred post-employment benefit plan amendments, resulting in a 2004 pre-tax benefit of $0.6 million.

                        NATIONAL VARIABLE LIFE INSURANCE
                                     ACCOUNT
                           (BENEFIT PROVIDER SEGMENT)

                              FINANCIAL STATEMENTS


                                    * * * * *


                                DECEMBER 31, 2003

                                                      PRICEWATERHOUSECOOPERS LLP
                                                                 125 High Street
                                                              Boston M A 02 1 10
                                                       Telephone (61 7) 530 5000
                                                        Facsimile (617) 530 5001

                         REPORT OF INDEPENDENT AUDITORS



 To the Board of Directors of National Life lnsurance Company and Policyholders of National Variable Life lnsurance Account - Benefit Provider Segment:


 In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life lnsurance Account - Benefit Provider Segment (a segment within a Separate Account of National Life lnsurance Company) (the Segment) at December 31, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the mutual funds, provide a reasonable basis for our opinion.



/s/ Pricewaterhousecoopers LLP
------------------------------
Boston, Massachusetts
April 2, 2004

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

STATEMENTS OF NET ASSETS

DECEMBER 31, 2003

TOTAL ASSETS AND NET ASSETS:
Investments in shares of mutual fund portfolios at market value (Policyholder accumulation units and unit value):
Alger American Growth Portfolio (18,309.28 units at $47.67 per unit)                     $    872,811
                                                                                         ============
Alger American Leveraged All Cap Portfolio (21,894.99 units at $2.88 per unit)           $     62,968
                                                                                         ============
Alger American Small Capitalization Portfolio (5,779.70 units at $33.44 per unit)        $    193,259
                                                                                         ============
American Century Variable Portfolios Income & Growth Fund
  (147,157.64 units at $6.73 per unit)                                                   $    989,869
                                                                                         ============
American Century Variable Portfolios Inflation Protection Fund
  (38,011.82 units at $1.05 per unit)                                                    $     39,844
                                                                                         ============
American Century Variable Portfolios Value Fund (101,249.26 units at $9.86 per unit)     $    998,434
                                                                                         ============
Dreyfus Socially Responsible (14,012.61 units at $2.39 per unit)                         $     33,427
                                                                                         ============
Invesco VIF Dynamics Fund (84,220.91 units at $1.17 per unit)                            $     98,153
                                                                                         ============
Invesco VIF Health Sciences Fund (22,646.01 units at $1.75 per unit)                     $     39,533
                                                                                         ============
Invesco VIF Technology Fund (35,216.10 units at $1.18 per unit)                          $     41,390
                                                                                         ============
JP Morgan International Opportunities Fund (6,109.11 units at $10.42 per unit)           $     63,630
                                                                                         ============
JP Morgan Small Company Fund (3,240.56 units at $14.64 per unit)                         $     47,445
                                                                                         ============
MSDWUF Emerging Markets (58,579.08 units at $1.05 per unit)                              $     61,753
                                                                                         ============
MSDWUF Fixed Income (92,167.81 units at $1.36 per unit)                                  $    125,085
                                                                                         ============
MSDWUF High Yield (44,815.61 units at $1.01 per unit)                                    $     45,155
                                                                                         ============
MSDWUF US Real Estate (85,565.66 units at $1.74 per unit)                                $    148,870
                                                                                         ============
Neuberger & Berman Partners Fund (2,075.23 units at $19.38 per unit)                     $     40,213
                                                                                         ============
Scudder VIT Funds EAFE Equity Index Fund (26,063.89 units at $9.22 per unit)             $    240,260
                                                                                         ============
Scudder VIT Funds Equity 500 Index Fund (83,730.91 units at $11.97 per unit)             $  1,002,614
                                                                                         ============
Scudder VIT Funds Small Cap Index Fund (12,794.72 units at $13.58 per unit)              $    173,759
                                                                                         ============
Sentinel Variable Products Trust Balanced Fund (4,049.30 units at $18.55 per unit)       $     75,111
                                                                                         ============
Sentinel Variable Products Trust Bond Fund (5,089.64 units at $14.15 per unit)           $     72,005
                                                                                         ============
Sentinel Variable Products Trust Common Stock (12,054.00 units at $11.17 per unit)       $    134,636
                                                                                         ============
Sentinel Variable Products Trust Growth Index (205,984.59 units at $0.76 per unit)       $    157,344
                                                                                         ============
Sentinel Variable Products Trust Mid Cap Growth (33,894.44 units at $12.21 per unit)     $    413,807
                                                                                         ============
Sentinel Variable Products Trust Money Market (4,018,721.37 units at $1.16 per unit)     $  4,648,689
                                                                                         ============
Sentinel Variable Products Trust Small Company (78,191.12 units at $14.65 per unit)      $  1,145,150
                                                                                         ============
Strong Capital Management Growth II (29,836.57 units at $14.79 per unit)                 $    441,306
                                                                                         ============
Strong Capital Management Opportunity II (15,637.85 units at $29.67 per unit)            $    464,012
                                                                                         ============
Variable Ins Prods Fd II Investment Grade Bond Portfolio
  (269,645.24 units at $1.57 per unit)                                                   $    423,247
                                                                                         ============
Variable Ins Prods Fd Overseas Portfolio (155,032.48 units at $1.78 per unit)            $    276,492
                                                                                         ============


   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                             ALGER AMERICAN FUND          AMERICAN CENTURY VARIABLE  PORTFOLIOS   DREYFUS
                                  ------------------------------------------------------------------------------------------
                                                 LEVERAGED       SMALL       INCOME &   INFLATION                SOCIALLY
                                      GROWTH     ALL CAP    CAPITALIZATION   GROWTH     PROTECTION(A)  VALUE    RESPONSIBLE
                                  ------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income                 $    --      $    --      $    --      $   9,912    $     709    $   8,730    $      34

EXPENSES:
  Mortality and expense risk
  and administrative charges          1,343           91          319        1,786           57        1,751           59
                                  ------------------------------------------------------------------------------------------
NET INVESTMENT
  (LOSS) INCOME                      (1,343)         (91)        (319)       8,126          652        6,979          (25)
                                  ------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENT:

  Capital gain
  distributions                         --           --           --           --           --           --           --

  Net realized loss
  from shares sold                  (51,610)        (609)     (12,990)     (46,928)        (188)     (65,252)      (2,262)

  Net unrealized
  appreciation on investments       258,449       13,621       67,092      259,590        1,028      274,252        8,662
                                  ------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS               206,839       13,012       54,102      212,662          840      209,000        6,400
                                  ------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS       $ 205,496    $  12,921    $  53,783    $ 220,788    $   1,492    $ 215,979    $   6,375
                                  ==========================================================================================

(a) For the period from inception (April 1, 2003) through December 31, 2003.


   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
                    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF

                        NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                INVESCO VARIABLE INVESTMENT FUNDS          JP MORGAN     MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS
                               ----------------------------------------------------------------------------------------------------
                                            HEALTH               INTERNATIONAL  SMALL    EMERGING    FIXED      HIGH      US REAL
                                DYNAMICS    SCIENCES  TECHNOLOGY OPPORTUNITIES  COMPANY   MARKETS    INCOME     YIELD     ESTATE
                               ----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income                $   --     $   --     $   --     $    381   $   --     $   --     $     60   $   --     $   --

EXPENSES:
  Mortality and expense risk
  and administrative charges          136         61         71         98         71        103        217        100        273
                               ----------------------------------------------------------------------------------------------------

NET INVESTMENT (LOSS) INCOME         (136)       (61)       (71)       283        (71)      (103)      (157)      (100)      (273)
                               ----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENT:

  Capital gain distributions         --         --         --         --         --         --          754       --         --

  Net realized (loss) gain from
  shares sold                      (2,383)    (3,060)    (4,386)    (2,850)      (510)       (72)       375        290       (186)
                               ----------------------------------------------------------------------------------------------------

  Net unrealized appreciation
  on investments                   25,513     10,855     17,465     17,164     11,429     20,486      3,476     10,163     40,777
                               ----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS              23,130      7,795     13,079     14,314     10,919     20,414      4,605     10,453     40,591
                               ----------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS      $ 22,994   $  7,734   $ 13,008   $ 14,597   $ 10,848   $ 20,311   $  4,448   $ 10,353   $ 40,318
                               ====================================================================================================

   The accompanying notes are an integral part of these financial statements.

      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                  NEUBERGER
                                  BERMAN            SCUDDER VIT FUNDS                     SENTINEL VARIABLE PRODUCTS TRUST
                                 --------------------------------------------------------------------------------------------------
                                  PARTNERS     EAFE        SMALL       EQUITY                                   COMMON       GROWTH
                                  EQUITY    EQUITY INDEX  CAP INDEX   500 INDEX       BALANCED(B)    BOND (B)    STOCK       INDEX
                                 --------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income                 $    --      $   7,725   $  10,810    $   1,253   $     575   $   1,272   $   1,005    $   1,137

EXPENSES:
  Mortality and expense risk
  and administrative charges             82          357       1,870          296          65          67         236          211
                                 --------------------------------------------------------------------------------------------------

NET INVESTMENT (LOSS) INCOME            (82)       7,368       8,940          957         510       1,205         769          926
                                 --------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENT:

  Capital gain distributions           --           --          --           --         1,039         697        --           --

  Net realized gain (loss) from       2,832        2,521     (37,647)       3,409         716         428      (2,225)        (424)
  shares sold

  Net unrealized appreciation
  on investments                     10,822       48,772     245,440       46,735       7,944       1,311      32,378       23,852
                                 --------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                13,654       51,293     207,793       50,144       9,699       2,436      30,153       23,428
                                 --------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS       $  13,572    $  58,661   $ 216,733    $  51,101   $  10,209   $   3,641   $  30,922    $  24,354
                                 ==================================================================================================

(B) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.



   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT

    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                       FOR THE YEAR ENDED DECEMBER 31, 2003

                                  SENTINEL VARIABLE PRODUCTS TRUST    STRONG CAPITAL MANAGEMENT  VARIABLE INSURANCE PRODUCTS FUND
                                  -------------------------------------------------------------------------------------------
                                     MID CAP      MONEY       SMALL       MID CAP                    INVESTMENT
                                     GROWTH       MARKET      COMPANY    GROWTH II  OPPORTUNITY II   GRADE BOND    OVERSEAS
                                  -------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income                  $    --      $  30,929   $   1,097    $    --      $     309    $  18,061    $   1,071

EXPENSES:
  Mortality and expense risk and
  administrative charges                 616        9,154       1,913          733          847          930          398
                                  -------------------------------------------------------------------------------------------

NET INVESTMENT (LOSS) INCOME            (616)      21,775        (816)        (733)        (538)      17,131          673
                                  -------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENT:

  Capital gain
  distributions                         --           --           643         --           --          6,355         --

  Net realized (loss)
  gain from shares sold               (2,303)        --          (119)     (51,720)     (76,558)      11,896      (22,414)
                                  -------------------------------------------------------------------------------------------
  Net unrealized appreciation
  (depreciation) on investments      106,560         --       295,502      149,264      202,014      (14,306)     103,576
                                  -------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                104,257         --       296,026       97,544      125,456        3,945       81,162
                                  -------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS        $ 103,641    $  21,775   $ 295,210    $  96,811    $ 124,918    $  21,076    $  81,835
                                  ===========================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003


                                                            GARTMORE
                                                     ------------------------
                                                     JP MORGAN     GOVERNMENT
                                                     BALANCED (B)  BOND (B)
                                                     ------------------------
INVESTMENT INCOME:
  Dividend income                                    $ 3,761          $ 2,407

EXPENSES:
  Mortality and expense risk
  and administrative charges                              47               74
                                                     ------------------------

NET INVESTMENT INCOME                                  3,714            2,333
                                                     ------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENT:

  Capital gain distributions                             605             --

  Net realized gain (loss) from shares sold              452           (2,987)

  Net unrealized appreciation
  (depreciation) on investments                        1,312           (2,404)
                                                     ------------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                           2,369           (5,391)
                                                     ------------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $ 6,083          $(3,058)
                                                     ========================

(B) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.



The accompanying notes are an integral part of these financial statements.

      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT

    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                          ALGER AMERICAN FUND              AMERICAN CENTURY VARIABLE PORTFOLIOS     DREYFUS
                                   ------------------------------------------------------------------------------------------
                                                 LEVERAGED      SMALL       INCOME &  INFLATION                    SOCIALLY
                                      GROWTH      ALL CAP   CAPITALIZATION  GROWTH    PROTECTION (A)  VALUE       RESPONSIBLE
                                   ------------------------------------------------------------------------------------------
NET INVESTMENT (LOSS) INCOME        $  (1,343)   $     (91)   $    (319)   $   8,126    $     652    $   6,979    $     (25)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENT:

  Capital gain distributions             --           --           --           --           --           --           --

  Net realized loss from
    shares sold                       (51,610)        (609)     (12,990)     (46,928)        (188)     (65,252)      (2,262)

  Net unrealized appreciation
    on investments                    258,449       13,621       67,092      259,590        1,028      274,252        8,662
                                   -----------------------------------------------------------------------------------------
  Net realized and unrealized
    gain on investments               206,839       13,012       54,102      212,662          840      209,000        6,400
                                   -----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS           205,496       12,921       53,783      220,788        1,492      215,979        6,375
                                   -----------------------------------------------------------------------------------------

ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                 79,480        7,708       12,203       52,126         --         69,255       10,194
  Transfers between investment
    sub-accounts and general
    account, net                      218,301       25,247       22,441       87,056       38,571       29,298          268
  Surrenders and lapses                (2,622)        --         (1,278)     (44,230)        --        (33,815)      (3,679)
  Contract benefits                      --           --           --           --           --           --           --
  Loan collateral interest               --           --           --           --           --           --           --
    received
  Transfers for policy loans             --           --           --           --           --           --           --
  Contract charges                    (24,417)      (2,526)      (7,821)     (37,925)        (190)     (42,835)      (4,478)
  Other                                  (180)         (84)          25         (422)         (29)        (268)         (24)
                                   -----------------------------------------------------------------------------------------
  Total net accumulation unit
  transactions                        270,562       30,345       25,570       56,605       38,352       21,635        2,281
                                   -----------------------------------------------------------------------------------------

  Increase in net assets              476,058       43,266       79,353      277,393       39,844      237,614        8,656

  Net assets, beginning of period     396,753       19,702      113,906      712,476         --        760,820       24,771
                                   -----------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD           $ 872,811    $  62,968    $ 193,259    $ 989,869    $  39,844    $ 998,434    $  33,427
                                   =========================================================================================

UNITS ISSUED AND REDEEMED:
  Beginning balance                11,213.33     9,200.14      4,833.48    136,572.41         --     99,178.21   13,042.43
  Units issued                      2,084.50     3,224.65        451.57      9,747.65         --      6,629.56    4,335.84
  Units transferred                 5,725.31    10,562.09        830.43     16,279.62    38,228.88    2,804.60      113.99
  Units redeemed                     (713.86)   (1,091.89)      (335.78)   (15,442.04)     (217.06)  (7,363.11)  (3,479.65)
                                   -----------------------------------------------------------------------------------------
  Ending balance                   18,309.28    21,894.99      5,779.70    147,157.64    38,011.82   101,249.26  14,012.61
                                   =========================================================================================

(a) For the period from inception (April 1, 2003) through December 31, 2003.


   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT

    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                             INVESCO VARIABLE INVESTMENT FUNDS  JP MORGAN SERIES TRUST II MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS
                             -------------------------------------------------------------------------------------------------------
                                          HEALTH                INTERNATIONAL  SMALL    EMERGING    FIXED       HIGH        US REAL
                              DYNAMICS    SCIENCES   TECHNOLOGY OPPORTUNITIES COMPANY   MARKETS     INCOME      YIELD       ESTATE
                             -------------------------------------------------------------------------------------------------------
NET INVESTMENT (LOSS) INCOME      (136)  $    (61)   $    (71)   $    283   $    (71)   $   (103)  $   (157)   $   (100)   $   (273)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENT:

  Capital gain distributions      --         --          --          --         --          --          754        --          --

  Net realized (loss) gain
    from shares sold            (2,383)    (3,060)     (4,386)     (2,850)      (510)        (72)       375         290        (186)

  Net unrealized appreciation
    on investments              25,513     10,855      17,465      17,164     11,429      20,486      3,476      10,163      40,777
                             -------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain on investments         23,130      7,795      13,079      14,314     10,919      20,414      4,605      10,453      40,591
                             -------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS     22,994      7,734      13,008      14,597     10,848      20,311      4,448      10,353      40,318
                             -------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT
  TRANSACTIONS:

  Participant deposits          15,144      4,502       8,760       4,663      3,880       2,696     15,834       7,680       3,892
  Transfers between investment
    sub-accounts and general    46,192     10,785       4,529       4,919      8,361         134     21,749       1,200       2,144
    account, net
  Surrenders and lapses           (644)      --          (852)         (9)        (7)       --         --        (9,836)       --
  Contract benefits               --         --          --          --         --          --         --          --          --
  Loan collateral interest        --         --          --          --         --          --         --          --          --
  received
  Transfers for policy loans      --         --          --          --         --          --         --          --          --
  Contract charges              (5,513)    (1,172)     (2,653)     (5,027)    (2,190)     (1,035)    (1,535)     (2,296)     (5,955)
  Other                            (16)       (44)        (96)          1       --             2        (64)          1         (76)
                             -------------------------------------------------------------------------------------------------------
  Total net accumulation unit
    transactions                55,163     14,071       9,688       4,547     10,044       1,797     35,984      (3,251)          5
                             -------------------------------------------------------------------------------------------------------

  Increase in net assets        78,157     21,805      22,696      19,144     20,892      22,108     40,432       7,102      40,323

  Net assets, beginning of
    period                      19,996     17,728      18,694      44,486     26,553      39,645     84,653      38,053     108,547
                             -------------------------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD       98,153   $ 39,533    $ 41,390    $ 63,630   $ 47,445    $ 61,753   $125,085    $ 45,155    $148,870
                             =======================================================================================================

UNITS ISSUED AND REDEEMED:
Beginning balance            23,571.75  12,935.22   23,035.18    5,638.69   2,458.22   56,107.26   65,060.76  47,325.36   85,299.16
Units issued                 16,650.13   3,106.96   11,014.13      482.42     302.22    3,708.42   11,927.89   5,928.90  207,441.68
Units transferred            50,785.96   7,443.03    5,694.40      508.91     651.25      184.32   16,383.70     926.39  114,274.14
Units redeemed               (6,786.93)   (839.20)  (4,527.61)    (520.91)   (171.13)  (1,420.92)  (1,204.54) (9,365.04)(321,449.32)
Ending balance               84,220.91  22,646.01   35,216.10     6,109.11  3,240.56    58,579.08  92,167.81  44,815.61   85,565.66



   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                               NEUBERGER
                               BERMAN                  SCUDDER VIT FUNDS                   SENTINEL VARIABLE PRODUCTS TRUST
                              -----------------------------------------------------------------------------------------------------
                               PARTNERS       EAFE         EQUITY       SMALL                                    COMMON     GROWTH
                               FUND      EQUITY INDEX    500 INDEX    CAP INDEX      BALANCED (B)     BOND (B)   STOCK      INDEX
                              -----------------------------------------------------------------------------------------------------
NET INVESTMENT (LOSS)
  INCOME                       $     (82)   $   7,368    $    8,940    $     957    $     510    $   1,205    $     769   $     926

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENT:

  Capital gain distributions        --           --            --           --          1,039          697         --          --

  Net realized gain (loss)
    from shares sold               2,832        2,521       (37,647)       3,409          716          428       (2,225)       (424)

  Net unrealized appreciation
    on investments                10,822       48,772       245,440       46,735        7,944        1,311       32,378      23,852
                              -----------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain on investments           13,654       51,293       207,793       50,144        9,699        2,436       30,153      23,428
                              -----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS       13,572       58,661       216,733       51,101       10,209        3,641       30,922      24,354
                              -----------------------------------------------------------------------------------------------------
ACCUMULATION UNIT
  TRANSACTIONS:
  Participant deposits               802       36,281       132,932       37,585        3,315        9,703       42,102      30,372
  Transfers between investment
    sub-accounts and general
    account, net                  15,441       76,137        26,659        9,197       67,816       59,317      (31,097)     89,908
  Surrenders and lapses             --        (27,437)     (162,223)     (42,479)      (5,559)        --             (8)       --
  Contract benefits                 --           --            --           --           --           --           --          --
  Loan collateral interest
    received                        --           --            --           --           --           --            176        --
  Transfers for policy loans        --           --            --           --           --           --           (197)       --
  Contract charges                (1,310)     (11,699)      (39,295)     (12,514)        (669)        (653)      (5,027)     (3,632)
  Other                               (2)         (19)         (358)          (2)          (1)          (3)           2          (8)
                              -----------------------------------------------------------------------------------------------------
  Total net accumulation unit
    transactions                  14,931       73,263       (42,285)      (8,213)      64,902       68,364        5,951     116,640
                              -----------------------------------------------------------------------------------------------------

  Increase in net assets          28,503      131,924       174,448       42,888       75,111       72,005       36,873     140,994

  Net assets, beginning of
    period                        11,710      108,336       828,166      130,871         --           --         97,763      16,350
                              -----------------------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD      $  40,213    $ 240,260    $1,002,614    $ 173,759    $  75,111    $  72,005    $ 134,636   $ 157,344
                              =====================================================================================================

UNITS ISSUED AND REDEEMED:
  Beginning balance               813.74    15,622.45     88,353.37     14,065.49        --            --     11,467.26   26,451.11
  Units issued                     67.76     5,170.77     14,531.68      5,815.37      206.83       722.38     4,151.05   46,748.89
  Units transferred             1,304.58    10,851.04      2,914.27      1,423.01    4,231.10     4,416.10    (3,066.01)  138,387.31
  Units redeemed                 (110.85)   (5,580.37)   (22,068.41)    (8,509.15)    (388.63)     (48.84)      (498.30)  (5,602.72)
  Ending balance                2,075.23    26,063.89     83,730.91     12,794.72    4,049.30     5,089.64    12,054.00  205,984.59

(B) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.

      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                 SENTINEL VARIABLE PRODUCTS TRUST    STRONG CAPITAL MANAGEMENT    VARIABLE INSURANCE PRODUCTS FUND
                               ----------------------------------------------------------------------------------------------------
                                   MID CAP       MONEY       SMALL         MID CAP                      INVESTMENT
                                   GROWTH        MARKET      COMPANY      GROWTH II    OPPORTUNITY II   GRADE BOND    OVERSEAS
                               ----------------------------------------------------------------------------------------------------
NET INVESTMENT (LOSS) INCOME       $  (616)    $ 21,775      $  (816)   $   (733)       $    (538)     $  17,131     $    673

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENT:

  Capital gain distributions            --          --           643         --                --          6,355           --

  Net realized (loss) gain from
    shares sold                     (2,303)         --          (119)    (51,720)         (76,558)        11,896      (22,414)

  Net unrealized appreciation
    (depreciation) on investments  106,560          --       295,502     149,264          202,014        (14,306)     103,576
                               ----------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain on investments            104,257          --       296,026      97,544          125,456          3,945       81,162
                               ----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS        103,641      21,775       295,210      96,811          124,918         21,076       81,835
                               ----------------------------------------------------------------------------------------------------
ACCUMULATION UNIT
  TRANSACTIONS:
  Participant deposits              75,783   1,362,200       123,164      74,327           40,975         78,261       11,379
  Transfers between investment
    sub-accounts and general
    account, net                    33,274    (802,889)      (45,938)     21,159          (23,844)       (15,040)      71,837
  Surrenders and lapses                 (8)    (10,903)           (9)     (3,305)          (2,679)       (91,106)          (6)
  Contract benefits                     --          --            --          --               --            --            --
  Loan collateral interest
    received                            --          --            --         107               --            --            --
  Transfers for policy loans            --          --            --        (119)              --            --            --
  Contract charges                  (7,006)   (211,186)      (19,734)    (10,057)         (18,471)      (29,038)       (6,860)
  Other                                (23)     (1,074)         (264)       (203)            (223)         (198)            3
                               ----------------------------------------------------------------------------------------------------
  Total net accumulation unit
    transactions                   102,020     336,148        57,219      81,909           (4,242)      (57,121)       76,353
                               ----------------------------------------------------------------------------------------------------
  Increase (decrease) in net
    assets                         205,661     357,923       352,429     178,720          120,676       (36,045)      158,188

  Net assets, beginning of
    period                         208,146   4,290,766       792,721     262,586          343,336       459,292       118,304
                               ----------------------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD         $413,807  $4,648,689    $1,145,150    $441,306        $ 464,012     $ 423,247      $276,492
                               ====================================================================================================

UNITS ISSUED AND REDEEMED:
  Beginning balance             24,107.36    3,725,124.87   75,237.00    23,751.41     15,802.29     306,854.45     94,799.36
  Units issued                   7,270.09    1,189,765.09    6,358.75     5,521.88      1,588.30      50,980.01      8,976.63
  Units transferred              3,192.07     (701,254.81)  (2,371.70)    1,571.94      (924.26)      (9,797.21)    56,670.55
  Units redeemed                  (675.08)    (194,913.78)  (1,032.93)   (1,008.66)     (828.48)     (78,392.01)    (5,414.06)
                               ----------------------------------------------------------------------------------------------------
  Ending balance                33,894.44    4,018,721.37   78,191.12    29,836.57    15,637.85      269,645.24    155,032.48
                               ====================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                       GARTMORE
                                             ----------------------------
                                               JP MORGAN      GOVERNMENT
                                               BALANCED (B)   BOND (B)
                                             ----------------------------

NET INVESTMENT INCOME                           $  3,714       $  2,333

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENT:

  Capital gain distributions                         605           --

  Net realized gain (loss) from
  shares sold                                        452         (2,987)

  Net unrealized appreciation
  (depreciation) on investments                    1,312         (2,404)
                                             ----------------------------
  Net realized and unrealized
  gain (loss) on investments                       2,369         (5,391)
                                             ----------------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        6,083         (3,058)
                                             ----------------------------

ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                             2,460          2,646
  Transfers between investment
    sub-accounts and general account, net        (30,924)       (42,201)
  Surrenders and lapses                             (553)          --
  Contract benefits                                 --             --
  Loan collateral interest received                 --             --
  Transfers for policy loans                        --             --
  Contract charges                                  (887)          (931)
  Other                                              (56)           (45)
                                             ----------------------------

  Total net accumulation unit transactions       (29,960)       (40,531)
                                             ----------------------------

  Decrease in net assets                         (23,877)       (43,589)

  Net assets, beginning of period                 23,877         43,589
                                             ----------------------------

NET ASSETS, END OF PERIOD                        $   --         $   --
                                             =============================

(B) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

The accompanying notes are an integral part of these financial statements.


NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2003



                                               GARTMORE
                                     ----------------------------
                                       JP MORGAN      GOVERNMENT
                                       BALANCED (B)   BOND (B)
                                     ----------------------------
UNITS ISSUED AND REDEEMED:
  Beginning balance                    1,587.68       3,250.92
  Units issued                           130.36         212.23
  Units transferred                   (1,638.77)     (3,384.87)
  Units redeemed                         (79.27)        (78.28)
                                     ----------------------------
  Ending balance                            --             --
                                     ============================

(B) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

The accompanying notes are an integral part of these financial statements.



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                AMERICAN CENTURY VARIABLE                    INVESCO VARIABLE
                                      ALGER AMERICAN FUND             PORTFOLIOS           DREYFUS           INVESTMENT FUNDS
                              --------------------------------  ------------------------ ----------  -----------------------------
                                            LEVERAGED              VP INCOME &           SOCIALLY              HEALTH
                                  GROWTH    ALL CAP(a)  SMALL CAP   GROWTH     VP VALUE  RESPONSIBLE DYNAMICS SCIENCES TECHNOLOGY(a)
                                  ------     -------    ---------   ------     --------  ----------- -------------------------------


NET INVESTMENT (LOSS) INCOME    $    (750) $    (36) $    (255)  $   4,645   $   4,458   $     24   $    (33)  $    (35)  $    (37)

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Capital gain distributions           --        --         --          --        38,404       --         --         --         --

Net realized (loss) gain from
shares sold                      (165,453)     (660)    (9,809)    (50,887)    (42,446)    (2,594)    (1,960)      (420)    (1,051)

Net unrealized (deprecation)
appreciation on investments       (10,413)   (8,136)   (26,182)    (86,635)   (114,304)    (5,642)    (4,574)    (4,373)   (13,108)
                                ---------  --------  ---------   ---------   ---------   --------   --------   --------   --------

Net realized and unrealized      (175,866)   (8,796)   (35,991)   (137,522)   (118,346)    (8,236)    (6,534)    (4,793)   (14,159)
loss on investments             ---------  --------  ---------   ---------   ---------   --------   --------   --------   --------

(DECREASE) INCREASE IN NET
ASSETS
RESULTING FROM OPERATIONS        (176,616)   (8,832)   (36,246)   (132,877)   (113,888)    (8,212)    (6,567)    (4,828)   (14,196)
                                ---------  --------  ---------   ---------   ---------   --------   --------   --------   --------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits              124,396    19,727     19,590     447,963     226,829     17,639     11,630     10,301     22,941
Transfers between investment
sub-accounts and general              924    11,204      5,172     106,169     183,639      2,942      1,320      4,384     12,573
account, net
Surrenders and lapses              (5,615)     (263)    (1,358)    (11,073)     (5,184)    (1,380)      (689)      (715)      (218)
Contract benefits                    --        --         --          --          --         --         --         --         --
Loan collateral interest             --        --         --          --          --         --         --         --         --
received
Transfers for policy loans           --        --         --          --          --         --         --         --         --
Contract charges                  (20,582)   (1,771)    (6,068)    (31,196)    (44,837)    (3,540)    (2,901)      (808)    (1,787)
Other                              (1,376)     (363)      (418)     (1,371)     18,922       (160)       (89)      (170)      (619)
                                ---------  --------  ---------   ---------   ---------   --------   --------   --------   --------

Total net accumulation unit        97,747    28,534     16,918     510,492     379,369     15,501      9,271     12,992     32,890
transactions                    ---------  --------  ---------   ---------   ---------   --------   --------   --------   --------


(Decrease) increase in net        (78,869)   19,702    (19,328)    377,615     265,481      7,289      2,704      8,164     18,694
assets

Net assets, beginning of period   475,622      --      133,234     334,861     495,339     17,482     17,292      9,564       --
                                ---------  --------  ---------   ---------   ---------   --------   --------   --------   --------

NET ASSETS, END OF PERIOD       $ 396,753  $ 19,702  $ 113,906   $ 712,476   $ 760,820   $ 24,771   $ 19,996   $ 17,728   $ 18,694
                                =========  ========  =========   =========   =========   ========   ========   ========   ========

UNITS ISSUED AND REDEEMED:
Beginning balance                8,978.77      --     4,157.70   51,589.60   56,241.89   6,519.44   13,837.65  5,255.26       --
Units issued                     2,843.78  6,360.52     782.51   74,573.46   25,672.11   7,422.68   12,210.93  6,089.23   16,067.19
Units transferred                   21.12  3,612.48     206.59   17,674.20   20,783.94   1,238.03   1,385.94   2,591.51    8,805.76
Units redeemed                    (630.34)  (772.86)   (313.32)  (7,264.85)  (3,519.73) (2,137.72) (3,862.77) (1,000.78)  (1,837.77)
                                ---------  --------  ---------   ---------   ---------   --------   --------   --------   ---------
Ending balance                  11,213.33  9,200.14   4,833.48   136,572.41  99,178.21   13,042.43  23,571.75  12,935.22  23,035.18
                                =========  ========  =========   ==========  =========   =========  =========  =========  =========


(a) For the period from inception (March 1, 2002) through December 31, 2002.

   The accompanying notes are an integral part of these financial statements.




     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
      SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                            NEUBERGER
                                JP MORGAN SERIES TRUST II     MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS     BERMAN
                                --------------------------    ------------------------------------------    ----------
                                   INTERNATIONAL SMALL     EMERGING      FIXED       HIGH        US REAL    PARTNERS
                                  OPPORTUNITIES COMPANY     MARKETS (a) INCOME (b)  YIELD(b)    ESTATE(a)    FUND
                                  ---------------------     -------     ------      ---------   --------     ------

NET INVESTMENT INCOME (LOSS)       $    112    $     (3)   $    (44)   $  2,892    $  3,897    $   3,331    $     29

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Capital gain distributions             --          --          --           557        --          2,127        --

Net realized (loss) gain from
shares sold                          (2,221)       (377)        (74)         71        (892)        (248)       (633)

Net unrealized (deprecation)
appreciation on investments          (7,120)     (6,260)     (4,883)       (138)     (4,711)     (12,380)     (2,176)
                                   --------    --------    --------    --------    --------    ---------    --------

Net realized and unrealized          (9,341)     (6,637)     (4,957)        490      (5,603)     (10,501)     (2,809)
loss on investments
                                   --------    --------    --------    --------    --------    ---------    --------

(DECREASE) INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS     (9,229)     (6,640)     (5,001)      3,382      (1,706)      (7,170)     (2,780)
                                   --------    --------    --------    --------    --------    ---------    --------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                  6,073       6,551      33,959      13,511      24,187      100,493       1,241
Transfers between investment
sub-accounts and general                 86       1,001      11,328      69,193      23,705       19,055       3,651
account, net
Surrenders and lapses                  --          --          --          (729)     (6,195)        --          --
Contract benefits                      --          --          --          --          --           --          --
Loan collateral interest               --          --          --          --          --           --          --
received
Transfers for policy loans             --          --          --          --          --           --          --
Contract charges                     (4,238)     (1,830)       (535)       (702)     (1,957)      (2,190)       (944)
Other                                   (67)        (53)       (106)         (2)         19       (1,641)        (14)
                                   --------    --------    --------    --------    --------    ---------    --------

Total net accumulation unit           1,854       5,669      44,646      81,271      39,759      115,717       3,934
transactions
                                   --------    --------    --------    --------    --------    ---------    --------

(Decrease) increase in net           (7,375)       (971)     39,645      84,653      38,053      108,547       1,154
assets

Net assets, beginning of period      51,861      27,524        --          --          --           --        10,556
                                   --------    --------    --------    --------    --------    ---------    --------

NET ASSETS, END OF PERIOD          $ 44,486    $ 26,553    $ 39,645    $ 84,653    $ 38,053    $ 108,547    $ 11,710
                                   ========    ========    ========    ========    ========    =========    ========


UNITS ISSUED AND REDEEMED:
Beginning balance                  5,352.88    1,990.03        --          --          --           --        554.68
Units issued                         936.18      541.03    42,676.75   10,816.11   28,789.92   74,077.00       81.72
Units transferred                     13.26       82.67    14,236.06   55,391.83   28,216.19   14,046.13      240.42
Units redeemed                      (663.63)    (155.51)    (805.55)   (1,147.18)  (9,680.75)  (2,823.97)     (63.08)
                                   --------    --------    --------    --------    --------    ---------    --------
Ending balance                     5,638.69    2,458.22    56,107.26   65,060.76   47,325.36   85,299.16      813.74
                                   ========    ========    ========    ========    ========    =========    ========







                                          SCUDDER VIT FUNDS
                                         -------------------
                                    EAFE       EQUITY        SMALL
                                   EQUITY     500 INDEX    CAP INDEX
                                  ------      ---------    ---------

NET INVESTMENT INCOME (LOSS)      $   2,265     $   7,005    $     864

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Capital gain distributions              --           --           --

Net realized (loss) gain from
shares sold                         (187,236)    (118,562)     (18,405)

Net unrealized (deprecation)
appreciation on investments           92,364      (18,899)      (7,362)
                                   ---------    ---------    ---------

Net realized and unrealized          (94,872)    (137,461)     (25,767)
loss on investments
                                   ---------    ---------    ---------

(DECREASE) INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS     (92,607)    (130,456)     (24,903)
                                   ---------    ---------    ---------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                  11,627      236,538       48,367
Transfers between investment
sub-accounts and general            (278,826)     415,742       10,612
account, net
Surrenders and lapses                 (3,102)     (11,641)      (4,641)
Contract benefits                       --           --           --
Loan collateral interest                --           --           --
received
Transfers for policy loans              --           --           --
Contract charges                      (7,970)     (39,959)     (12,861)
Other                                149,958     (146,863)        (208)
                                   ---------    ---------    ---------

Total net accumulation unit         (128,313)     453,817       41,269
transactions
                                   ---------    ---------    ---------

(Decrease) increase in net          (220,920)     323,361       16,366
assets

Net assets, beginning of period      329,256      504,805      114,505
                                   ---------    ---------    ---------

NET ASSETS, END OF PERIOD          $ 108,336    $ 828,166    $ 130,871
                                   =========    =========    =========


UNITS ISSUED AND REDEEMED:
Beginning balance                  37,107.02    41,703.87     9,742.21
Units issued                        1,946.81    24,314.60     5,066.86
Units transferred                  (46,686.27)  42,735.63     1,111.70
Units redeemed                     23,254.89    (20,400.73)  (1,855.28)
                                   ---------    ---------    ---------
Ending balance                     15,622.45    88,353.37    14,065.49
                                   =========    =========    =========



(a)   For the period from inception (March 1, 2002) through December 31, 2002.
(b) For the period from inception (February 1, 2002) through December 31, 2002. *Deutsche Asset Management Funds were renamed Scudder VIT Funds during 2002.




                 The accompanying notes are an integral part of
                           these financial statements.



 NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A SEGMENT
          WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                               SENTINEL VARIABLE PRODUCTS TRUST             STRONG CAPITAL MANAGEMENT
                                               --------------------------------             -------------------------

                                        COMMON     GROWTH     MID CAP        MONEY        SMALL      MID CAP  OPPORTUNITY
                                        STOCK      INDEX(c)   GROWTH         MARKET      COMPANY    GROWTH II      II
                                        -----      --------   ------        ------      -------    ---------       --

NET INVESTMENT INCOME (LOSS)           $  1,086   $     77   $    (369)  $    33,215   $     971   $    (551)  $     961

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Capital gain distributions                 --         --          --            --           860        --         6,661

Net realized (loss) gain from
shares sold                             (18,866)    (1,458)    (72,723)         --        17,389     (47,186)    (25,845)

Net unrealized (deprecation)
appreciation on investments              (1,637)    (1,002)     24,992          --      (122,806)    (78,169)    (72,353)
                                       ---------   --------   ---------   ---------   ----------  -----------   ---------

Net realized and unrealized             (20,503)    (2,460)    (47,731)         --      (104,557)   (125,355)    (91,537)
loss on investments
                                       ---------   --------   ---------   ---------   ----------  -----------   ---------

(DECREASE) INCREASE IN NET
ASSETS
RESULTING FROM OPERATIONS               (19,417)    (2,383)    (48,100)       33,215    (103,586)   (125,906)    (90,576)
                                       ---------   --------   ---------   ---------   ----------  -----------   ---------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                     11,277       --        70,217     3,142,649     373,664     116,713     267,553
Transfers between investment
sub-accounts and general
account, net                             25,586     19,448     (26,811)     (706,811)    (51,333)    (12,997)     45,231
Surrenders and lapses                      --         --        (1,434)         (580)     (7,601)     (1,612)       (461)
Contract benefits                          --         --          --         (12,424)       --          --          --
Loan collateral interest                     97       --          --            --          --            55        --
received
Transfers for policy loans               (4,302)      --          --            --          --        (2,767)       --
Contract charges                         (3,259)      (525)     (6,440)     (205,333)    (17,622)     (8,464)    (13,684)
Other                                      (741)      (190)        978        (2,501)        595      (1,076)      1,362
                                       ---------   --------   ---------   ---------   ----------  -----------   ---------

Total net accumulation unit
transactions                             28,658     18,733      36,510     2,215,000     297,703      89,852     300,001
                                       ---------   --------   ---------   ---------   ----------  -----------   ---------

Increase (decrease) in net assets         9,241     16,350     (11,590)    2,248,215     194,117     (36,054)    209,425


Net assets, beginning of period          88,522       --       219,736     2,042,551     598,604     298,640     133,911
                                       ---------   --------   ---------   ---------   ----------  -----------   ---------

NET ASSETS, END OF PERIOD              $ 97,763   $ 16,350   $ 208,146   $ 4,290,766   $ 792,721   $ 262,586   $ 343,336$
                                       ========   =========   =========  ===========  ==========   =========   =========


UNITS ISSUED AND REDEEMED:
Beginning balance                     8,556.21        --      19,210.22 1,791,163.60   48,746.43   16,816.47    4,496.02
Units issued                          1,145.51        --       9,418.31 2,743,910.36   33,249.83    9,008.12   10,083.39
Units transferred                     2,599.00   27,460.69    (3,596.20) (617,130.97)  (4,567.78)  (1,003.13)   1,704.64
Units redeemed                         (833.46)  (1,009.58)     (924.97) (192,818.12)  (2,191.48)  (1,070.05)    (481.76)
                                      --------   ---------   -----------   ---------   ---------   ---------  ----------
Ending balance                        11,467.26  26,451.11    24,107.36 3,725,124.87   75,237.00   23,751.41   15,802.29
                                      ========   =========   ========== ============ ===========   =========   =========





                                      VARIABLE INSURANCE PRODUCTS FUND MARKET STREET
                                      -------------------------------- -------------

                                         INVESTMENT
                                         GRADE BOND  OVERSEAS     MANAGED    BOND
                                         ----------  --------     -------    ----


NET INVESTMENT INCOME (LOSS)              $  518   $     365   $      33   $   5,483

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Capital gain distributions                  --          --          --          --

Net realized (loss) gain from
shares sold                                11,234    (24,860)       (566)     (2,108)

Net unrealized (deprecation)
appreciation on investments                22,314     (2,387)     (1,066)      1,087
                                         --------   ---------   ---------  ---------

Net realized and unrealized                33,548    (27,247)     (1,632)     (1,021)
loss on investments
                                         --------   ---------   ---------  ---------

(DECREASE) INCREASE IN NET
ASSETS
RESULTING FROM OPERATIONS                  34,066    (26,882)     (1,599)      4,462
                                         --------   ---------   ---------  ---------

ACCUMULATION UNIT TRANSACTIONS
Participant deposits                     242,892      87,928      16,360      16,849
Transfers between investment
sub-accounts and general
account, net                             200,856     (13,262)      9,761     (93,542)
Surrenders and lapses                    #(22,568)    (2,154)     (1,678)     (2,387)
Contract benefits                           --          --          --          --
Loan collateral interest                    --          --          --          --
received
Transfers for policy loans                  --          --          --          --
Contract charges                         (26,009)     (4,406)     (1,015)     (3,175)
Other                                       (417)     (2,042)       (131)       (286)
                                         --------   ---------   ---------  ---------

Total net accumulation unit
transactions                              394,754      66,064      23,297     (82,541)
                                         --------   ---------   ---------  ---------

Increase (decrease) in net assets        428,820      39,182      21,698     (78,079)

Net assets, beginning of period           30,472      79,122       2,179     121,668
                                         --------   ---------   ---------  ---------

NET ASSETS, END OF PERIOD                459,292   $ 118,304   $  23,877   $  43,589
                                        ==========   =========   =========   ========


UNITS ISSUED AND REDEEMED:
Beginning balance                        22,392.56   50,383.23      129.60   9,867.35
Units issued                             175,029.30  59,115.72    1,023.92   1,350.60
Units transferred                        144,737.93  (8,916.30)     610.91   (7,498.26)
Units redeemed                          (35,305.34) (5,783.29)    (176.75)   (468.77)
                                         ---------   ---------   ---------   --------
Ending balance                           306,854.45  94,799.36    1,587.68   3,250.92
                                         =========   =========   =========   ========


(c) For the period from inception (June 1, 2002) through December 31, 2002.



                 The accompanying notes are an integral part of
                           these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (BENEFIT PROVIDER SEGMENT) (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain mutual funds within the Sentinel Variable Products Trust
(SVPT), and for the SVPT Money Market Fund.

National Life maintains three segments within the Variable Account. The Varitrak Segment within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as Varitrak. On May 1, 1998, National Life established the Estate Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment (the Segment) within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Alger American Fund, American Century Variable Portfolios (ACVP), Dreyfus, Invesco VIF, JP Morgan, Morgan Stanley Dean Witter Universal Funds, Neuberger & Berman Management, Inc., Scudder VIT Funds, Sentinel Variable Products Trust, Strong Capital Management, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (VIPF). Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment through participant transfers.

There are thirty-one sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc
(MSF) were merged into two series of the Gartmore Variable Insurance Trust
(GVIT). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 7 for additional information on fund substitutions.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS
-----------

The mutual fund portfolios consist of the Alger American Growth, Alger American Leveraged All Cap, Alger American Small Capitalization, ACVP Income & Growth Fund, ACVP Inflation Protection, ACVP Value, Dreyfus Socially Responsible, Invesco VIF Dynamics Fund, Invesco VIF Health Sciences Fund, Invesco VIF Technology Fund, JP Morgan International Opportunities, JP Morgan Small Company Fund, MSDWUF Emerging Markets, MSDWUF Fixed Income, MSDWUF High Yield, MSDWUF US Real Estate, Neuberger & Berman Partners Portfolio, Scudder VIT EAFE Equity Index*, Scudder VIT Equity 500 Index*, Scudder VIP Small Cap Index*, SVPT Balanced, SVPT Bond, SVPT Common Stock, SVPT Growth Index, SVPT Mid Cap Growth, SVPT Money Market, SVPT Small Company Fund, Strong Capital Management Mid Cap Growth II, Strong Capital Management Opportunity II, VIPF Investment Grade Bond, and VIPF Overseas. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

*Deutsche Asset Management Funds were renamed Scudder VIT Funds during 2002.

INVESTMENT VALUATION
--------------------

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS
-----------------------

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first-in, first-out basis (FIFO).

PARTICIPANT TRANSACTIONS
------------------------

Payments received from policyholders represent participant deposits under the contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Transfers between funds and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the contracts. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

FEDERAL INCOME TAXES
--------------------

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

RECLASSIFICATIONS
-----------------

Certain amounts presented for the prior years were reclassified to conform with the presentation used in the current year.

NOTE 3 - CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a Policy within the Segment. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and administration costs. The mortality risk assumed is that the insureds under the policies may die anticipate sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.



--------------------------------------------------------------------------------
                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
DESCRIPTION OF       WHEN CHARGE IS
CHARGE                DEDUCTED                 AMOUNT DEDUCTED                  HOW DEDUCTED
------                --------                 ---------------                  ------------

                                               5% - 13% of Premiums paid
Distribution     Upon receipt of Premium       during the Policy Year up to     Deducted from Premium
Charge           Payment                       the Target Premium, plus         Payment
                                               2.5% - 5% of Premiums paid
                                               in excess of the Target
                                               Premium


 Premium Tax     Upon receipt of Premium       2% - 3.5%, Amount varies by
 Charge          Payment                       State; 4% for certain cities in  Deducted from Premium
                                               South Carolina and 12% for       Payment
                                               certain jurisdictions in
                                               Kentucky


Cost of          On the Date of Issue of       Varies based on age of          Unit liquidation from
Insurance        the Policy and on each        Insured and Duration of the      Account Value
                 Monthly Policy Date           Policy


Policy           On the Date of Issue of       Currently $5.50 per month;      Unit liquidation from
Administration   the Policy and on each        Guaranteed not to exceed         Account Value
Charge           Monthly Policy Date           $8.00 per month


Underwriting     On the Date of Issue of        $20 in Policy Year 1, and $45   Unit liquidation from
Charge           the Policy and on each         in each of the next four years   Account Value
                 Monthly Policy Date


Mortality and    Deducted Daily                Annual rate of 0% - 0.22% of     Deducted from sub-
Expense                                        the average daily net assets of  as a reduction
Risk Charge                                    each sub-account of the          in Unit Value
                                               Separate Account;
                                               Guaranteed not to exceed
                                               Annual rate of 0.60%

Separate Account
Administration   Deducted Daily                Annual Rate of 0.10%             Deducted from sub-
Charge                                                                          accounts as a reduction
                                                                                in Unit Value


Transfer Charge  Upon making a Transfer        $25 per Transfer in excess of    Deducted from Transfer
                                                12 transfers in any one Policy  amount
                                                Year


Riders           On the Date of Issue of
                 the Policy and on each         Amount varies depending on       Unit liquidation from
                 Monthly Policy Date            the specifics of the Policy      Account Value



The SVPT mutual portfolios are managed by an affiliate of National Life. During the year ended fund December 31, 2003, fees were paid directly by the sub-accounts to the affiliate investment management manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net The investment manager currently waives all or a portion of its management assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2003, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2004.

NOTE 4 - INVESTMENTS

The number of shares held and cost for the portfolio at December 31, 2003 is set forth below:

PORTFOLIO                                 SHARES       COST
---------                                 ------       ----

Alger American Portfolio
 Growth                                    26,218   $  709,125
 Leveraged All Cap                          2,242       57,483
 Small Capitalization                      11,120      175,581
American Century Variable Portfolios
 Income & Growth                          150,665      859,240
 Inflation Protection                       3,865       38,816
 Value                                    128,169      809,288
Dreyfus Socially Responsible                1,405       32,062
Invesco VIF Funds
 Dynamics                                   8,339       79,028
 Health Sciences                            2,250       33,052
 Technology                                 3,487       37,032
JP Morgan
 International Opportunities                6,733       61,802
 Small Company                              3,375       42,865
MSDWUF
 Emerging Markets                           6,831       46,150
 Fixed Income                              10,839      121,747
 High Yield                                 6,369       39,703
 US Real Estate                             9,555      120,472
Neuberger Berman
 Partners Portfolio                         2,611       30,591
Scudder VIT Fund
 EAFE Equity Index                         29,264      191,837
 Equity 500 Index                          86,135      822,297
 Small Cap Index                           14,196      130,449
Sentinel Variable Products Trust
 Balanced                                   6,671       67,166
 Bond                                       7,025       70,694
 Common Stock                              13,317      109,785
 Growth Index                              20,730      134,494
 Mid Cap Growth                            50,037      332,930
 Money Market                           4,648,689    4,648,689
 Small Company                             85,141      922,810
Strong Capital Management
 Mid Cap Growth II                         32,142      462,443
 Opportunity II                            24,435      352,365
Variable Insurance Products Fund
 Investment Grade Bond                     31,007      413,689
 Overseas                                  17,735      195,138

The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2003 aggregated the following:

                                                                       SALES
PORTFOLIO                                              PURCHASES       PROCEEDS
---------                                              ---------       --------

Alger American Portfolio
Growth                                           $    454,149      $   184,930
Leveraged All Cap                                      32,966           2,712
Small Capitalization                                   44,437           19,185
American Century Variable Portfolios
Income & Growth                                        207,130          142,400
Inflation Protection                             (a)   77,988           38,985
Value                                                  378,638          350,023
Dreyfus Socially Responsible                           10,497           8,241
Gartmore
Government Bond                                  (b)   103,810          142,008
JP Morgan Balanced                               (b)   108,530          134,171
Invesco VIF Funds
Dynamics                                               61,510           6,484
Health Sciences                                        26,947           12,938
Technology                                             16,826           7,209
JP Morgan
International Opportunities                            10,135           5,304
Small Company                                          12,584           2,610
MSDWUF
Emerging Markets                                       2,831            1,138
Fixed Income                                           47,961           11,379
High Yield                                             9,382            12,734
US Real Estate                                         7,497            7,766
Neuberger Berman Partners Portfolio                    34,203           19,354
Scudder VIT Fund
EAFE Equity Index                                      120,758          40,126
Equity 500 Index                                       178,261          211,606
Small Cap Index                                        50,697           57,954
Sentinel Variable Products Trust
Balanced                                         (b)   72,743           6,293
Bond                                             (b)   86,053           15,786
Common Stock                                           60,319           53,599
Growth Index                                           187,034          69,467
Mid Cap Growth                                         132,454          31,051
Money Market                                         2,032,142       1,674,218
Small Company                                          173,707          116,661
Strong Capital Management
Mid Cap Growth II                                      129,002          47,826
Opportunity II                                         226,408          231,188
Variable Insurance Products Fund
Investment Grade Bond                                  163,815          197,451
Overseas                                               161,012          83,987


(a)   For the period from inception (April 1, 2003) through December 31, 2003.
(b) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003. F- 67 NOTE 6 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2003, 2002 and 2001 are Information for the year ended 2003 reflects the shown below. adoption of AICPA Statement of Position 03-5, FINANCIAL HIGHLIGHTS OF ACCOUNTS..Certain ratios presented for the prior years reflect the SEPARATE presentation used in the current year.



                                      2003
                                                                                             INVESTMENT
                                                           UNIT FAIR                   INCOME      EXPENSE
PORTFOLIO                                      UNITS        VALUE         NET ASSETS   RATIO *     RATIO **   TOTAL RETURN ***
---------                                      -----        -----         ----------   -------     --------   ----------------
Alger American Fund
Growth                                        18,309.28      47.67          872,811     0.00%        0.22%        34.74%
Leveraged All Cap                             21,894.99       2.88           62,968     0.00%        0.22%        34.39%
Small Capitalization                           5,779.70      33.44          193,259     0.00%        0.22%        41.86%
American Century Variable Portfolios
Income & Growth                              147,157.64       6.73          989,869     1.21%        0.22%        28.86%
Inflation Protection                    (a)   38,011.82       1.05           39,844     1.78%        0.22%        4.82%
Value                                        101,249.26       9.86          998,434     1.05%        0.22%        28.57%
Dreyfus Socially Responsible                  14,012.61       2.39           33,427     0.12%        0.22%        25.55%
Gartmore
Government Bond                         (b)       --           --             --        4.10%        0.22%       (10.96%)
JP Morgan Balanced                      (b)       --           --             --        9.78%        0.22%       (42.82%)
Invesco VIF Fund
Dynamics                                      84,220.91       1.17          98,153      0.00%        0.22%        37.11%
Health Sciences                               22,646.01       1.75          39,533      0.00%        0.22%        27.42%
Technology                                    35,216.10       1.18          41,390      0.00%        0.22%        45.10%
JP Morgan Series Trust ll
International Opportunities                    6,109.11       10.42         63,630      0.78%        0.22%        32.01%
Small Company                                  3,240.56       14.64         47,445      0.00%        0.22%        35.56%
MSDWUF
Emerging Markets                              58,579.08       1.05          61,753      0.00%        0.22%        48.48%
Fixed Income                                  92,167.81       1.36         125,085      0.06%        0.22%         4.40%
High Yield                                    44,815.61       1.01          45,155      0.00%        0.22%        25.95%
US Real Estate                                85,565.66       1.74         148,870      0.00%        0.22%        36.99%
Neuberger Berman Partners Portfolio            2,075.23      19.38          40,213      0.00%        0.22%        34.66%
Scudder VIT Fund
EAFE Equity Index                             26,063.89       9.22         240,260      4.84%        0.22%        33.02%
Equity 500 Index                              83,730.91      11.97       1,002,614      1.26%        0.22%        27.79%
Small Cap Index                               12,794.72      13.58         173,759      0.92%        0.22%        46.03%
Sentinel Variable Product Trust
Balanced                                (b)    4,049.30      18.55          75,111      1.05%        0.22%        85.49%
Bond                                    (b)    5,089.64      14.15          72,005      1.91%        0.22%        41.47%
Common Stock                                  12,054.00      11.17         134,636      0.92%        0.22%        30.94%
Growth Index                                 205,984.59       0.76         157,344      1.26%        0.22%        23.20%
Mid Cap Growth                                33,894.44      12.21         413,807      0.00%        0.22%        41.47%
Money Market                               4,018,721.37       1.16       4,648,689      0.73%        0.22%        0.59%
Small Company                                 78,191.12      14.65       1,145,150      0.12%        0.22%        38.95%
Strong Capital Management
Mid Cap Growth II                             29,836.57      14.79         441,306      0.00%        0.22%        33.73%
Opportunity II                                15,637.85      29.67         464,012      0.08%        0.22%        36.55%
Variable Insrance Products Fund
Investment Grade Bond                         269,645.24      1.57         423,247      4.21%        0.22%         4.64%
Overseas                                      155,032.48      1.78         276,492      0.56%        0.22%        42.68%


(A)   FOR THE PERIOD FROM INCEPTION (APRIL 1, 2003) THROUGH DECEMBER 31, 2003.
(B) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.
* These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for eachF-period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts68 through the redemption of units and expenses of the underlying fund have been excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. 2002





                                                                 ENDING  NET ASSETS               INVESTMENT
                                                      BEGINNING  UNIT    AT END OF    EXPENSE     INCOME
PORTFOLIO                               UNITS         UNIT VALUE VALUE   YEAR         RATIO*      RATIO **     TOTAL RETURN ***
---------                               -----         ----------------   ----         ------      --------     ----------------
Alger American Portfolio
Growth                                  11,213.33      52.97    35.38    396,753       0.22%       0.04%        (33.20%)
Leveraged All Cap                        9,200.14       3.03     2.14     19,702       0.22%       0.01%        (29.32%)  (b)
Small Capitalization                     4,833.48      32.05    23.57    113,906       0.22%       0.00%        (26.47%)
American Century Variable Portfolios
VP Value                                99,178.21       8.81     7.67    760,820       0.22%       0.87%        (12.93%)
VP Income & Growth                     136,572.41       6.49     5.22    712,476       0.22%       1.00%        (19.62%)
Dreyfus Socially Responsible            13,042.43       2.68     1.90     24,771       0.22%       0.31%        (29.13%)
Invesco VIF Funds
Dynamics                                23,571.75       1.25     0.85     19,996       0.22%       0.00%        (32.14%)
Health Sciences                         12,935.22       1.82     1.37     17,728       0.22%       0.00%        (24.70%)
Technology                              23,035.18       1.38     0.81     18,694       0.22%       0.00%        (41.19%)  (b)
JP Morgan Series Trust ll
International Opportunities              5,638.69       9.69     7.89     44,486       0.22%       0.45%        (18.58%)
Small Company                            2,458.22      13.83    10.80     26,553       0.22%       0.20%        (21.90%)
Market Street Fund
Managed                                  1,587.68      16.81    15.04    23,877        0.22%       0.41%        (10.54%)
Bond                                     3,250.92      12.33    13.41    43,589        0.22%       10.84%         8.74%
MSDWUF
Fixed Income                            65,060.76       1.23     1.30     84,653       0.22%       6.36%          5.78%   (c)
Emerging Markets                        56,107.26       0.83     0.71     39,645       0.22%       0.00%        (14.87%)  (b)
High Yield                              47,325.36       0.84     0.80     38,053       0.22%       10.42%        (4.28%)  (c)
US Real Estate                          85,299.16       1.32     1.27    108,547       0.22%       5.36%         (3.60%)  (b)
Neuberger Berman Partners Portfolio        813.74      19.03    14.39    11,710        0.22%       0.49%        (24.38%)
Scudder VIT Fund
Equity 500 Index                        88,353,37      12.10     9.37    828,166       0.22%       1.55%        (22.53%)
Small Cap Index                         14,065.49      11.75     9.30    130,871       0.22%       0.97%        (20.81%)
EAFE Equity Index                       15,622.45       8.87     6.93    108,336       0.22%       0.61%        (21.82%)
Sentinel Variable Products Trust
Money Market                         3,725,124.87       1.14     1.15  4,290,766       0.22%       1.30%          1.04%
Common Stock                            11,467.26      10.35     8.53     97,763       0.22%       1.34%        (17.63%)
Small Company                           75,237.00      12.28    10.54    792,721       0.22%       0.36%        (14.20%)
Mid Cap Growth                          24,107.36      11.44     8.63    208,146       0.22%       0.00%        (24.53%)
Growth Index                            26,451.11       0.71     0.62     16,350       0.22%       0.56%        (12.94%)  (a)
Strong Capital Management
Opportunity II                          15,802.29      29.78    21.73    343,336       0.22%       0.57%        (27.04%)
Mid Cap Growth II                       23,751.41      17.76    11.06    262,586       0.22%       0.00%        (37.75%)
Variable Insurance Products Fund
Overseas                                94,799.36      1.57      1.25    118,304       0.22%       0.63%        (20.51%)
Investment Grade Bond                   306,854.45     1.36      1.50    459,292       0.22%       0.38%         10.06%



Certain portfolios commenced operations during 2002. These ratios were calculated on a period less than 12 months. The beginning unit values were determined by the Company.

        (a) beginning June 2002
        (b) beginning March 2002
        (c) beginning February 2002


* These ratios represent annualized contract expenses, consisting of mortality expense and administrative fee charges for the year, divided by the average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality and F-expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The69 recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense The total return does not include any expenses assessed through the redemption of ratio. units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


                                           2001


                                                      ENDING   NET ASSETS               INVESTMEN
                                           BEGINNING  UNIT     AT END OF    EXPENSE     T INCOME    TOTAL
PORTFOLIO                    UNITS         UNIT VALUE VALUE    YEAR         RATIO*      RATIO**     RETURN ***
Alger American Portfolio
Growth                        8,978.77      60.26      52.97    475,622      0.22%       0.22%       (12.10%)
Small Capitalization          4,157.70      46.03      32.05    133,234      0.22%       0.05%       (30.37%)
American Century Variable
Portfolios
VP Income & Growth           51,589.60       7.11       6.49    334,861      0.22%       0.89%        (8.72%)
VP Value                     56,242.89       7.83       8.81    495,339      0.22%       0.44%        12.52%
Dreyfus
Socially Responsible          6,519.44       3.17       2.68     17,482      0.22%       0.00%       (15.46%)   (d)
Invesco VIF Funds
Dynamics                     13,837.65       1.51       1.25     17,292      0.22%       0.00%       (17.22%)   (d)
Health Sciences               5,255.26       1.80       1.82      9,564      0.22%       1.34%         1.11%    (e)
JP Morgan Series Trust ll
International Opportunities   5,352.88      11.75       9.69     51,861      0.22%       1.26%       (17.53%)
Small Company                 1,990.03      15.09      13.83     27,524      0.22%       0.04%        (8.35%)
Market Street Fund
Bond                          9,867.35      11.52      12.33    121,668      0.22%       5.80%         7.03%
Managed                         129.60      18.14      16.81      2,179      0.22%       4.86%        (7.33%)
Neuberger Berman Partners       554.68      19.65      19.03     10,556      0.22%       0.27%        (3.16%)
Portfolio
Scudder VIT Fund
EAFE Equity Index            37,107.02      11.82       8.87    329,256      0.22%       0.00%       (24.96%)
Equity 500 Index             41,703.87      13.96      12.10    504,805      0.22%       1.02%       (13.32%)
Small Cap Index               9,742.21      11.55      11.75    114,505      0.22%       0.79%         1.73%
Sentinel Variable Products
Trust
Common Stock                  8,556.21      11.29      10.35     88,522      0.22%       1.17%        (8.33%)
Mid Cap Growth               19,210.22      15.19      11.44    219,736      0.22%       0.00%       (24.69%)
Money Market              1,791,163.60       1.12       1.14  2,042,551      0.22%       2.80%         1.79%
Small Company                48,746.43      11.72      12.28    598,604      0.22%       0.37%         4.78%
Strong Capital Management
Mid Cap Growth               16,816.47      23.73      17.76    298,640      0.22%       0.00%       (25.16%)
Opportunity II                4,496.02      26.94      29.78    133,911      0.22%       0.52%        10.54%
Variable Insurance Products
Fund
Investment Grade Bond        22,392.56       1.26       1.36     30,472      0.22%       0.82%         8.02%
Overseas                     50,383.23       2.00       1.57     79,122      0.22%       4.67%       (21.50%)



Certain portfolios commenced operations during 2001. These ratios were calculated on a period less than 12 months. The beginning unit values were determined by the Company.

      (d)  beginning May 2001
      (e)  beginning November 2001


* These ratios represent annualized contract expenses, consisting of mortality expense and administrative fee charges for the year, divided by the average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NOTE 7 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.



--------------------------------------------------------------------------------
AUGUST 1, 2003           REMOVED PORTFOLIO             SURVIVING PORTFOLIO
                         GVIT BOND FUND                SVPT BOND FUND
--------------------------------------------------------------------------------
Shares                   6,184.48                      7,384.27
NAV                      $ 11.94                       $ 10.00
Net assets before        $ 73,843
Net assets after                                       $ 73,843


--------------------------------------------------------------------------------
                         GVIT JP MORGAN BALANCED FUND  SVPT BALANCED FUND
--------------------------------------------------------------------------------
Shares                   6,169.41                      5,305.69
NAV                      $ 8.60                        $ 10.00
Net assets before        $ 53,057
Net assets after                                       $ 53,057






NOTE 8 - LOANS

Policyholders may obtain loans on any business day as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.


NOTE 9 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.


NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.

                            PART C: OTHER INFORMATION


ITEM 26. EXHIBITS

         (a)                 Resolutions of the Board of Directors of National
                             Life Insurance Company ("Depositor") authorizing
                             establishment of National Variable Life Insurance
                             Account ("Registrant") (9)
         (b)                 Custodian Agreements: Not applicable
         (c)          (1)    Form of Distribution Agreement between National
                             Life Insurance Company and Equity
                             Services, Inc. (3)
                      (2)    Form of Equity Services, Inc. Branch Office
                             Supervisor Contract (9)
                      (3)    Form of Equity Services, Inc. Registered
                             Representative Contract (9) (4) Schedule of Sales
                             Commissions (8)
         (d) Contracts:
                      (1)    Specimen Sentinel Benefit Provider Policy Form (7)
                      (2)    Supplemental Term Insurance Rider (7)
                      (3)    Endorsement for Unisex Policies (7)
         (e) Application (7)
         (f) Corporate documents:
                      (1)    National Life Insurance Company's Charter
                             documents (9)
                      (2)    National Life Insurance Company's By-laws (9)

         (g) NA

         (h) Participation Agreements:
                  (1) (a) Form of Participation Agreement - Market Street Fund, Inc., National Life Insurance Company and Equity Services, Inc.(2)
                      (b) Form of Amendment No. 2 to Participation Agreement - Market Street Fund, Inc., National Life Insurance Company and 1717 Capital Management Company (formerly PML Securities Company(4)
                      (c) Form of Amendment No. 3 to Participation Agreement-Market Street Fund, Inc., National Life Insurance Company and 1717 Capital Management Company (formerly PML Securities Company) (6)
                      (d) Form of Amendment No. 4 to Participation Agreement - Market Street Fund, Inc., National Life Insurance Company, 1717 Capital Management Company (formerly PML Securities Company) and LSW (8)
                  (2) (a) Form of Participation Agreement - The Alger American Fund, National Life Insurance Company and Fred Alger and Company (2)
                      (b) Form of Amended Schedule A to the Participation Agreement - The Alger American Fund, National Life Insurance Company and Fred Alger and Company (5)
                      (c) Form of Amendment No. 2 to the Participation Agreement - The Alger American Fund, National Life Insurance Company and Fred Alger and Company (6)
                      (d) Form of Amendment No. 3 to the Participation Agreement by and among The Alger American Fund, National Life Insurance Company, Fred Alger and Company and LSW (8)
                  (3) Form of Shareholder Services Agreement - National Life Insurance Company and American Century Investment Management, Inc.(4)
                  (4) Form of Participation Agreement - National Life Insurance
                      Company and J. P. Morgan Series Trust II(4)
                  (5) Form of Participation Agreement - National Life Insurance
                      Company, Neuberger Berman Advisers Managers Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated(4)
                  (6) Form of Participation Agreement -  BT Insurance Funds
                      Trust, Bankers Trust Company and National Life Insurance Company (17)
                  (7) (a) Fidelity Participation Agreement - Variable Insurance
                      Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) ("VIPF") (10)
                      (b) Amendment No. 1 to VIPF (11)
                      (c) Amendment No. 2 to VIPF (12)

                  (8) (a) Fidelity Participation Agreement between Variable
                          Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) ("VIPFII") (10)
                      (b) Amendment No. 1 to VIPFII (13)
                      (c) Amendment No. 2 to VIPFII (12)
                  (9) Participation Agreement - between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(14)
                  (10) Participation Agreement - National Life Insurance
                       Company, INVESCO Variable Investment Funds, Inc.; INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (15)
                  (11) Participation Agreement amount National Life Insurance
                       Company, The Universal Institutional Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc. and Miller Anderson & Sherrerd, LLP (16)
                  (12) Participation Agreement between Sentinel Variable
                       Products Trust, National Life Insurance Company and Equity Services, Inc. (19)

              (i) Services Agreement between Life Product Developers, Inc., Victor Bertolozzi and National Life Insurance Company (*)


              (j)       Other Material Contracts: Not applicable
              (k) Opinion and Consent of D. Russell Morgan, Assistant General Counsel, as to the legality of the securities being offered (*)
              (l) Opinion and Consent of Kiri Parankirinathan, A.S.A., M.A.A.A, Consultant, as to actuarial matters pertaining to the securities being registered. (*)
              (m)       Calculation (20)
              (n)       (1) Consent of PricewaterhouseCoopers LLP, Auditors (*)
                        (2) Consent of Sutherland Asbill & Brennan LLP (*)

              (o)       NA

              (p)       Initial Capital Agreement: Not applicable
              (q) Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (8)
              (r)       Powers of Attorney:
                        (1) Robert E. Boardman (7)
                        (2) A. Gary Shilling (7)
                        (3) Jeremiah E. Casey (18)
                        (4) Thomas H. MacLeay(18)

(1) Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed on May 5, 1995
(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed December 29, 1995.
(3) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No.33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider filed April 16, 1998)
(5) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (file No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 28, 1997.
(6) Incorporated herein by referenced to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-47363 ) for LSW Variable Annuity Account I (RetireMax) filed July 31, 1998.
(7) Incorporated herein by reference to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed on November 9, 1998.
(8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed February 8, 1999
(9) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed February 11, 1999.
(10) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed February 25, 1999

(11) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
(12) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed April 16, 1998.
(13) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997
(14) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
(15) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
(16) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 1, 2001.
(17) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 5, 1999.
(18) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 1, 2002.
(19) Incorporated herein by reference to Post-Effective Amendment No.12 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003

(20) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 1, 2003.

   * Filed herewith

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


Thomas H. MacLeay                                 Chairman of the Board & CEO and Director

James A. Mallon                                   President & Chief Operating Officer  and Director

Robert E. Boardman                                Director
Hickok & Boardman Financial Network
346 Shelburne Street, P. O. Box 1064
Burlington, VT  05402-1064

Jeremiah E. Casey                                 Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201

Bruce Lisman                                      Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

A. Gary Shilling                                  Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, NJ  07081-1020

Edward J. Bonach                                  Executive Vice President & Chief Financial Officer
Rodney A. Buck                                    Executive Vice President & Chief Investment Officer
Michele S. Gatto                                  Executive Vice President - Corporate Services & General Counsel
Gregory H. Doremus                                Senior Vice President - New Business & Customer Service
Charles C. Kittredge                              Senior Vice President - Marketing Development & Operations
Wade H. Mayo                                      Senior Vice President


                                      C-3


Ruth B. Smith                                     Senior Vice President - Registered Product & Life Event Distribution.
James K. McQueston                                Secretary of the Corporation
Robert E. Cotton                                  Treasurer


*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.


         A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.


         National Life Insurance Company owns 100% of Administrative Services, Inc. , a Vermont administrative services company and National Financial Services, Inc., a Vermont holding company. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc., a Vermont holding company; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company, a Texas corporation; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

         National Life Insurance Company owns 100% of NL Capital Management, Inc., a Vermont corporation NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., a Delaware administrative service corporation, Sigma American Corporation, a Delaware holding company and Equity Services, Inc., a Vermont securities broker-dealer. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation, a Vermont holding company. Sentinel Administrative Service Corporation and Sigma American Corporation, a Delaware holding corporation, are the majority partners of Sentinel Administrative Service Company, a Vermont general partnership which provides transfer agency services and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a Delaware holding corporation a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company, a Vermont general partnership.

         NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company, a Vermont general partnership which provides management services. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a Delaware holding corporation and a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company, a Vermont general partnership which is a securities broker-dealer. Sentinel Management Company owns 100% of American Guaranty & Trust Company, a Delaware corporation.


ITEM 29. INDEMNIFICATION

         The By-Laws of Depositor provide, in part in Article VI, as follows:

         7.1 Indemnification.

         (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

         (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the

Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.   PRINCIPAL UNDERWRITER

          (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

         (b) The following information is furnished with respect to the officers and directors of ESI:


----------------------------------------- -------------------------------------------------- --------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*      POSITIONS AND OFFICES WITH ESI                     POSITIONS AND OFFICES WITH DEPOSITOR
----------------------------------------- -------------------------------------------------- --------------------------------------
Kenneth R. Ehinger                        President & Chief Executive Officer                None
----------------------------------------- -------------------------------------------------- --------------------------------------
John M. Grab                              Senior Vice President & Chief Financial Officer    None
----------------------------------------- -------------------------------------------------- --------------------------------------
Stephen A. Englese                        Senior Vice President - Securities Operations      None
----------------------------------------- -------------------------------------------------- --------------------------------------
Gregory D. Teese                          Vice President - Compliance                        None
----------------------------------------- -------------------------------------------------- --------------------------------------
Isabelle Keiser                           Vice President                                     None
----------------------------------------- -------------------------------------------------- --------------------------------------
Tammy W. King                             Vice President - Marketing & Field Development     None
----------------------------------------- -------------------------------------------------- --------------------------------------
Budd A. Shedaker                          Assistant Vice President - Communications          None
----------------------------------------- -------------------------------------------------- --------------------------------------
Wendy K. Nunez                            Assistant Vice President                           None
----------------------------------------- -------------------------------------------------- --------------------------------------
D. Russell Morgan                         Counsel                                            Assistant General Counsel
----------------------------------------- -------------------------------------------------- --------------------------------------
Sharon E. Bernard                         Treasurer & Controller                             None
----------------------------------------- -------------------------------------------------- --------------------------------------
James K. McQueston                        Secretary                                          Assistant General Counsel & Secretary
----------------------------------------- -------------------------------------------------- --------------------------------------
Thomas H. MacLeay                         Director                                           Chairman & Chief Executive Officer
----------------------------------------- -------------------------------------------------- --------------------------------------
Edward J. Bonach                          Director                                           Executive Vice President & Chief
                                                                                             Financial Officer
----------------------------------------- -------------------------------------------------- --------------------------------------
Rodney A. Buck                            Director                                           Executive Vice President & Chief
                                                                                             Investment Officer
----------------------------------------- -------------------------------------------------- --------------------------------------


  *Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.


         (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
NAME OF                      NET UNDERWRITING           COMPENSATION ON            BROKERAGE COMMISSIONS      OTHER COMPENSATION
PRINCIPAL                    DISCOUNTS AND COMMISSIONS  REDEMPTION
UNDERWRITER
---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
Equity Services, Inc.                $652,765                      -0-                     $652,765                      -0-
---------------------------- -------------------------- -------------------------- -------------------------- ----------------------


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

ITEM 32.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 33.  FEE REPRESENTATION

National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 7 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the30th day of April, 2004.


                                            NATIONAL VARIABLE LIFE
                                            INSURANCE ACCOUNT (Registrant)

                                            By: NATIONAL LIFE INSURANCE COMPANY



Attest: /s/ Christopher M. Neronha          By:  /s/ Thomas H. MacLeay
       ---------------------------               ---------------------
       Christopher M. Neronha                    Thomas H. MacLeay
       Assistant Secretary                       Chairman of the Board and
                                                 Chief Executive Officer

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2004.


                         NATIONAL LIFE INSURANCE COMPANY
(SEAL) (Depositor)


Attest:_/s/ Christopher M. Neronha          By:  /s/ Thomas H. MacLeay
        --------------------------               ---------------------
       Christopher M. Neronha                    Thomas H. MacLeay
       Assistant Secretary                       Chairman of the Board
                                                 and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                                            Title                              Date

/s/ Thomas H. MacLeay                       Chairman of the Board,                      April 30, 2004
---------------------
Thomas H. MacLeay                           Chief Executive Officer
                                            and Director

/s/ James A. Mallon                         President, Chief Operating                  April 30, 2004
James A. Mallon                             Officer and Director


/s/ Edward J. Bonach                        Executive Vice President &                  April 30, 2004
--------------------
Edward J. Bonach                            Chief Financial Officer


Robert E. Boardman*                         Director                                    April 30, 2004
------------------
Robert E. Boardman


Jeremiah E. Casey*                          Director                                    April 30, 2004
-----------------
Jeremiah E. Casey


Bruce Lisman                                Director


A. Gary Shilling*                           Director                                    April 30, 2004
----------------
A. Gary Shilling



*By /s/ Thomas H. MacLeay                                              Date: April 30, 2004
    -------------------------------
      Thomas H. MacLeay
      Pursuant to Power of Attorney



                                  EXHIBIT INDEX



         26(i) Services Agreement between Life Product Developers, Inc., Victor Bertolozzi and National Life Insurance Company

         26  (k)      Opinion and Consent of D. Russell Morgan, Assistant
                      General Counsel

         26  (l)      Opinion and Consent of Kiri Parankirinathan, A.S.A.,
                      M.A.A.A, Consultant

         26  (n)  (1) Consent of PricewaterhouseCoopers LLP, Auditors

         26  (n)  (2) Consent of Sutherland Asbill & Brennan LLP